================================================================================

                                  BB&T Funds
                    Sensible Investing for Generations/TM/

                                    [PHOTO]


                                    ANNUAL

                                   [GRAPHIC]

                                    TO SHAREHOLDERS

                                    SEPTEMBER 30, 1999


================================================================================

                               TABLE OF CONTENTS

              Letter from the Chairman and the Investment Advisor
                                     Page 2
                               Performance Report
                                     Page 2
                      Statements of Assets and Liabilities
                                    Page 26
                            Statements of Operations
                                    Page 33
                      Statements of Changes in Net Assets
                                    Page 37
                            Statements of Cash Flows
                                    Page 45
                       Schedules of Portfolio Investments
                                    Page 46
                         Notes to Financial Statements
                                    Page 83
                              Financial Highlights
                                    Page 106
                          Independent Auditors' Report
                                    Page 147

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Letter From the Chairman and the Investment Advisor

Dear Shareholders:

We are pleased to send you this annual report for the 12 months ended September 30, 1999, a time when "Fed watching" remained investors' most popular spectator sport and financial markets reacted volcanically to every piece of news-- whether it be real or imaginary.

Here at BB&T, we attempted to maintain our balance, focus on long-term performance and use time-tested strategies in an effort to preserve and grow shareholders' capital.

To that end, we continue our ongoing program to broaden your investment opportunities into new sectors, by introducing several new funds. In May, we launched the BB&T Virginia Intermediate Tax-Free Fund, which enables shareholders to enjoy current income that is virtually free from federal and state income taxes./1/ Later this year, we expect to roll out the BB&T Intermediate Corporate Bond Fund, which we feel could take advantage of generous yield opportunities in the corporate debt market. We are also considering a number of other fund offerings, which we will announce as plans are confirmed.

Stocks: Rising From the Depths

When we began our fiscal year on October 1, 1998, stocks were suffering from a sharp sell-off. Among the culprits was a wave of frightening economic news from around the world. Asia was still reeling from its earlier troubles; Russia defaulted on an enormous sum of government debt; and the impending collapse of an American hedge fund, Long-Term Capital Management, threatened to sink global credit markets.

Fortunately, stocks hit bottom in early October and began to recover strongly. Sparked by the Federal Reserve Board's ("the Fed") decision to cut short-term rates three times in four months, stocks were carried upward by a wave of fresh liquidity and a renewed sense of optimism among investors.

In March, the Dow Jones Industrial Average/2/ ("the Dow") closed above 10,000 for the first time in its history and later edged over the 11,000 mark. As we write this report in mid-October, even a recent round of profit-taking has caused only modest erosion to key indices, such as the Dow.

Nonetheless, we think it is prudent to point out that the broader market has been experiencing a "stealth correction," with more stocks down than up in many sectors. In fact, nearly 60 percent of all issues on the New York Stock Exchange are down 20 percent or more from their 52-week highs and more than a third are down at least 30 percent. This is not what one would expect to see in a strong, broad-based market surge. However, the way we see it, with so many stocks down, and corporate earnings generally up, many excellent investing opportunities abound.

Bonds: Overwhelmed by the Fed's Reversal

After the Fed's three interest-rate cuts in the last four months of 1998, fixed-income investors were feeling good about their positions. Unfortunately, the good times did not last. Early in 1999, Fed officials began to express their concern about inflationary pressures, which effectively put upward pressure on rates. And they did not stop there. Beginning in June, the Fed began to formally tighten--raising rates on June 30 and again on August 24.

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/1/The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, the federal alternative minimum tax.
/2/The Dow Jones Industrial Average is a price-weighted average based on the price-only performance of 30 blue-chip stocks.

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One may ask why the Fed took such actions. While measurable consumer inflation remains contained, the Fed is concerned with building pipeline inflationary pressures and wage inflation. The fear is that productivity gains will not be able to keep pace with rising inflationary pressures. It is the Fed's job not to react to current events, but to take preemptive measures against future inflation.

Bonds and bond funds of every stripe struggled against the weight of higher rates, and our fixed-income portfolios were no exception. However, while we acknowledge that there is potential for even higher rates, we believe the worst of the interest-rate rise may be over. Therefore, going forward, we will be seeking opportunities to increase interest-rate sensitivity.

We are Optimistic About the Year Ahead

We believe the domestic economy will continue to grow, though perhaps not as robustly as in recent years. Consequently, we do not think the Fed needs to be as aggressive in raising rates. We anticipate continuing, sound monetary policy and lack of regulatory constraints. The risk is that the Fed could make a mistake and overreact to perceived inflationary pressures. However, Fed officials have not erred in recent years and have led us through this marvelous economic expansion.

As for stocks, we see the market broadening to include small- and mid-cap companies. In our opinion, that is where the value lies. We expect more volatility on a short-term basis, until the Fed completes its current, tightening cycle. However, for the long term, we remain positive on the markets; we think this is a very productive environment for investors with long-term horizons.

As always, we thank you for continued support and look forward to serving your investment needs.

Sincerely,

/s/ Walter B. Grimm

Walter B. Grimm
Chairman
BB&T Funds

/s/ David C. McMahon

David C. McMahon
Executive Vice President and Chief Investment Officer
Branch Banking and Trust Company

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Past performance is not indicative of future results.
This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. The BB&T Funds are distributed by BISYS Fund Services LP.
The BB&T Funds are NOT FDIC INSURED and are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. Investment products involve investment risk, including the possible loss of principal.

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The BB&T International Equity Fund+

For the period ended September 30, 1999, the Fund produced a total return of 28.33% (A shares without load), compared to 30.95% for its benchmark, the Morgan Stanley Capital International EAFE Index.

International markets were strong during the year, with Pacific Basin and emerging markets leading the way. The portfolio largely matched the indices, with a strong performance against the benchmark in the United Kingdom, Continental Europe and the Far East. Our Japanese selections matched the index return, while our emerging market stocks lagged. The value orientation of the portfolio resulted in some volatility, with value outperforming strongly in the early months of the period, before running into some profit-taking.

We Profited in All Geographic Sectors

Many foreign markets were up during the period, reflecting some major changes. Japan and much of the rest of Asia began to recover, quite substantially, from the wave of currency devaluations and market turmoil that plagued the Far East the previous year. Exports grew substantially, currencies stabilized, and foreign economies picked up dramatically, and their stock markets recovered, likewise.

In Japan, specifically, individual companies are restructuring; managements are becoming more aware of the need to become more efficient, to improve productivity and to provide value to shareholders. And while the Japanese banking system is still somewhat fragile, bank managers and regulators have taken measures to resolve their problems. We believe that the actions that have been taken--including recapitalizations and mergers--can strengthen the banking system over the next few years. Consequently, the portfolio was overweighted in Japan.

In Continental Europe and the United Kingdom, a majority of attention was paid to the European Union's introduction of a single currency, the Euro. However, the actual rollout turned out to be a non-event; concerns that the new currency would cause computer problems, and dislocate markets, proved to be unfounded. On the contrary, we saw strong, unhampered economic growth throughout the region. The Euro's weakness against the U.S. dollar boosted export flows.

The other major trend in Europe, and one that benefited the portfolio, was a high degree of merger-and-acquisition activity. One of our most significant holdings was Telecom Italia, which was eventually bought by Olivetti at a sharp premium to our initial cost. Other M&A activity cut across many industry sectors--including energy, utilities, banking and insurance.

Looking ahead, we believe the economic outlook is particularly promising in Europe. The inflation rate in the U.K. is at its lowest level in 36 years; we do not believe interest rates need to rise any higher than they have. Continental Europe also boasts high consumer and business confidence. Earnings should rise significantly in the region over the next 12 months.

As of September 30, 1999, approximately 43% of the Fund's holdings were invested in Continental Europe, 16% in the United Kingdom, 25.4% in Japan, 4.3% in other Pacific Basin countries, 5.1% in the world's emerging markets and 6.2% in cash and cash equivalents.

The top five equity holdings in the Fund were British Petroleum Co., PLC (2.0% of the portfolio's assets), Sharp Corp. (1.4%), Vodafone Group PLC (1.4%), Mannesman AG (1.3%) and Ricoh Co., Ltd. (1.3%).*

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+International investing involves increased risk and volatility.
*The composition of the Fund's holdings is subject to change.

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                         BB&T INTERNATIONAL EQUITY FUND

                         Average Annual Total Return
                                 As of 9/30/99
             -----------------------------------------------------
                                 Inception                  Since
               Class                Date       1 Year     Inception
             -----------------------------------------------------
              Class A Shares*      1/2/97     22.52%        8.49%
              Class B Shares**     1/2/97     23.48%        8.68%
              Trust Shares         1/2/97     28.70%       10.68%

               * Reflects 4.50% maximum sales charge.
              ** Reflects applicable deferred sales charge.


                          Value of $10,000 Investment

                                    [CHART]

          Trust Shares  Class A Shares*   Class B Shares**  Morgan Stanley EAFE
     1/2/97     10,000          9,551           10,000             10,000
    9/30/97     11,334         10,778           11,251             11,043
    9/30/98     10,264          9,743           10,093             10,151
    9/30/99     13,209         12,503           12,564             13,293



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Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.

The performance of the BB&T International Equity Fund is measured against the Morgan Stanley Capital International EAFE Index (Europe, Australia and Far
East), which is unmanaged and is generally representative of the performance of stock markets in that region. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services.

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The BB&T Small Company Growth Fund+

For the 12 months ended September 30, 1999, the Fund produced a total return of 42.32% (A shares without sales load), compared to its benchmark, the Russell 2000 Index, with a return of 19.07%.

Overall, it was a pretty good period for small-company growth stocks. There were periods of very high volatility--times when stocks did quite well and times when they did very poorly--but for the 12 months as a whole, we provided shareholders with returns that were outstanding on an historical basis.

As is our custom, we did not worry much about short-term swings. We remained focused on our objectives and spent most of our energy looking for dynamic stocks to buy. As it turned out, we found some good ones.

Technology Was a Winning Sector

Early in the period, we enjoyed a measure of success in the retail sector, with a profitable position in Pacific Sunwear (1.5%). For the full 12 months, however, a very significant portion of our gains came from our technology holdings, specifically, in telecommunications.*

For example, one of our biggest winners was Pinnacle Holdings (1.6%). This is not a high-tech company--they own communications transmission towers that handle cell phone, microwave and other data traffic--but their services are greatly in demand. Another stock, one that was an enormous success for us, was Veritas Software (2.1%), which designs, markets and supports enterprise data-storage management services. Our cost per share was around $13, and the stock's price is up around $75. Other technology winners included Clarify, Inc. (1.1%), a developer of enterprise software for client/server applications; Mercury Interactive (2.2%), which owns a program that can identify computer network problems; and Peregrine Systems (1.5%), a provider of packaged, infrastructure management application software.*

Toward the end of the fiscal year, we also built positions in a number of energy companies, including CalDive International (0.5%), which builds and maintains oil drilling platforms; and Stone Energy (1.3%), an oil and gas producer.*

Looking forward, we believe it is a time to be cautious. The Fed looks to be in the middle of credit-tightening maneuvers, which is creating some nervousness among investors. We also anticipate a number of inflationary pressures on the horizon; unemployment is at a very low level, which can lead to inflationary wage increases. Within the stock market, what we saw this year was a continuation of a disturbing trend, with more stocks declining in price than advancing. Despite the strong performance of a handful of issues that drove many indices higher, stocks in general continue to be sluggish. Some time in the near future, we could see a meaningful correction.

On the positive side, relative valuations for the types of stocks we buy are more attractive than they have been for many years.

As of September 30, 1999, the top five equity holdings in the Fund were Harmonic, Inc. (2.4%), Applied Micro Circuits Corp. (2.3%), Mercury Interactive Corp. (2.2%), Veritas Software Co. (2.1%) and Calpine Corp. (2.1%).*

--------------------------------------------------------------------------------

+Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.
*The composition of the Fund's holdings is subject to change.

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                        BB&T SMALL COMPANY GROWTH FUND

                         Average Annual Total Return
                                 As of 9/30/99
             -----------------------------------------------------
                                Inception                  Since
               Class               Date       1 Year     Inception
             -----------------------------------------------------
              Class A Shares*     12/7/94     35.88%       20.14%
              Class B Shares**     1/1/96/1/  37.25%       20.37%
              Trust Shares        12/7/94     42.66%       21.62%

              *  Reflects 4.50% maximum sales charge.
              ** Reflects applicable deferred sales charge.


                          Value of $10,000 Investment

                                    [CHART]

                       Trust Shares    Class A Shares*   Russell 2000 Index
            12/7/94       10,000            9,551              10,000
            9/30/95       14,570           13,878              12,923
            9/30/96       21,180           20,115              14,620
            9/30/97       23,545           22,307              19,472
            9/30/98       17,985           16,995              15,768
            9/30/99       25,656           24,188              18,775


                          Value of $10,000 Investment

                                    [CHART]

                              Class B Shares        Russell 2000 Index
                 12/7/94           10000                   10000
                 9/30/95           14530                   12923
                 9/30/96           20920                   14620
                 9/30/97           23045                   19472
                 9/30/98           17422                   15768
                 9/30/99           24409                   18775
--------------------------------------------------------------------------------
Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.

/1/Class B shares were not in existence prior to 1/1/96. Performance calculated for any period up to and through 1/1/96 is based upon the historical performance of the Class A Shares and is adjusted for the Class B Shares CDSC, but does not include any 12b-1 fees, which, if reflected, performance would have been lower.

The performance of the BB&T Small Company Growth Fund is measured against the Russell 2000, an unmanaged index generally representative of the performance of small-capitalization stocks. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

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The BB&T Large Company Growth Fund

For the period ended September 30, 1999, the Fund produced a total return of 30.93% (A shares without load), compared to 27.79% for its benchmark, the S&P 500 Stock Index.

For the period as a whole, we generated excellent returns by investing in large-cap growth stocks--which, as a group, were favored by investors for nearly the entire 12 months. Market leadership was unusually narrow, but we benefited from investing in shares of large, well-known companies with proven earnings growth--the type of stocks in which we specialize. We are especially proud that we have achieved our results while maintaining a standard deviation (a measure of volatility) lower than that of the S&P 500.

Our Emphasis on Technology Was Beneficial

Despite generally strong performance, we took a critical look at the portfolio earlier in the period and determined there were a number of characteristics in the portfolio we wanted to improve. We committed ourselves to focusing on companies with sustainable return on equity ("ROE"), identifiable and verifiable earnings growth and strong price and earnings momentum. We are not slavish about price momentum, but we are sensitive to it. We also decided to reduce our turnover rate (the frequency of buying and selling securities) below the average growth fund's level--to lower shareholder expenses.

With regard to sector preference, we maintained a higher-than-average technology weighting, with better than 37 percent of our assets in technology stocks--including industry leaders such as Microsoft Corp. (3.3% of the portfolio's net holdings), Intel Corp. (2.7%), Cisco Systems, Inc. (2.3%) and Oracle Corp. (1.8%). At the same time, we were underweighted in health care, telecommunications and finance; this helped the Fund, as all three of these sectors hit rough patches during the period.*

Within the Internet arena, we profited from investments in such names as America Online, Inc. (1.4%) and Yahoo!, Inc. (1.2%). We believe the Web business is going to get a lot bigger, much faster, than many people think. In our opinion, we are seeing the beginning of a defined segmentation in the Internet sector, and these segments are going to be controlled by first movers such as AOL and Yahoo. We believe the Internet has a very promising future, and we will continue to be looking for new companies who look viable and come into the game with the right sort of strategic plan.*

Looking ahead, we intend to continue doing what has worked for us in the past: buying big names with big earnings potential. This is what our shareholders expect of us, and we will continue to maintain our discipline in this area.

As of September 30, 1999, the top five equity holdings in the Fund were Microsoft Corp. (3.3% of the portfolio's net holdings), Sun Microsystems, Inc. (2.8%), Intel Corp. (2.7%), General Electric Co. (2.6%) and MCI Worldcom, Inc. (2.5%).*

--------------------------------------------------------------------------------

*The composition of the Fund's holdings is subject to change.

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                        BB&T Large Company Growth Fund

                         Average Annual Total Return
                                 As of 9/30/99
             -----------------------------------------------------
                             Inception Date                Since
               Class               Date       1 Year     Inception
             -----------------------------------------------------
              Class A Shares*     10/3/97     25.08%       10.44%
              Class B Shares**    10/3/97     25.97%       10.91%
              Trust Shares        10/3/97     31.15%       13.24%

              *  Reflects 4.50% maximum sales charge.
              ** Reflects applicable deferred sales charge.


                          Value of $10,000 Investment

                                    [CHART]

                   Trust Shares    Class A Shares*        S & P 500 Stock Index
        10/3/97       10,000              9,550                   10,000
        9/30/98        9,767              9,309                   10,905
        9/30/99       12,810             12,188                   13,935

                          Value of $10,000 Investment

                                    [CHART]

                               Class B Shares    S&P 500 Stock Index
                  10/3/97          10,000               10,000
                  9/30/98           9,687               10,905
                  9/30/99          12,290               13,935

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Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.

The performance of the BB&T Large Company Growth Fund is measured against the S&P 500 Stock Index, an unmanaged index generally considered to be representative of the performance of the stock market as a whole. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services.

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The BB&T Growth and Income Stock Fund

For the 12-month period ended September 30, 1999, the Fund produced a total return of 11.64% (A shares without load), compared to 27.79% for its benchmark, the S&P 500 Stock Index.

The last twelve months proved challenging for all funds managed with a value orientation like ours. Except for a brief period during the third quarter of the fiscal year, investors were attracted to a very narrow group of large-cap growth stocks. If anything the leadership became even narrower as the year wore on. Formerly, high-flying sectors such as consumer nondurables and health care have fallen by the wayside, leaving technology as the sole leadership group. Technology stocks historically possess very few of the characteristics that value investors tend to cherish.

Staying True to our Diversified Value Strategy

Our value style has led us to hold a slight underweighting in technology and a slight overweighting in consumer non-durables and basic materials. Because the types of stocks we favor have not done particularly well recently, many attractive names that were cheap are now cheaper. It still appears to us that the most promising value is to be found in the mid-cap arena.

Why have we not pursued more "hot" stocks in the technology sector? For the simple reason, that we just are not comfortable with the astronomical valuation levels most technology stocks carry. Nor are we finding new ideas in technology that we feel overcome the disadvantage of being so richly overpriced.

In our opinion, the important thing is that we continue to do what we have done successfully for years: follow our long-term commitment to diversified value investing, focus on strong fundamentals and make sure the things we own are decently priced. We buy the stocks of high-quality companies that are going to be in business for years to come and offer outstanding growth prospects.

Looking at the Fund in the aggregate, our shareholders are buying a portfolio of stocks priced at less than 40 percent of the overall market's valuation multiples, with double-digit earnings growth expectations. This emphasis on value has served our shareholders well over the long term, and we see no reason to stray from this successful philosophy.

As of September 30, 1999, the top five equity holdings in the Fund were Johnson & Johnson (2.9% of the portfolio's net holdings), SBC Communications, Inc. (2.8%), Hewlett-Packard Co. (2.8%), SUPERVALU, Inc. (2.4%) and AT&T Corp. (2.4%).*


--------------------------------------------------------------------------------

*The composition of the Fund's holdings is subject to change.

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

                       BB&T  GROWTH & INCOME STOCK FUND


                          Average Annual Total Return
                                 As of 9/30/99
          ----------------------------------------------------------------
                           Inception                             Since
            Class             Date       1 Year     5 Year     Inception
          ----------------------------------------------------------------
          Class A Shares*  10/09/92      6.62%     16.52%      14.47%
          Class B Shares**  1/01/96/1/   6.73%     16.79%      14.74%
          Trust Shares     10/09/92     11.89%     17.86%      15.51%

          *  Reflects 4.50% maximum sales charge.
          ** Reflects applicable deferred sales charge.

                                    [CHART]

                          Value of $10,000 Investment

                      Trust Shares    Class A Shares*   S&P 500 Stock Index
          10/9/92        10,000            9,551               10,000
          9/30/93        11,606           11,052               11,714
          9/30/94        12,021           11,420               12,147
          9/30/95        14,531           13,775               15,759
          9/30/96        17,628           16,664               18,949
          9/30/97        24,350           22,963               26,610
          9/30/98        24,434           22,987               29,018
          9/30/99        27,339           25,661               37,082

                                    [CHART]

                          Value of $10,000 Investment

                              Class B Shares**    S&P 500 Stock
                     10/9/92        10,000           10,000
                     9/30/93        11,572           11,714
                     9/30/94        11,956           12,147
                     9/30/95        14,422           15,759
                     9/30/96        17,355           18,949
                     9/30/97        23,728           26,610
                     9/30/98        23,568           29,018
                     9/30/99        26,097           37,082

--------------------------------------------------------------------------------
Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.

The performance of the BB&T Growth and Income Stock Fund is measured against the S&P 500 Stock Index, an unmanaged index generally considered to be representative of the performance of the stock market as a whole. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

/1/Class B shares were not in existence prior to 1/1/96. Performance calculated for any period up to and through 1/1/96 is based upon the historical performance of the Class A Shares and is adjusted for the Class B Shares CDSC, but does not include any 12b-1 fees, which, if reflected, performance would have been lower.

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

The BB&T Balanced Fund

For the 12 months ended September 30, 1999, the Fund produced a total return of 7.72% (A shares without load), compared to 27.79% and 0.78% for the Fund's benchmarks, the S&P 500 Stock Index and the Lehman Brothers Intermediate Government Bond Index, respectively.

We were not completely pleased with our performance for the period as a whole. On the equity side, market leadership was mostly confined to a handful of very large growth stocks--not the sort of issues that complements our value style. The Fund did perform very well during the second calendar quarter of 1999, when investors rotated back to value stocks in a big way; bond prices also rose during that time. However, during the three months that concluded September 30, the end of our fiscal year, the stock market again returned to its narrow growth focus.

We Countered Volatility With Active Management

Both the stock and bond markets were unusually volatile during the period, and as a result, we changed our asset-allocation percentages more often than we usually do. Going into the fiscal year--which was the tail end of a major sell-off--we carried a slight overweighting in equities. As the market rallied through the last calendar quarter of 1998 and the first calendar quarter of 1999, we trimmed our equity exposure back to slightly below our target levels of 60% stocks and 40% bonds.

On the fixed-income side of our portfolio, the higher interest-rate environment caused us to hold a slightly shorter-than-target average weighted maturity--a position that helped us throughout the period. We emphasized non-U.S. Treasury investments; we shifted some money into high-quality, corporate bonds. We also continued to emphasize mortgage-backed securities, because we felt that, looking ahead, they offered very favorable returns relative to Treasuries. We also had a very heavy emphasis on U.S. Government agency securities, which we also believed offered good, relative performance potential. In a choppy, up-and-down bond market like the one we had the last 12 months, we felt this allocation was a pretty good strategy.

Going forward, we believe that holding a widely diversified portfolio such as ours, with significant holdings in both stocks and bonds, is likely to benefit investors as the markets broaden and carry more issues higher. We have reached this conclusion after a great deal of research, discussion and consideration of many possible scenarios. Do we believe that broad diversification is an appropriate strategy? Absolutely.

As of September 30, 1999, approximately 56% of the portfolio's holdings were invested in stocks, 41% in fixed-income holdings and 3% in cash and cash equivalents. The Fund's top five equity holdings were IBM Corp. (1.9% of the portfolio's net holdings), Adobe Systems, Inc. (1.8%), Hewlett-Packard Co. (1.5%), Anheuser-Busch Cos. (1.5%) and Honeywell, Inc. (1.3%). The Fund's fixed-income holdings were invested in U.S. Treasury, government agency and mortgage-backed securities. The average maturity of the fixed-income portfolio was approximately 5.6 years; the average credit quality was AAA.*

--------------------------------------------------------------------------------

*The composition of the Fund's holdings is subject to change.

                              [LOGO OF BB&T FUNDS]

                              BB&T Balanced Fund

                          Average Annual Total Return
                                 As of 9/30/99
    ------------------------------------------------------------------------
                        Inception                                   Since
          Class            Date       1 year        5 Year        Inception
    ------------------------------------------------------------------------
     Class A Shares*      7/1/93       2.88%        12.18%          10.02%
     Class B Shares**     1/1/96       2.82%        12.39%          10.28%
     Trust Shares         7/1/93       8.01%        13.51%          11.07%

     *  Reflects 4.50% maximum sales charge.
     ** Reflects applicable deferred sales charge.


                          Value of $10,000 Investment

                                    [GRAPH]
                                                              Lehman Bros. Int.
           Trust Shares Class B Shares**  S&P 500 Stock Index  Govt. Bond Index
 7/1/93       10,000          9,551             10,000              10,000
9/30/93       10,274          9,826             10,257              10,211
9/30/94       10,231          9,763             10,637              10,058
9/30/95       12,095         11,521             13,800              11,124
9/30/96       13,637         12,953             16,593              11,691
9/30/97       16,652         15,771             23,302              12,606
9/30/98       17,847         16,858             25,410              13,942
9/30/99       19,276         18,160             32,471              14,051


                          Value of $10,000 Investment

                                    [GRAPH]

                                               Lehman Bros. Int.
         Class B Shares** S&P 500 Stock Index  Govt. Bond Index
 7/1/93       10,000             10,000             10,000
9/30/93       10,288             10,257             10,211
9/30/94       10,222             10,637             10,058
9/30/95       12,062             13,800             11,124
9/30/96       13,447             16,593             11,691
9/30/97       16,258             23,302             12,606
9/30/98       17,260             25,410             13,942
9/30/99       18,437             32,471             14,051


--------------------------------------------------------------------------------
Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.

/1/Class B shares were not in existence prior to 1/1/96. Performance calculated for any period up to and through 1/1/96 is based upon the historical performance of the Class A Shares and is adjusted for the Class B Shares CDSC, but does not include any 12b-1 fees, which, if reflected, performance would have been lower.

The performance of the BB&T Balanced Fund is measured against the S&P 500 Stock Index, an unmanaged index generally considered to be representative of the performance of the stock market as a whole, and against the Lehman Brothers Intermediate Government Bond Index, widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services.

                              [LOGO OF BB&T FUNDS]

The BB&T Capital Manager Funds
Conservative Growth Fund
Moderate Growth Fund
Growth Fund

The three BB&T Capital Manager Funds--Conservative Growth Fund, Moderate Growth Fund and Growth Fund--invest in underlying funds from the BB&T Funds family. The Capital Manager Funds seek varying degrees of capital appreciation and income, based on each portfolio's specific and separate asset allocation mix. Our investment discipline leads us to buy shares of specific sectors when they are relatively cheap, and to sell those shares that are relatively expensive. We believe that, in the long run, this asset allocation strategy helps us reduce volatility for our shareholders while providing competitive returns.

We Leveraged Volatility to Buy Shares Cheaply

As a group, the Capital Manager Funds performed exactly as we expected them to during the period. Each Fund had representation in some of the stock market's best-performing sectors--on both the domestic and global fronts. All three portfolios were invested, in varying degrees, in the BB&T Large Company Growth, Small Company Growth and International Equity Funds; when these underlying Funds prospered, so did the Capital Manager Funds.

One of the ways we use volatility to our advantage is to regularly "re-balance" each Fund's exposure to different underlying portfolios, based on each Fund's risk profile; this strategy proved especially beneficial in the most recent 12-month period. When some foreign markets lagged behind the U.S. market, we logically bought more shares of the BB&T International Equity Fund. That Fund's subsequent ascent contributed to the performance of the Capital Manager Funds. We also bought more shares of the BB&T Small Company Growth Fund when small stocks suffered, and saw our fortunes rise when small stocks in general, and the Small Company Growth Fund in particular, climbed sharply.

We believe our job is to manage risk. That means not avoiding risk, but looking at the potential for risk, scrutinizing opportunities for return, then deciding on an appropriate risk-return tradeoff. Evaluating the markets and the economy at the end of the most recent period, we decided that it made more sense to not take on extra risk in stocks; bonds appeared to offer a bit more potential return for their relative risk. Therefore, as of September 30, 1999, each of our three Funds was situated either at, or slightly under, its target exposure for equities.


                                    [GRAPH]

                         BB&T Capital Manager A Shares

                          Value of $10,000 Investment

                                                                       Lehman Bros. Int.
             Moderate    Conservative    Growth   S&P 500 Stock Index   Govt. Bond Index
1/29/98         9,550        9,550        9,550        10,000               10,000
9/30/98         9,559        9,731        9,411        10,484               10,681
9/30/99        10,808       10,528       10,993        13,398               10,764

                              [LOGO OF BB&T FUNDS]

                           The BB&T Capital Manager
                             Moderate Growth Fund

                         Average Annual Total Return
                                 As of 9/30/99
             -----------------------------------------------------
                                 Inception                 Since
               Class                Date      1 Year     Inception
             -----------------------------------------------------
              Class A Shares*     1/29/98      8.02%        4.26%
              Class B**           1/29/99       NA         -3.71%+
              Trust Shares        10/2/97     13.34%        6.84%

              *  Reflects 4.50% maximum sales charge.
              ** Reflects applicable deferred sales charge.
              +  Aggregate Total Return

                           The BB&T Capital Manager
                           Conservative Growth Fund

                         Average Annual Total Return
                                 As of 9/30/99
             -----------------------------------------------------
                                 Inception                 Since
               Class                Date       1 Year     Inception
             -----------------------------------------------------
              Class A Shares*     1/29/98      3.38%        3.47%
              Class B**           1/29/99       NA         -4.34%+
              Trust Shares        10/2/97      8.47%        6.20%

              *  Reflects 4.50% maximum sales charge.
              ** Reflects applicable deferred sales charge.
              +  Aggregate Total Return

                           The BB&T Capital Manager
                                  Growth Fund

                         Average Annual Total Return
                                 As of 9/30/99
             -----------------------------------------------------
                                Inception                  Since
               Class               Date       1 Year     Inception
             -----------------------------------------------------
              Class A Shares*     1/29/98     11.51%        4.63%
              Class B**           1/29/99       NA         -3.13%+
              Trust Shares        10/2/97     16.96%        7.24%

              *  Reflects 4.50% maximum sales charge.
              ** Reflects applicable deferred sales charge.
              +  Aggregate Total Return

                       BB&T CAPITAL MANAGER TRUST SHARES

                                    [CHART]

                          Value of $10,000 Investment

                                               S&P 500      Lehman Bros. Int.
          Moderate    Conservative  Growth   Stock Index    Govt. Bond Index
10/2/97    10,000        10,000     10,000     10,000              10,000
9/30/98    10,068        10,395      9,828     10,905              11,059
9/30/99    11,411        11,275     11,495     13,935              11,145

                         BB&T CAPITAL MANAGER B SHARES

                                    [CHART]

                          Value of $10,000 Investment

                                               S&P 500      Lehman Bros. Int.
         Moderate**  Conservative** Growth** Stock Index    Govt. Bond Index
1/29/98    9,550         9,550      9,550      10,000              10,000
9/30/98    9,559         9,731      9,411      10,484              10,681

--------------------------------------------------------------------------------

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

A portion of the Funds' fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.

The performance of the BB&T Capital Manager Funds are measured against the S&P 500 Stock Index, an unmanaged index generally considered to be representative of the performance of the stock market as a whole, and against the Lehman Brothers Intermediate Government Bond Index, widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these services.

                              [LOGO OF BB&T FUNDS]

The BB&T North Carolina Intermediate Tax-Free Fund/1/,/2/

For the 12-month period ended September 30, 1999, the Fund produced a -1.53% (A shares without load) return compared to a 1.55% return for the Lehman Brothers 5-Year General Obligations Index.

The period was marked by extreme interest-rate volatility, with the Federal Reserve first lowering the fed funds' rate two times, then "taking back" the cuts with rate hikes in the latter half of the period. We correctly anticipated the early rate cuts and, expecting an equally benign environment in calendar year 1999, entered January with the portfolio's average maturity extended. Unfortunately, negative comments made by Fed Chairman Alan Greenspan, along with investors' fear of inflation, ignited a precipitous slide in bond prices that began in February and spread into the spring. As the yield curves rose we began efforts to shorten duration and maturity in the fund to lessen the impact on performance and to reduce volatility. Nonetheless we suffered some performance degradation that has only recently begun to improve.

While the Fund's overall performance was disappointing, we are still satisfied with the fact that we provided shareholders with adequate, tax-free yields with only modest volatility.

The Muni Market Was Buffeted by Uncertainty and Natural Disasters

There were three especially dynamic forces at play in the North Carolina municipal market. First, was the issue of quantity in the hospital sector. Throughout the period, we saw a steady erosion in bond prices for health care-related bonds; this was due not to credit concerns, but to the huge volume that was brought to market in the fourth calendar quarter of 1998 and the first calendar quarter of 1999. This high volume, coupled with limited demand, drove yields up and prices down.

The second dynamic that took hold in the state was the fear of deregulation in the municipal power arena; the changing of government in Raleigh had a serious impact on the issuance of municipal power debt. The uncertainty of how this situation would affect the municipal power structure caused power-backed securities to be rated down at the BBB level.

Finally, a significant portion of the state suffered enormous damage from the three major hurricanes that struck the state in as many months. The consequences of these disasters are still being assessed, but the economic damage will be felt for a long time and will affect the muni market to some degree.

As of September 30, 1999, 98.0% of the Fund's portfolio was invested in debt instruments issued by government entities in the state of North Carolina, with 1.2% in Puerto Rican securities (also free from income taxes). Approximately 70.5% of our holdings were general obligation bonds, and 28.7% were revenue bonds; cash was negligible. The effective maturity of our portfolio was 8.19 years, and the average credit quality was AAA.*

--------------------------------------------------------------------------------

/1/The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. /2/Regional investing may incur additional risks since investments are limited to one geographical area.
*The composition of the portfolio is subject to change.

                              [LOGO OF BB&T FUNDS]

                BB&T North Carolina Intermediate Tax-Free Fund

                         Average Annual Total Return
                                 As Of 9/30/99
             -------------------------------------------------------------
                                 Inception                        Since
               Class                Date       1 Year   5 Year   Inception
             -------------------------------------------------------------
              Class A Shares*     10/16/92     -3.45%    3.84%    3.50%
              Trust Shares        10/16/92     -1.47%    4.42%    3.93%

              * Reflects 2.00% Maximum Sales Charge.



                               [CHART AND GRAPH]

                          Value of $10,000 Investment
                                                Lehman Bros.
                                              5-Year General
             Trust Shares   Class A Shares*    Oblig. Index
10/16/92       10,000             9,804            10,000
 9/30/93       10,662            10,451            10,833
 9/30/94       10,537            10,313            10,850
 9/30/95       11,355            11,097            11,856
 9/30/96       11,669            11,386            12,366
 9/30/97       12,420            12,101            13,213
 9/30/98       13,277            12,904            14,130
 9/30/99       13,078            12,708            14,349



--------------------------------------------------------------------------------

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.

The performance of the BB&T North Carolina Intermediate Tax-Free Fund is measured against the Lehman Brothers 5-Year General Obligations Index, an unmanaged index generally considered to be representative of the performance of tax-exempt municipal securities with an average maturity of five years. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services.

                              [LOGO OF BB&T FUNDS]

The BB&T South Carolina Intermediate Tax-Free Fund /1/,/2/

For the 12 months ended September 30, 1999 the Fund produced a total return of -2.09% (A shares without load), compared to the 1.55% for the Fund's benchmark, the Lehman Brothers 5-Year General Obligation Index.

The period was marked by extreme interest-rate volatility, with the Fed first lowering the fed funds rate two times, then "taking back" the cuts with rate hikes in the latter half of the period. We correctly anticipated the early rate cuts and, expecting an equally benign environment in calendar year 1999, we entered January with the portfolio's average maturity extended. Unfortunately, negative comments made by Fed Chairman Alan Greenspan, along with investors' fear of inflation, ignited a precipitous slide in bond prices that began in February and spread into the spring. As the yield curves rose we began efforts to shorten duration and maturity in the fund to lessen the impact on performance and to reduce volatility. Nonetheless we suffered some performance degradation that has only recently begun to improve.

While the Fund's performance was disappointing, we are still satisfied with the fact that we provided shareholders with adequate, tax-free yields with only modest volatility.

We Found More Opportunities With Revenue Bonds

In many ways, the year was a replay of the previous 12-month period, in terms of the number and type of issues that came out. South Carolina is still trying to make itself into a completely AAA state; paper issued by the state itself is generally rated AAA, but much of the issues offered by school districts and other smaller entities are insured.

During the period, the yield rose incrementally, as did our average coupon. Because many of our shareholders seem to want to put their money into the Fund for periods ranging from six months to two years, generating higher income is one of our priorities.

Over the last 12 months, we favored state intercept revenue bonds, which offered a better yield and coupon structure than general obligation issues.

As of September 30, 1999, the Fund's portfolio was invested in debt instruments issued by government entities in the state of South Carolina. Approximately 29.3% of our holdings were general obligation bonds, and 67.4% were revenue bonds; cash was negligible. The effective maturity of our holdings was 8.44 years, and the average credit quality was AAA.*


--------------------------------------------------------------------------------

/1/The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. /2/Regional investing may incur additional risks since investments are limited to one geographical area.
*The composition of the portfolio is subject to change.

                              [LOGO OF BB&T FUNDS]

                 BB&T South Carolina Intermediate Tax-Free Fund

                          Average Annual Total Return
                                 As of 9/30/99
    ----------------------------------------------------------------
                         Inception                          Since
          Class             Date          1 year          Inception
    ----------------------------------------------------------------
     Class A Shares*      10/20/97        -4.02%            1.82%
     Trust Shares         10/20/97        -1.98%            2.98%

     *  Reflects 2.00% Maximum Sales Charge.


                          Value of $10,000 Investment

                                    [GRAPH]
                                                         Lehman Bros.
                                                        5-Year General
                                    Trust Shares         Oblig. Index
                       10/19/97        10,000               10,000
                        9/30/98        10,802               10,629
                        9/30/99        10,588               10,794


                          Value of $10,000 Investment

                                    [GRAPH]

                                                         Lehman Bros.
                                                        5-Year General
                               Class A Shares*           Oblig. Index
                     12/10/97        9,800                  10,000
                      9/30/98       10,579                  10,629
                      9/30/99       10,358                  10,794

--------------------------------------------------------------------------------

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.

The performance of the BB&T South Carolina Intermediate Tax-Free Fund is measured against the Lehman Brothers 5-Year General Obligation Index, an unmanaged index generally considered to be representative of the performance of tax-exempt municipal securities with an average maturity of five years. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services.

                              [LOGO OF BB&T FUNDS]

The BB&T Virginia Intermediate Tax-Free Fund/1/,/2/

For the period ended September 30, 1999 the Fund produced a total return of - 0.66% (A shares without load), compared to the -0.24% for the Fund's benchmark, the Lehman Brothers 5-Year General Obligation Index.

At the time the Fund was opened to investors, the interest-rate cuts of 1998 were only a distant, faintly pleasant memory. Since then, the environment for fixed-income securities soured. Negative comments made by Fed Chairman Alan Greenspan, along with investors' fear of inflation ignited a precipitous slide in bond prices that began in February and spread into the spring. As the yield curves rose we began efforts to shorten duration and maturity in the fund to lessen the impact on performance and to reduce volatility. Nonetheless we suffered some performance degradation that has only recently begun to improve.

However, while our total return was somewhat disappointing, we are still satisfied with the fact that we provided shareholders with acceptable, tax-free yields with only modest volatility.

Good Opportunities in a Unique State

Virginia presents a unique municipal landscape, different in many ways from its neighbors. Being a Commonwealth, Virginia favors decentralized government; it is a very Jeffersonian environment, and a great deal of fiscal decision-making is left to individual counties and cities. In fact, there are more counties with AAA credit ratings than there are in North Carolina. Virginia itself carries a AAA rating.

A positive aspect of investing in Virginia municipal paper is that the market is very liquid, which has helped us in pricing. Many of the largest institutional investors in the country desire Virginia paper. When deals come out, they come out very publicly and very regularly; they're easy to get your hands on. And when we've sold on the open market, we've been getting very competitive bids.

This early in the Fund's history, we have found particularly good opportunities in Fairfax County and the City of Arlington--two of the fastest-growing areas in Virginia. Both feature good, reliable tax bases.

As of September 30, 1999, 97.3% of the Fund's portfolio was invested in debt instruments issued by government entities in the Commonwealth of Virginia, with 1.3% in Puerto Rican securities (also free from income taxes) and 1.1% invested in Metro District of Columbia securities (part of this income is subject to the federal alternative minimum tax). Approximately 40% of our holdings were general obligation bonds, and 58% were revenue bonds; cash was negligible. The effective maturity of our portfolio was 9.58 years, and the average credit quality was AA.*

--------------------------------------------------------------------------------

/1/The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. /2/Regional investing may incur additional risks since investments are limited to one geographical area.
*The composition of the portfolio is subject to change.

                              [LOGO OF BB&T FUNDS]

                   BB&T VIRGINIA INTERMEDIATE TAX-FREE FUND

                            Aggregate Total Return
                                 As of 9/30/99
             ---------------------------------------------------
                                  Inception            Since
                 Class               Date            Inception+
             ---------------------------------------------------
              Class A Shares*       5/17/99          -2.65%
              Trust Shares          5/17/99          -1.77%

              *  Reflects 2.00% Maximum Sales Charge.
              +  Aggregate Total Return

                          Value of $10,000 Investment

                                    [GRAPH]

                                         Lehman Bros.
                                        5-Year General
                      Trust Shares       Oblig. Index
              5/17/99    10,000             10,000
              9/30/99     9,823              9,976


                          Value of $10,000 Investment

                                    [GRAPH]

                                         Lehman Bros.
                                        5-Year General
                      Class A Shares*    Oblig. Index
              5/17/99     9,800             10,000
              9/30/99     9,735              9,976
--------------------------------------------------------------------------------

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.

The performance of the BB&T Virginia Intermediate Tax-Free Fund is measured against the Lehman Brothers 5-Year General Obligation Index, an unmanaged index generally considered to be representative of the performance of tax-exempt municipal securities with an average maturity of five years. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services.

                              [LOGO OF BB&T FUNDS]

The BB&T Intermediate U.S. Government Bond Fund
The BB&T Short-Intermediate U.S. Government Income Fund

As stated in our semi annual report to you six months ago, each of the Funds has replaced its current benchmark to compare relative performance. The Intermediate U.S. Government Bond Fund's new benchmark is the Merrill Lynch 5-10-Year U.S. Government Index, replacing the Lehman Brothers Intermediate U.S. Government Bond Index. The Short-Intermediate U.S. Government Index Fund's new benchmark is the Merrill Lynch 1-5-Year U.S. Government Index, replacing the Merrill Lynch 1-3-Year Government Bond Index. We believe the new indices better represent the current and future management of the Funds.

For the 12 months ended September 30, 1999, the Intermediate U.S. Government Bond Fund produced a -2.49% return (A shares without load). This outperformed the Merrill Lynch 5-10-Year U.S. Government Index with a return of -2.97%. For the same period, the Fund underperformed the Lehman Brothers Intermediate U.S. Government Bond Index, which had a return of 0.78%.

For the 12 months ended September 30, 1999, the Short-Intermediate U.S. Government Income Fund produced a 0.95% return (A shares without load). This underperformed the Merrill Lynch 1-5-Year U.S. Government Index, which produced a return of 2.25%. For the same period, the Fund underperformed the Merrill Lynch 1-3-Year Government Bond Index, which returned 3.27%.

Volatile Interest Rates Dampened Returns

Interest rates for the period were up well over 100 basis points, affecting a meaningful decline in bond prices. Interest rates rose for most of calendar year 1999, as economic growth exceeded expectations and the Fed twice increased the fed funds rate in an effort to slow consumption. The bond market reacted severely to the Fed's rise in overnight rates, and domestic bond markets posted some of their worst year-to-date returns ever.

Our strategy in both funds was to limit interest-rate sensitivity (particularly in the more interest-rate sensitive Intermediate U.S. Government Bond Fund), while increasing the use of spread product. In an effort to improve yield and pursue some excellent value opportunities, both Funds increased their exposure to agency notes, pass-through mortgage securities and collateralized mortgage obligations.

As of September 30, 1999, the effective maturity of the Intermediate U.S. Government Bond Fund was 6.3 years. Approximately 28% of the portfolio was invested in securities issued by the U.S. Treasury, 15% in corporate debt, 39% in mortgage-backed securities, 16% in U.S. government agency securities and 2% in cash and cash equivalents. The portfolio's average credit quality was AAA.*

As of September 30, 1999, the effective maturity of the Short-Intermediate U.S. Government Income Fund was 2.9 years. Approximately 20% of the portfolio was invested in securities issued by the U.S. Treasury, 39% in mortgage-backed securities, 10% in corporate debt, 29% in U.S. government agency securities and 2% in cash and cash equivalents. The portfolio's average credit quality was AAA.*

--------------------------------------------------------------------------------

*The composition of the Funds' holdings is subject to change.

                              [LOGO OF BB&T FUNDS]

                  BB&T Intermediate U.S. Government Bond Fund

                         Average Annual Total Return
                                 As Of 9/30/99
             -------------------------------------------------------------
                             Inception Date                      Since
               Class               Date       1 Year   5 Year   Inception
             -------------------------------------------------------------
              Class A Shares*     10/9/92     -6.90%    5.72%    4.89%
              Class B Shares**     1/1/96     -6.81%    5.81%    5.06%
              Trust Shares        10/9/92     -2.23%    6.98%    5.84%

             *  Reflects 4.50% Maximum Sales Charge.
             ** Reflects applicable deferred sales charge

                          Value of $10,000 Investment

                                    [CHART]


                                     Lehman Bros. Int. U.S.   Merrill Lynch
              Trust      Class A          Govt. Bond          5-10 Year U.S.
              Shares      Shares*           Index              Govt. Index
10/9/92       10,000       9,551            10,000                10,000
9/30/93       11,076      10,557            10,823                11,176
9/30/94       10,607      10,083            10,661                10,662
9/30/95       11,976      11,357            11,791                12,201
9/30/96       12,386      11,717            12,392                12,598
9/30/97       13,402      12,647            13,362                13,560
9/30/98       15,206      14,300            14,778                15,084
9/30/99       14,858      13,944            14,893                14,636

                          Value of $10,000 Investment

                                    [GRAPH]

                          Lehman Bros. Int. U.S.       Merrill Lynch 5-10
         Class B Shares*   Govt. Bond Index           Year U.S. Govt. Index
10/9/92       10,000            10,000                      10,000
9/30/93       11,053            10,823                      11,176
9/30/94       10,558            10,661                      10,662
9/30/95       11,891            11,791                      12,201
9/30/96       12,107            12,392                      12,598
9/30/97       12,972            13,362                      13,560
9/30/98       14,562            14,778                      15,084
9/30/99       14,106            14,893                      14,636

--------------------------------------------------------------------------------
Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
A portion of the Funds' fees have been voluntarily waived. If the fees had not been waived, the Funds' total return for the period would have been lower. /1/Class B shares were not in existence prior to 1/1/96. Performance calculated for any period up to and through 1/1/96 is based upon the historical performance of the Class A Shares and is adjusted for the Class B Shares CDSC, but does not include any 12b-1 fees, which, if reflected, performance would have been lower.
The performance of the BB&T Intermediate U.S. Government Bond Fund is measured against the Lehman Brothers Intermediate U.S. Government Bond Index, and the Merrill Lynch 5-10-Year U.S. Government Index, these indices are widely used as a broad measure of the performance of U.S. Government bonds with maturities of less than 10 years. The performance of the BB&T Short-Intermediate U.S. Government Income Fund is measured against the Merrill Lynch 1-3-Year
Government Index, and the Merrill Lynch 1-5-Year Government Bond Index these indices are widely used as a measure of the performance of U.S. Government bonds in that maturity range. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services.

                              [LOGO OF BB&T FUNDS]

              BB&T Short-Intermediate U.S. Government Income Fund

                         Average Annual Total Return
                                 As of 9/30/99
             -------------------------------------------------------------
                                  Inception                         Since
               Class                 Date       1 Year   5 Year   Inception
             -------------------------------------------------------------
              Class A Shares**     11/30/92     -1.12%    5.19%    4.86%
              Trust Shares         11/30/92      1.10%    5.88%    5.18%

              **  Reflects 2.00% Maximum Sales Charge.


                          Value of $10,000 Investment

                                    [CHART]

                                               Merrill Lynch   Merrill Lynch
                                                  1-3 Year        1-5 Year
            Trust Shares    Class A Shares**    Govt. Index    Govt. Index
11/30/92       10,000             9,804            10,000         10,000
 9/30/93       10,801            10,569            10,579         10,626
 9/30/94       10,622            10,373            10,702         10,618
 9/30/95       11,579            11,280            11,588         11,561
 9/30/96       12,083            11,741            12,238         12,100
 9/30/97       12,848            12,454            12,937         12,381
 9/30/98       13,974            13,511            13,963         13,745
 9/30/99       14,121            13,640            14,420         14,054


--------------------------------------------------------------------------------
Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

A portion of the Funds' fees have been voluntarily waived. If the fees had not been waived, the Funds' total return for the period would have been lower.

The performance of the BB&T Intermediate U.S. Government Bond Fund is measured against the Lehman Brothers Intermediate U.S. Government Bond Index, and the Merrill Lynch 5-10-Year U.S. Government Index, these indices are widely used as a broad measure of the performance of U.S. Government bonds with maturities of less than 10 years. The performance of the BB&T Short-Intermediate U.S. Government Income Fund is measured against the Merrill Lynch 1-3-Year Government Index, and the Merrill Lynch 1-5-Year Government Bond Index these indices are widely used as a measure of the performance of U.S. Government bonds in that maturity range. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services.

                              [LOGO OF BB&T FUNDS]

The BB&T Prime Money Market Fund/1/
The BB&T U.S. Treasury Money Market Fund/1/

Throughout the period, all eyes were on the Fed, and its decisions to cut the fed funds rate twice during the first half of our fiscal year, and then raise them twice during the most recent six months (the Fed already had cut rates once just before the beginning of the period). As a result, our money market funds required unusually careful attention, to enhance yields while maintaining high relative safety. Further, continued low inflation provided shareholders with attractive "real returns" (total return minus inflation).

When rates went down early in the fiscal year, we extended the BB&T Prime Money Market Fund's portfolio average weighted maturity to capture as much income as possible for shareholders. To help lock in incremental yield, we made abundant use of variable rate notes, many of which reset rates every three months; this strategy became increasingly important, and beneficial, as the year went on.

The BB&T U.S. Treasury Money Market Fund continued to actively seek the highest-possible yields while maintaining a degree of safety commensurate with the portfolio's AAA average credit quality. The Fed's decision to tighten during the latter half of the period caused overnight rates to creep up; the front end of the yield curve (where we do our investing) took on a steep configuration, inviting us to venture out to the edge of our normal operating arena to pick up more yield.

As of September 30, 1999, approximately 65% of the Prime Money Market Fund's portfolio was invested in commercial paper, 29.4% in variable rate notes and 5.6% in certificates of deposit. The average maturity of the Fund's holdings was 39 days, and the average credit quality was A1+.*

As of September 30, 1999, approximately 58% of the U.S. Treasury Money Market Fund's portfolio was invested in repurchase agreements and 42% in U.S. Treasury securities. The average maturity of the Fund's holdings was 55 days, and the average credit quality was AAA.*


--------------------------------------------------------------------------------

/1/An investment in the Fund is not insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
*The composition of the Fund's portfolio is subject to change.

Shares in the Funds involve investment risks, including possible loss of principal, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund shares are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates, nor are they insured by the FDIC or any other agency.

Some of the fees of the BB&T Funds are currently being waived, resulting in higher total returns than would occur if the full fees were charged.

                              [LOGO OF BB&T FUNDS]

                      Statements of Assets and Liabilities
                               September 30, 1999

                                            U.S.         Short-
                             Prime        Treasury    Intermediate   Intermediate U.S.
                          Money Market  Money Market U.S. Government  Government Bond
                              Fund          Fund       Income Fund         Fund
                          ------------  ------------ --------------- -----------------
        ASSETS:
Investments, at value
(Cost $71,320,519;
$137,734,017;
$191,435,756;
$253,691,405)...........  $71,320,519   $137,734,017  $188,752,405     $249,277,864
Repurchase agreements,
at cost.................           --    188,895,524    20,000,000       25,000,000
                          -----------   ------------  ------------     ------------
   Total investments....   71,320,519    326,629,541   208,752,405      274,277,864
                          -----------   ------------  ------------     ------------
Cash....................          442             --            --               --
Interest and dividends
receivable..............      250,299      1,898,953     1,904,465        2,203,582
Receivable for capital
shares issued...........           --          5,752            --               --
Receivable for expense
reimbursement...........          127             --            --               --
Unamortized organization
costs...................           13             --            --               --
Prepaid expenses and
other...................          899          1,750        (1,344)           1,102
                          -----------   ------------  ------------     ------------
   Total Assets.........   71,572,299    328,535,996   210,655,526      276,482,548
                          -----------   ------------  ------------     ------------
      LIABILITIES:
Dividends payable.......      255,874      1,210,428       745,129          971,251
Payable for capital
shares redeemed.........           --         68,689            --              514
Payable for collateral
received on loaned
securities..............           --             --    37,892,497       55,963,750
Accrued expenses and
other payables:
 Investment advisory
 fees...................       11,291         82,606        70,883           89,375
 Administration fees....        1,154          7,116         2,825            4,811
 Distribution fees......        8,333         10,351           951            2,877
 Other..................       17,347         67,289        31,569           45,666
                          -----------   ------------  ------------     ------------
   Total Liabilities....      293,999      1,446,479    38,743,854       57,078,244
                          -----------   ------------  ------------     ------------
      NET ASSETS:
Capital.................   71,274,381    327,089,271   175,643,824      223,067,646
Undistributed net
investment income.......        4,810            246       159,851          213,443
Accumulated
undistributed
(distributions in excess
of) net realized gains
on investment
transactions............         (891)            --    (1,208,652)         536,756
Net unrealized
depreciation on
investments.............           --             --    (2,683,351)      (4,413,541)
                          -----------   ------------  ------------     ------------
   Net Assets...........  $71,278,300   $327,089,517  $171,911,672     $219,404,304
                          ===========   ============  ============     ============

                                   Continued

                              [LOGO OF BB&T FUNDS]

                               September 30, 1999

                                          U.S.         Short-
                            Prime       Treasury    Intermediate   Intermediate U.S.
                         Money Market Money Market U.S. Government  Government Bond
                             Fund         Fund       Income Fund         Fund
                         ------------ ------------ --------------- -----------------
Net Assets
 Class A................ $ 5,394,763  $ 42,240,807  $  4,626,440     $  3,307,898
 Class B................   9,391,134     2,264,020            --        2,679,439
 Trust Class............  56,492,403   282,584,690   167,285,232      213,416,967
                         -----------  ------------  ------------     ------------
   Total................ $71,278,300  $327,089,517  $171,911,672     $219,404,304
                         ===========  ============  ============     ============
Outstanding units of
beneficial interest
(shares)
 Class A................   5,394,528    42,240,869       479,527          340,851
 Class B................   9,391,079     2,264,018            --          276,837
 Trust Class............  56,493,584   282,584,476    17,328,996       21,958,549
                         -----------  ------------  ------------     ------------
   Total................  71,279,191   327,089,363    17,808,523       22,576,237
                         ===========  ============  ============     ============
Net asset value
 Class A--redemption
 price per share........ $      1.00  $       1.00  $       9.65     $       9.70
 Class B--offering
 price per share*....... $      1.00  $       1.00            --     $       9.68
 Trust Class--offering
 and redemption price
 per share.............. $      1.00  $       1.00  $       9.65     $       9.72
                         ===========  ============  ============     ============
Maximum Sales Charge--
Class A.................         N/A           N/A          2.00%            4.50%
                         ===========  ============  ============     ============
Maximum Offering Price
(100%/(100%-Maximum
Sales Charge) of net
asset value adjusted to
the nearest cent)
per share--Class A...... $      1.00  $       1.00  $       9.85     $      10.16
                         ===========  ============  ============     ============

----
* Redemption price per share (Class B) varies by length of time shares are held. (See note 1)
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                      Statements of Assets and Liabilities
                               September 30, 1999

                          North Carolina South Carolina   Virginia      Growth and
                           Intermediate   Intermediate  Intermediate      Income
                          Tax-Free Fund  Tax-Free Fund  Tax-Free Fund   Stock Fund
                          -------------- -------------- -------------  -------------
        ASSETS:
Investments, at value
(Cost $83,328,569;
$18,660,597;
$79,328,251;
$379,639,832)...........   $ 82,911,702   $ 18,337,759  $ 78,653,121   $ 493,400,465
Repurchase agreements,
at cost.................             --             --            --      88,000,000
                           ------------   ------------  ------------   -------------
   Total investments....     82,911,702     18,337,759    78,653,121     581,400,465
                           ------------   ------------  ------------   -------------
Interest and dividends
receivable..............      1,277,963        218,332     1,130,753         752,935
Receivable for capital
shares issued...........             --             --            --              12
Receivable for
investments sold........      1,256,034             --            --         708,439
Receivable for expense
reimbursement...........             --          1,129            --              --
Unamortized organization
costs...................             --              7            --              --
Prepaid expenses and
other...................            322            660            --           7,731
                           ------------   ------------  ------------   -------------
   Total Assets.........     85,446,021     18,557,887    79,783,874     582,869,582
                           ------------   ------------  ------------   -------------
      LIABILITIES:
Dividends payable.......        288,884         56,326       276,863         565,370
Payable for investments
purchased...............        995,900      1,031,630            --       1,369,301
Payable for capital
shares redeemed.........             --             --            --             682
Payable for collateral
received on loaned
securities..............             --             --            --     124,062,703
Accrued expenses and
other payables:
 Investment advisory
 fees...................         34,466          5,465        32,767         195,813
 Administration fees....          1,382             96         1,306          10,001
 Distribution fees......          1,704            143             9          41,411
 Other..................         16,192          9,121        45,473         109,100
                           ------------   ------------  ------------   -------------
   Total Liabilities....      1,338,528      1,102,781       356,418     126,354,381
                           ------------   ------------  ------------   -------------
      NET ASSETS:
Capital.................     84,666,124     17,809,890    80,290,932     306,200,369
Undistributed net
investment income.......         31,686          1,008         2,700              --
Accumulated
undistributed
(distributions in excess
of) net realized gains
on investment
transactions............       (173,450)       (32,954)     (191,046)     36,554,199
Net unrealized
appreciation
(depreciation) on
investments.............       (416,867)      (322,838)     (675,130)    113,760,633
                           ------------   ------------  ------------   -------------
   Net Assets...........   $ 84,107,493   $ 17,455,106  $ 79,427,456   $ 456,515,201
                           ============   ============  ============   =============

                                   Continued

                              [LOGO OF BB&T FUNDS]

                               September 30, 1999

                         North Carolina South Carolina   Virginia      Growth and
                          Intermediate   Intermediate  Intermediate      Income
                         Tax-Free Fund  Tax-Free Fund  Tax-Free Fund   Stock Fund
                         -------------- -------------- -------------  -------------
Net Assets
 Class A................  $ 13,677,091   $  1,159,793  $     74,495   $  38,604,211
 Class B................            --             --            --      38,590,349
 Trust Class............    70,430,402     16,295,313    79,352,961     379,320,641
                          ------------   ------------  ------------   -------------
   Total................  $ 84,107,493   $ 17,455,106  $ 79,427,456   $ 456,515,201
                          ============   ============  ============   =============
Outstanding units of
beneficial interest
(shares)
 Class A................     1,383,412        118,336         6,858       1,969,459
 Class B................            --             --            --       1,977,539
 Trust Class............     7,122,450      1,672,689     7,307,078      19,314,652
                          ------------   ------------  ------------   -------------
   Total................     8,505,862      1,791,025     7,313,936      23,261,650
                          ============   ============  ============   =============
Net asset value
 Class A--redemption
 price per share........  $       9.89   $       9.80  $      10.86   $       19.60
 Class B--offering
 price per share*.......            --             --            --   $       19.51
 Trust Class--offering
 and redemption price
 per share..............  $       9.89   $       9.74  $      10.86   $       19.64
                          ============   ============  ============   =============
Maximum Sales Charge--
Class A.................          2.00%          2.00%         2.00%           4.50%
                          ============   ============  ============   =============
Maximum Offering Price
(100%/(100%-Maximum
Sales Charge) of net
asset value adjusted to
the nearest cent)
per share--Class A......  $      10.09   $      10.00  $      11.08   $       20.52
                          ============   ============  ============   =============

----
* Redemption price per share (Class B) varies by length of time shares are held. (See note 1)

                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                      Statements of Assets and Liabilities
                               September 30, 1999

                                       Large Company  Small Company  International
                            Balanced      Growth         Growth         Equity
                              Fund         Fund           Fund           Fund
                          ------------ -------------  -------------  -------------
        ASSETS:
Investments, at value
(Cost $153,008,146;
$75,306,613;
$96,745,180;
$85,420,018)............  $170,430,563 $110,701,870   $130,019,384   $ 95,690,355
Repurchase agreements,
at cost.................    31,000,000    2,720,200             --             --
                          ------------ ------------   ------------   ------------
   Total investments....   201,430,563  113,422,070    130,019,384     95,690,355
                          ------------ ------------   ------------   ------------
Cash....................            --           --         40,757      5,387,945
Interest and dividends
receivable..............     1,163,162       83,034            591        163,672
Receivable for capital
shares issued...........            --           --          6,026             --
Receivable for
investments sold........            --      261,384      1,884,731      1,462,819
Unamortized organization
costs...................            --            7             --             --
Variation margin
receivable on futures
contracts...............            --           --         27,450             --
Reclaim receivable......            --           --             --        119,619
Prepaid expenses and
other...................           650          581             --            424
                          ------------ ------------   ------------   ------------
   Total Assets.........   202,594,375  113,767,076    131,978,939    102,824,834
                          ------------ ------------   ------------   ------------
      LIABILITIES:
Payable to custodian....            --           --             --         44,722
Dividends payable.......       419,260           --             --             --
Payable for investments
purchased...............            --      225,752        641,778        927,067
Payable for capital
shares redeemed.........           958           --         16,865             --
Payable for collateral
received on loaned
securities..............    38,937,050    4,610,200      3,024,600             --
Net payable on open
currency contracts......            --           --             --          2,139
Accrued expenses and
other payables:
 Investment advisory
 fees...................        68,280       45,651        107,198         84,580
 Administration fees....         3,591        2,373          2,797          2,202
 Distribution fees......        22,565       11,304         11,784          2,363
 Other..................        47,152       36,080         58,389         30,961
                          ------------ ------------   ------------   ------------
   Total Liabilities....    39,498,856    4,931,360      3,863,411      1,094,034
                          ------------ ------------   ------------   ------------
      NET ASSETS:
Capital.................   139,407,409   67,412,081     84,553,322     86,482,923
Undistributed
(distributions in excess
of) net investment
income..................        24,662      (13,131)          (800)      (143,290)
Accumulated
undistributed net
realized gains on
foreign currency
transactions, futures
transactions and
investments.............     6,241,031    6,041,509     10,261,352      5,113,700
Net unrealized
appreciation on foreign
currency transactions,
futures transactions and
investments.............    17,422,417   35,395,257     33,301,654     10,277,467
                          ------------ ------------   ------------   ------------
   Net Assets...........  $163,095,519 $108,835,716   $128,115,528   $101,730,800
                          ============ ============   ============   ============

                                   Continued

                              [LOGO OF BB&T FUNDS]

                               September 30, 1999

                                       Large Company  Small Company  International
                           Balanced       Growth         Growth         Equity
                             Fund          Fund           Fund           Fund
                         ------------  -------------  -------------  -------------
Net Assets
 Class A................ $ 21,207,286  $  5,912,184   $ 11,335,868   $  1,905,749
 Class B................   21,610,198    12,288,552     11,054,435      2,378,166
 Trust Class............  120,278,035    90,634,980    105,725,225     97,446,885
                         ------------  ------------   ------------   ------------
   Total................ $163,095,519  $108,835,716   $128,115,528   $101,730,800
                         ============  ============   ============   ============
Outstanding units of
beneficial interest
(shares)
 Class A................    1,533,291       494,424        454,892        152,716
 Class B................    1,571,117     1,039,465        456,644        192,744
 Trust Class............    8,716,144     7,558,888      4,187,403      7,756,579
                         ------------  ------------   ------------   ------------
   Total................   11,820,552     9,092,777      5,098,939      8,102,039
                         ============  ============   ============   ============
Net asset value
 Class A--redemption
 price per share........ $      13.83  $      11.96   $      24.92   $      12.48
 Class B--offering
 price per share*....... $      13.75  $      11.82   $      24.21   $      12.34
 Trust Class--offering
 and redemption price
 per share.............. $      13.80  $      11.99   $      25.25   $      12.56
                         ============  ============   ============   ============
Maximum Sales Charge--
Class A.................         4.50%         4.50%          4.50%          4.50%
                         ============  ============   ============   ============
Maximum Offering Price
(100%/(100% - Maximum
Sales Charge) of net
asset value adjusted to
the nearest cent)
per share--Class A...... $      14.48  $      12.52   $      26.09   $      13.07
                         ============  ============   ============   ============

----
* Redemption price per share (Class B) varies by length of time shares are held. (See note 1)
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                      Statements of Assets and Liabilities
                               September 30, 1999

                                   Capital Manager Capital Manager   Capital
                                    Conservative      Moderate       Manager
                                     Growth Fund     Growth Fund   Growth Fund
                                   --------------- --------------- -----------
             ASSETS:
Investments in affliliates, at
value (Cost $33,233,080;
$28,030,171; $24,367,304).........   $33,412,539     $28,723,155   $25,279,771
Interest and dividends
receivable........................       100,948          64,091        42,661
Receivable for capital shares
issued............................            --           7,646            --
Prepaid expenses and other........           270             268           267
                                     -----------     -----------   -----------
   Total Assets...................    33,513,757      28,795,160    25,322,699
                                     -----------     -----------   -----------
           LIABILITIES:
Dividends payable.................       268,643         151,203        94,153
Accrued expenses and other
payables:
 Investment advisory fees.........         1,397           1,156         1,060
 Administration fees..............           183             157           138
 Distribution fees................           203             510           327
 Other............................        11,099          10,537        10,317
                                     -----------     -----------   -----------
   Total Liabilities..............       281,525         163,563       105,995
                                     -----------     -----------   -----------
           NET ASSETS:
Capital...........................    32,342,429      27,193,464    23,473,688
Distributions in excess of net
investment income.................        (2,004)         (2,004)       (2,002)
Accumulated undistributed net
realized gains on investment
transactions......................       712,348         747,153       832,551
Net unrealized appreciation on
investments.......................       179,459         692,984       912,467
                                     -----------     -----------   -----------
   Net Assets.....................   $33,232,232     $28,631,597   $25,216,704
                                     ===========     ===========   ===========
Net Assets
 Class A..........................   $   532,272     $ 1,634,885   $   990,427
 Class B..........................       109,998         196,841       163,486
 Trust Class......................    32,589,962      26,799,871    24,062,791
                                     -----------     -----------   -----------
   Total..........................   $33,232,232     $28,631,597   $25,216,704
                                     ===========     ===========   ===========
Outstanding units of beneficial
interest (shares)
 Class A..........................        51,211         153,504        91,782
 Class B..........................        10,582          18,498        15,153
 Trust Class......................     3,123,154       2,515,468     2,231,002
                                     -----------     -----------   -----------
                                       3,184,947       2,687,470     2,337,937
                                     ===========     ===========   ===========
Net asset value
 Class A--redemption price per
 share............................   $     10.39     $     10.65   $     10.79
 Class B--offering price per
 share*...........................   $     10.39     $     10.64   $     10.79
 Trust Class--offering and
 redemption price per share.......   $     10.43     $     10.65   $     10.79
                                     ===========     ===========   ===========
Maximum Sales Charge--Class A.....          4.50%           4.50%         4.50%
                                     ===========     ===========   ===========
Maximum Offering Price
(100%/(100% - Maximum Sales
Charge) of net asset value
adjusted to the nearest cent) per
share--Class A....................   $     10.88     $     11.15   $     11.30
                                     ===========     ===========   ===========

----
* Redemption price per share (Class B) varies by length of time shares are held. (See note 1)
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                            Statements of Operations
                     For the Year Ended September 30, 1999

                                                          Short-
                              Prime     U.S. Treasury  Intermediate   Intermediate U.S.
                           Money Market Money Market  U.S. Government    Government
                               Fund         Fund        Income Fund       Bond Fund
                           ------------ ------------- --------------- -----------------
INVESTMENT INCOME:
Interest income..........   $3,091,994   $15,438,085    $ 9,787,788     $ 11,787,291
Dividend income..........           --            --        150,566          161,711
Income from securities
lending..................           --         4,897         69,020           83,390
                            ----------   -----------    -----------     ------------
   Total Income..........    3,091,994    15,442,982     10,007,374       12,032,392
                            ----------   -----------    -----------     ------------
EXPENSES:
Investment advisory
fees.....................      241,997     1,274,677        991,148        1,184,055
Administration fees......      120,998       637,338        330,383          394,685
Distribution fees--Class
A........................       17,517       216,980         22,262           18,923
Distribution fees--Class
B........................       32,895        18,817             --           19,571
Accounting fees..........       51,974       116,472         67,647           86,595
Organization costs.......        2,338            --             --               --
Transfer agent fees......       61,706       109,104         43,569           78,482
Trustees' fees and
expenses.................        2,386        12,953          5,981            7,737
Other....................       49,634       187,577         76,667           91,053
                            ----------   -----------    -----------     ------------
   Gross Expenses........      581,445     2,573,918      1,537,657        1,881,101
   Expenses waived.......     (213,566)     (569,061)      (259,099)        (207,357)
   Expenses voluntarily
   reimbursed............         (127)           --             --               --
                            ----------   -----------    -----------     ------------
   Total Expenses........      367,752     2,004,857      1,278,558        1,673,744
                            ----------   -----------    -----------     ------------
Net Investment Income....    2,724,242    13,438,125      8,728,816       10,358,648
                            ----------   -----------    -----------     ------------
REALIZED/UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gains on
investment transactions..        3,555            --        506,677        2,542,689
Net change in unrealized
appreciation/depreciation
on investments...........           --            --     (7,407,066)     (17,109,843)
                            ----------   -----------    -----------     ------------
Net realized/unrealized
gains (losses) on
investments..............        3,555            --     (6,900,389)     (14,567,154)
                            ----------   -----------    -----------     ------------
Change in net assets
resulting from
operations...............   $2,727,797   $13,438,125    $ 1,828,427     $ (4,208,506)
                            ==========   ===========    ===========     ============

                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                            Statements of Operations
                     For the Year Ended September 30, 1999

                           North Carolina South Carolina     Virginia      Growth and
                            Intermediate   Intermediate    Intermediate      Income
                           Tax-Free Fund  Tax-Free Fund  Tax-Free Fund (a) Stock Fund
                           -------------- -------------- ----------------- -----------
INVESTMENT INCOME:
Interest income..........   $ 4,050,344    $   845,886      $ 1,512,249    $   389,572
Dividend income..........        53,946         15,841           15,980     10,776,223
Income from securities
lending..................            --             --               --         43,597
                            -----------    -----------      -----------    -----------
   Total Income..........     4,104,290        861,727        1,528,229     11,209,392
                            -----------    -----------      -----------    -----------
EXPENSES:
Investment advisory
fees.....................       503,192        110,397          181,436      3,581,191
Administration fees......       167,730         36,799           60,479        967,889
Distribution fees--Class
A........................        67,477          3,625               56        212,084
Distribution fees--Class
B........................            --             --               --        389,541
Accounting fees..........        59,841         48,139           25,586        169,019
Organization costs.......            --         12,636               --             --
Transfer agent fees......        43,154         30,468           25,861        330,906
Trustees' fees and
expenses.................         3,181            727              899         16,862
Other....................        39,777         20,387           23,218        185,153
                            -----------    -----------      -----------    -----------
   Gross Expenses........       884,352        263,178          317,535      5,852,645
   Expenses waived.......      (193,026)      (105,326)         (52,775)    (1,268,645)
   Expenses voluntarily
   reimbursed............            --         (5,586)              --             --
                            -----------    -----------      -----------    -----------
   Total Expenses........       691,326        152,266          264,760      4,584,000
                            -----------    -----------      -----------    -----------
Net Investment Income....     3,412,964        709,461        1,263,469      6,625,392
                            -----------    -----------      -----------    -----------
REALIZED/UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gains
(losses) on investment
transactions.............      (102,373)         1,730         (191,046)    37,465,613
Net change in unrealized
appreciation/depreciation
on investments...........    (4,541,542)    (1,074,450)      (2,572,782)     7,984,149
                            -----------    -----------      -----------    -----------
Net realized/unrealized
gains (losses) on
investments..............    (4,643,915)    (1,072,720)      (2,763,828)    45,449,762
                            -----------    -----------      -----------    -----------
Change in net assets
resulting from
operations...............   $(1,230,951)   $  (363,259)     $(1,500,359)   $52,075,154
                            ===========    ===========      ===========    ===========

----
(a) For the period from May 17, 1999 (commencement of operations) through September 30, 1999.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                            Statements of Operations
                     For the Year Ended September 30, 1999

                                        Large Company Small Company International
                            Balanced       Growth        Growth        Equity
                              Fund          Fund          Fund          Fund
                           -----------  ------------- ------------- -------------
INVESTMENT INCOME:
Interest income..........  $ 3,594,199   $     4,156   $   533,184   $        --
Dividend income..........    2,271,920       792,586        28,705     1,720,383
Foreign tax withholding..           --            --            --      (131,690)
Income from securities
lending..................       11,224         4,175        49,362            --
                           -----------   -----------   -----------   -----------
   Total Income..........    5,877,343       800,917       611,251     1,588,693
                           -----------   -----------   -----------   -----------
EXPENSES:
Investment advisory
fees.....................    1,213,274       661,013     1,088,009       910,871
Administration fees......      327,913       178,652       217,602       182,022
Distribution fees--Class
A........................      111,268        19,623        56,174         8,158
Distribution fees--Class
B........................      196,428        82,419        99,129        22,239
Custodian fees...........       11,918        10,951        71,316       109,924
Accounting fees..........       76,737        54,076        58,140        80,848
Organization costs.......           --        12,273            --            42
Transfer agent fees......      169,377       133,078       188,775        99,748
Trustees' fees and
expenses.................        5,862         2,766         3,608         3,131
Other....................       60,390        34,150        54,442        37,282
                           -----------   -----------   -----------   -----------
   Gross Expenses........    2,173,167     1,189,001     1,837,195     1,454,265
   Expenses waived.......     (449,662)     (225,217)      (29,638)       (4,853)
                           -----------   -----------   -----------   -----------
   Total Expenses........    1,723,505       963,784     1,807,557     1,449,412
                           -----------   -----------   -----------   -----------
Net Investment Income
(Loss)...................    4,153,838      (162,867)   (1,196,306)      139,281
                           -----------   -----------   -----------   -----------
REALIZED/UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gains on
foreign currency
transactions, futures
transactions and
investments..............    9,253,980     6,107,190    12,616,268     4,835,636
Net change in unrealized
appreciation/depreciation
on foreign currency
transactions, futures
transactions and
investments..............   (2,071,623)   12,965,625    28,117,911    16,606,815
                           -----------   -----------   -----------   -----------
Net realized/unrealized
gains on investments.....    7,182,357    19,072,815    40,734,179    21,442,451
                           -----------   -----------   -----------   -----------
Change in net assets
resulting from
operations...............  $11,336,195   $18,909,948   $39,537,873   $21,581,732
                           ===========   ===========   ===========   ===========

                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                            Statements of Operations
                     For the Year Ended September 30, 1999

                                    Capital Manager Capital Manager   Capital
                                     Conservative      Moderate       Manager
                                      Growth Fund     Growth Fund   Growth Fund
                                    --------------- --------------- -----------
INVESTMENT INCOME:
Dividend income from affiliates...    $1,104,686      $  681,705    $  464,202
                                      ----------      ----------    ----------
   Total Income...................     1,104,686         681,705       464,202
                                      ----------      ----------    ----------
EXPENSES:
Investment advisory fees..........        78,146          65,321        61,374
Administration fees...............        15,629          13,070        12,274
Distribution fees--Class A........         1,724           7,955         3,856
Distribution fees--Class B........           349             536           221
Custodian fees....................         9,088           8,845         8,833
Accounting fees...................        25,765          25,765        25,765
Organization costs................         7,151           7,151         7,151
Transfer agent fees...............        30,913          31,142        31,376
Trustees' fees and expenses.......           946             875           811
Other.............................        15,147          13,757        13,098
                                      ----------      ----------    ----------
   Gross Expenses.................       184,858         174,417       164,759
   Expenses waived................       (63,455)        (56,304)      (51,033)
                                      ----------      ----------    ----------
   Total Expenses.................       121,403         118,113       113,726
                                      ----------      ----------    ----------
Net Investment Income.............       983,283         563,592       350,476
                                      ----------      ----------    ----------
REALIZED/UNREALIZED GAINS ON IN-
VESTMENTS:
Net realized gains on investment
transactions with affiliates......       217,601         183,576       227,172
Net realized gain distributions
from underlying funds.............       565,771         648,294       687,358
Net change in unrealized apprecia-
tion on investments...............       383,969       1,635,682     2,383,183
                                      ----------      ----------    ----------
Net realized/unrealized gains on
investments.......................     1,167,341       2,467,552     3,297,713
                                      ----------      ----------    ----------
Change in net assets resulting
from operations...................    $2,150,624      $3,031,144    $3,648,189
                                      ==========      ==========    ==========

                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                       Statement of Changes in Net Assets

                                                               U.S. Treasury
                            Prime Money Market Fund          Money Market Fund
                          ----------------------------  ----------------------------
                             For the        For the        For the        For the
                           Year ended    Period ended    Year ended     Year ended
                          September 30,  September 30,  September 30,  September 30,
                              1999        1998 (a)(b)       1999           1998
                          -------------  -------------  -------------  -------------
FROM INVESTMENT ACTIVI-
TIES:
OPERATIONS:
 Net investment income..  $   2,724,242  $   2,630,730  $  13,438,125  $  14,034,307
 Net realized gains
 (losses) on investment
 transactions...........          3,555         (4,446)            --             --
                          -------------  -------------  -------------  -------------
Change in net assets re-
sulting from opera-
tions...................      2,727,797      2,626,284     13,438,125     14,034,307
                          -------------  -------------  -------------  -------------
DISTRIBUTIONS TO CLASS A
SHAREHOLDERS:
 From net investment in-
 come...................       (152,033)       (57,024)    (1,737,810)    (1,750,905)
DISTRIBUTIONS TO CLASS B
SHAREHOLDERS:
 From net investment in-
 come...................       (117,652)          (697)       (61,245)       (48,142)
DISTRIBUTIONS TO TRUST
CLASS SHAREHOLDERS:
 From net investment in-
 come...................     (2,454,557)    (2,573,009)   (11,639,070)   (12,235,260)
                          -------------  -------------  -------------  -------------
Change in net assets
from shareholder distri-
butions.................     (2,724,242)    (2,630,730)   (13,438,125)   (14,034,307)
                          -------------  -------------  -------------  -------------
CAPITAL TRANSACTIONS:
 Proceeds from shares
 issued.................    172,392,196    200,254,241    587,978,397    487,187,835
 Dividends reinvested...        154,204         48,575      4,508,381      4,337,585
 Cost of shares re-
 deemed.................   (142,603,501)  (158,966,524)  (543,926,357)  (513,879,583)
                          -------------  -------------  -------------  -------------
Change in net assets
from capital transac-
tions...................     29,942,899     41,336,292     48,560,421    (22,354,163)
                          -------------  -------------  -------------  -------------
Change in net assets....     29,946,454     41,331,846     48,560,421    (22,354,163)
NET ASSETS:
 Beginning of period....     41,331,846             --    278,529,096    300,883,259
                          -------------  -------------  -------------  -------------
 End of period..........  $  71,278,300  $  41,331,846  $ 327,089,517  $ 278,529,096
                          =============  =============  =============  =============
SHARE TRANSACTIONS:
 Issued.................    172,392,196    200,254,242    587,978,397    487,187,834
 Reinvested.............        154,204         48,575      4,508,381      4,337,585
 Redeemed...............   (142,603,501)  (158,966,524)  (543,926,357)  (513,879,582)
                          -------------  -------------  -------------  -------------
Change in shares........     29,942,899     41,336,293     48,560,421    (22,354,163)
                          =============  =============  =============  =============

----
(a) The Fund commenced operations on October 1, 1997.
(b) The Fund commenced offering Class B shares on September 2, 1998.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                       Statement of Changes in Net Assets

                                     Short-
                                  Intermediate                Intermediate U.S.
                                 U.S. Government                 Government
                                   Income Fund                    Bond Fund
                           ----------------------------  ----------------------------
                              For the        For the        For the        For the
                            Year ended     Year ended     Year ended     Year ended
                           September 30,  September 30,  September 30,  September 30,
                               1999           1998           1999           1998
                           -------------  -------------  -------------  -------------
FROM INVESTMENT ACTIVI-
TIES:
OPERATIONS:
 Net investment income.... $  8,728,816   $  8,305,561   $ 10,358,648   $  9,686,818
 Net realized gains (loss-
 es) on investment trans-
 actions..................      506,677        (29,919)     2,542,689      2,329,818
 Net change in unrealized
 appreciation/depreciation
 on investments...........   (7,407,066)     4,916,929    (17,109,843)    11,098,366
                           ------------   ------------   ------------   ------------
Change in net assets re-
sulting from operations...    1,828,427     13,192,571     (4,208,506)    23,115,002
                           ------------   ------------   ------------   ------------
DISTRIBUTIONS TO CLASS A
SHAREHOLDERS:
 From net investment in-
 come.....................     (227,380)      (236,423)      (189,135)      (218,025)
 From net realized gains
 from investment transac-
 tions....................           --             --        (45,700)            --
 In excess of net invest-
 ment income..............           --             --             --           (217)
DISTRIBUTIONS TO CLASS B
SHAREHOLDERS:
 From net investment in-
 come.....................           --             --        (83,767)       (38,128)
 From net realized gains
 from investment transac-
 tions....................           --             --        (15,100)            --
 In excess of net invest-
 ment income..............           --             --             --            (25)
DISTRIBUTIONS TO TRUST
CLASS SHAREHOLDERS:
 From net investment in-
 come.....................   (8,601,436)    (8,069,138)   (10,085,746)    (9,522,727)
 From net realized gains
 from investment transac-
 tions....................           --             --     (1,898,850)            --
 In excess of net invest-
 ment income..............           --             --             --         (9,865)
                           ------------   ------------   ------------   ------------
Change in net assets from
shareholder distribu-
tions.....................   (8,828,816)    (8,305,561)   (12,318,298)    (9,788,987)
                           ------------   ------------   ------------   ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares is-
 sued.....................   53,751,017     73,721,908     93,711,669     77,526,507
 Dividends reinvested.....      559,768        545,311      3,341,950      3,081,065
 Cost of shares redeemed..  (37,203,799)   (26,023,271)   (53,254,932)   (49,180,401)
                           ------------   ------------   ------------   ------------
Change in net assets from
capital transactions......   17,106,986     48,243,948     43,798,687     31,427,171
                           ------------   ------------   ------------   ------------
Change in net assets......   10,106,597     53,130,958     27,271,883     44,753,186
NET ASSETS:
 Beginning of period......  161,805,075    108,674,117    192,132,421    147,379,235
                           ------------   ------------   ------------   ------------
 End of period............ $171,911,672   $161,805,075   $219,404,304   $192,132,421
                           ============   ============   ============   ============
SHARE TRANSACTIONS:
 Issued...................    5,472,276      7,530,796      9,371,863      7,760,028
 Reinvested...............       56,935         55,526        329,967        306,797
 Redeemed.................   (3,784,731)    (2,646,733)    (5,273,293)    (4,876,621)
                           ------------   ------------   ------------   ------------
Change in shares..........    1,744,480      4,939,589      4,428,537      3,190,204
                           ============   ============   ============   ============

                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                       Statement of Changes in Net Assets

                                  North Carolina                South Carolina
                           Intermediate Tax-Free Fund    Intermediate Tax-Free Fund
                           ----------------------------  ----------------------------
                              For the        For the        For the        For the
                            Year ended     Year ended     Year ended    Period ended
                           September 30,  September 30,  September 30,  September 30,
                               1999           1998           1999         1998 (a)
                           -------------  -------------  -------------  -------------
FROM INVESTMENT ACTIVI-
TIES:
OPERATIONS:
 Net investment income.... $  3,412,964   $  3,470,478   $    709,461   $    706,343
 Net realized gains (loss-
 es) on investment trans-
 actions..................     (102,373)       618,990          1,730        114,696
 Net change in unrealized
 appreciation/depreciation
 on investments...........   (4,541,542)     1,532,666     (1,074,450)       712,599
                           ------------   ------------   ------------   ------------
Change in net assets re-
sulting from operations...   (1,230,951)     5,622,134       (363,259)     1,533,638
                           ------------   ------------   ------------   ------------
DISTRIBUTIONS TO CLASS A
SHAREHOLDERS:
 From net investment in-
 come.....................     (532,706)      (402,433)       (26,968)        (7,750)
 From net realized gains
 from investment transac-
 tions....................      (60,954)            --         (1,845)            --
 In excess of net realized
 gains from investment
 transactions.............      (24,537)            --           (543)            --
DISTRIBUTIONS TO TRUST
CLASS SHAREHOLDERS:
 From net investment in-
 come.....................   (2,880,258)    (3,068,045)      (682,493)      (698,593)
 From net realized gains
 from investment transac-
 tions....................     (361,508)            --       (110,141)        (4,440)
 In excess of net realized
 gains from investment
 transactions.............     (145,523)            --        (32,411)            --
                           ------------   ------------   ------------   ------------
Change in net assets from
shareholder distribu-
tions.....................   (4,005,486)    (3,470,478)      (854,401)      (710,783)
                           ------------   ------------   ------------   ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares is-
 sued.....................   26,407,580     35,765,794      4,262,509     25,741,437
 Dividends reinvested.....      508,644        364,565         21,108          9,639
 Cost of shares redeemed..  (22,618,365)   (23,775,790)    (4,149,815)    (8,034,967)
                           ------------   ------------   ------------   ------------
Change in net assets from
capital transactions......    4,297,859     12,354,569        133,802     17,716,109
                           ------------   ------------   ------------   ------------
Change in net assets......     (938,578)    14,506,225     (1,083,858)    18,538,964
NET ASSETS:
 Beginning of period......   85,046,071     70,539,846     18,538,964             --
                           ------------   ------------   ------------   ------------
 End of period............ $ 84,107,493   $ 85,046,071   $ 17,455,106   $ 18,538,964
                           ============   ============   ============   ============
SHARE TRANSACTIONS:
 Issued...................    2,588,527      3,473,673        422,672      2,562,664
 Reinvested...............       49,458         35,317          2,086            951
 Redeemed.................   (2,211,670)    (2,295,775)      (414,297)      (783,050)
                           ------------   ------------   ------------   ------------
Change in shares..........      426,315      1,213,215         10,461      1,780,565
                           ============   ============   ============   ============

----
(a) For the period from October 20, 1997 (commencement of operations) through September 30, 1998.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                       Statement of Changes in Net Assets

                                      Virginia
                                  Intermediate Tax-      Growth and Income
                                      Free Fund             Stock Fund
                                  ----------------- ----------------------------
                                       For the         For the        For the
                                    Period ended     Year ended     Year ended
                                    September 30,   September 30,  September 30,
                                      1999 (a)          1999           1998
                                  ----------------- -------------  -------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income..........     $ 1,263,469    $   6,625,392  $  5,652,299
 Net realized gains (losses) on
 investment transactions........        (191,046)      37,465,613    21,641,916
 Net change in unrealized
 appreciation/depreciation on
 investments....................      (2,572,782)       7,984,149   (29,688,415)
                                     -----------    -------------  ------------
Change in net assets resulting
from operations.................      (1,500,359)      52,075,154    (2,394,200)
                                     -----------    -------------  ------------
DISTRIBUTIONS TO CLASS A SHARE-
HOLDERS:
 From net investment income.....            (469)        (515,715)     (469,768)
 From net realized gains from
 investment transactions........              --       (1,704,986)   (2,344,787)
DISTRIBUTIONS TO CLASS B SHARE-
HOLDERS:
 From net investment income.....              --         (208,234)     (125,661)
 From net realized gains from
 investment transactions........              --       (1,455,060)   (1,273,210)
DISTRIBUTIONS TO TRUST CLASS
SHAREHOLDERS:
 From net investment income.....      (1,263,000)      (5,901,443)   (5,052,761)
 From net realized gains from
 investment transactions........              --      (15,578,825)  (20,939,456)
                                     -----------    -------------  ------------
Change in net assets from share-
holder distributions............      (1,263,469)     (25,364,263)  (30,205,643)
                                     -----------    -------------  ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued....      85,191,871      107,370,335   164,375,541
 Dividends reinvested...........             219       12,926,508    15,611,037
 Cost of shares redeemed........      (3,000,806)    (111,377,616)  (86,854,516)
                                     -----------    -------------  ------------
Change in net assets from capi-
tal transactions................      82,191,284        8,919,227    93,132,062
                                     -----------    -------------  ------------
Change in net assets............      79,427,456       35,630,118    60,532,219
NET ASSETS:
 Beginning of period............              --      420,885,083   360,352,864
                                     -----------    -------------  ------------
 End of period..................     $79,427,456    $ 456,515,201  $420,885,083
                                     ===========    =============  ============
SHARE TRANSACTIONS:
 Issued.........................       7,585,174        5,279,265     8,269,791
 Reinvested.....................              20          634,868       807,285
 Redeemed.......................        (271,258)      (5,391,287)   (4,346,118)
                                     -----------    -------------  ------------
Change in shares................       7,313,936          522,846     4,730,958
                                     ===========    =============  ============

----
(a) For the period from May 17, 1999 (commencement of operations) through September 30, 1999.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                       Statement of Changes in Net Assets

                                    Balanced                    Large Company
                                      Fund                       Growth Fund
                           ----------------------------  ----------------------------
                              For the        For the        For the        For the
                            Year ended     Year ended     Year ended    Period ended
                           September 30,  September 30,  September 30,  September 30,
                               1999           1998           1999         1998 (a)
                           -------------  -------------  -------------  -------------
FROM INVESTMENT ACTIVI-
TIES:
OPERATIONS:
 Net investment income
 (loss)................... $  4,153,838   $  3,997,983   $   (162,867)   $   190,518
 Net realized gains on in-
 vestment transactions....    9,253,980      5,078,608      6,107,190      4,017,265
 Net change in unrealized
 appreciation/depreciation
 on investments...........   (2,071,623)      (685,286)    12,965,625     (5,752,976)
                           ------------   ------------   ------------    -----------
Change in net assets re-
sulting from operations...   11,336,195      8,391,305     18,909,948     (1,545,193)
                           ------------   ------------   ------------    -----------
DISTRIBUTIONS TO CLASS A
SHAREHOLDERS:
 From net investment in-
 come.....................     (540,324)      (610,172)            --         (1,120)
 From net realized gains
 from investment transac-
 tions....................   (1,111,931)      (488,936)      (124,106)        (1,053)
DISTRIBUTIONS TO CLASS B
SHAREHOLDERS:
 From net investment in-
 come.....................     (342,755)      (227,269)            --           (382)
 From net realized gains
 from investment transac-
 tions....................     (856,840)      (195,167)      (279,203)        (2,298)
DISTRIBUTIONS TO TRUST
CLASS SHAREHOLDERS:
 From net investment in-
 come.....................   (3,286,351)    (3,171,488)            --       (189,016)
 From net realized gains
 from investment transac-
 tions....................   (5,781,527)    (2,542,690)    (3,203,980)      (471,004)
 In excess of net invest-
 ment income..............           --             --        (24,125)            --
                           ------------   ------------   ------------    -----------
Change in net assets from
shareholder distribu-
tions.....................  (11,919,728)    (7,235,722)    (3,631,414)      (664,873)
                           ------------   ------------   ------------    -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares is-
 sued.....................   33,795,452     53,945,233     53,970,032     95,063,688
 Dividends reinvested.....    9,175,126      5,439,685        460,407         13,188
 Cost of shares redeemed..  (25,364,362)   (26,585,285)   (17,771,061)   (35,969,006)
                           ------------   ------------   ------------    -----------
Change in net assets from
capital transactions......   17,606,216     32,799,633     36,659,378     59,107,870
                           ------------   ------------   ------------    -----------
Change in net assets......   17,022,683     33,955,216     51,937,912     56,897,804
NET ASSETS:
 Beginning of period......  146,072,836    112,117,620     56,897,804             --
                           ------------   ------------   ------------    -----------
 End of period............ $163,095,519   $146,072,836   $108,835,716    $56,897,804
                           ============   ============   ============    ===========
SHARE TRANSACTIONS:
 Issued...................    2,354,356      3,856,203      4,658,383      9,532,115
 Reinvested...............      640,132        394,306         43,579          1,324
 Redeemed.................   (1,762,439)    (1,905,688)    (1,519,232)    (3,623,392)
                           ------------   ------------   ------------    -----------
Change in shares..........    1,232,049      2,344,821      3,182,730      5,910,047
                           ============   ============   ============    ===========

----
(a) For the period from October 3, 1997 (commencement of operations) through September 30, 1998.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                       Statement of Changes in Net Assets

                                  Small Company                 International
                                   Growth Fund                   Equity Fund
                           ----------------------------  ----------------------------
                              For the        For the        For the        For the
                            Year ended     Year ended     Year ended     Year ended
                           September 30,  September 30,  September 30,  September 30,
                               1999           1998           1999           1998
                           -------------  -------------  -------------  -------------
FROM INVESTMENT ACTIVI-
TIES:
OPERATIONS:
 Net investment income
 (loss)................... $  (1,196,306) $ (1,111,591)  $    139,281    $   333,237
 Net realized gains (loss-
 es) on foreign currency
 transactions, futures
 transactions and invest-
 ments....................    12,616,268      (671,786)     4,835,636      1,651,855
 Net change in unrealized
 appreciation/depreciation
 on foreign currency
 transactions, futures
 transactions and
 investments..............    28,117,911   (21,630,763)    16,606,815     (9,954,036)
                           -------------  ------------   ------------    -----------
Change in net assets re-
sulting from operations...    39,537,873   (23,414,140)    21,581,732     (7,968,944)
                           -------------  ------------   ------------    -----------
DISTRIBUTIONS TO CLASS A
SHAREHOLDERS:
 From net investment in-
 come.....................            --            --         (4,037)        (3,734)
 From net realized gains
 from investment transac-
 tions....................            --            --        (22,804)       (18,552)
 In excess of net invest-
 ment income..............            --            --             --         (1,175)
 In excess of net realized
 gains from investment
 transactions.............            --      (166,425)            --             --
DISTRIBUTIONS TO CLASS B
SHAREHOLDERS:
 From net investment in-
 come.....................            --            --         (2,136)            --
 From net realized gains
 from investment transac-
 tions....................            --            --        (34,567)       (29,878)
 In excess of net invest-
 ment income..............            --            --             --         (2,052)
 In excess of net realized
 gains from investment
 transactions.............            --      (128,891)            --             --
DISTRIBUTIONS TO TRUST
CLASS SHAREHOLDERS:
 From net investment in-
 come.....................            --            --       (273,843)      (342,214)
 From net realized gains
 from investment transac-
 tions....................            --            --     (1,288,928)    (1,229,598)
 In excess of net invest-
 ment income..............            --            --             --        (17,843)
 In excess of net realized
 gains from investment
 transactions.............            --      (933,116)            --             --
                           -------------  ------------   ------------    -----------
Change in net assets from
shareholder distribu-
tions.....................            --    (1,228,432)    (1,626,315)    (1,645,046)
                           -------------  ------------   ------------    -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares is-
 sued.....................   111,811,018    90,705,910     26,053,178     37,976,546
 Dividends reinvested.....            --       743,235        481,380        576,374
 Cost of shares redeemed..  (106,478,404)  (63,766,251)   (18,352,844)    (9,730,326)
                           -------------  ------------   ------------    -----------
Change in net assets from
capital transactions......     5,332,614    27,682,894      8,181,714     28,822,594
                           -------------  ------------   ------------    -----------
Change in net assets......    44,870,487     3,040,322     28,137,131     19,208,604
NET ASSETS:
 Beginning of period......    83,245,041    80,204,719     73,593,669     54,385,065
                           -------------  ------------   ------------    -----------
 End of period............ $ 128,115,528  $ 83,245,041   $101,730,800    $73,593,669
                           =============  ============   ============    ===========
SHARE TRANSACTIONS:
 Issued...................     5,271,001     4,350,347      2,194,713      3,389,581
 Reinvested...............            --        35,920         44,009         53,679
 Redeemed.................    (4,899,093)   (3,081,871)    (1,534,370)      (868,492)
                           -------------  ------------   ------------    -----------
Change in shares..........       371,908     1,304,396        704,352      2,574,768
                           =============  ============   ============    ===========

                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                       Statement of Changes in Net Assets

                                 Capital Manager             Capital Manager
                                  Conservative               Moderate Growth
                                   Growth Fund                    Fund
                           --------------------------- ---------------------------
                              For the       For the       For the       For the
                            Year ended   Period ended   Year ended   Period ended
                           September 30, September 30, September 30, September 30,
                             1999 (b)      1998 (a)      1999 (b)      1998 (a)
                           ------------- ------------- ------------- -------------
FROM INVESTMENT ACTIVI-
TIES:
OPERATIONS:
 Net investment income....  $   983,283   $   706,230   $   563,592   $   498,721
 Net realized gains on in-
 vestment transactions
 with affiliates..........      217,601        17,727       183,576        31,966
 Net realized gain distri-
 butions from underlying
 funds....................      565,771       351,578       648,294       528,051
 Net change in unrealized
 appreciation/depreciation
 on investments...........      383,969      (204,510)    1,635,682      (942,698)
                            -----------   -----------   -----------   -----------
Change in net assets re-
sulting from operations...    2,150,624       871,025     3,031,144       116,040
                            -----------   -----------   -----------   -----------
DISTRIBUTIONS TO CLASS A
SHAREHOLDERS:
 From net investment in-
 come.....................      (12,382)       (1,053)      (34,980)       (5,356)
 From net realized gains
 from investment transac-
 tions....................       (2,027)           --       (36,656)           --
 In excess of net invest-
 ment income..............          (24)           --          (111)           --
DISTRIBUTIONS TO CLASS B
SHAREHOLDERS:
 From net investment in-
 come.....................       (1,510)           --        (1,852)           --
 In excess of net invest-
 ment income..............           (3)           --            (6)           --
DISTRIBUTIONS TO TRUST
CLASS SHAREHOLDERS:
 From net investment in-
 come.....................   (1,008,395)     (705,177)     (595,561)     (493,365)
 From net realized gains
 from investment transac-
 tions....................     (400,054)           --      (540,033)           --
 In excess of net invest-
 ment income..............       (1,977)           --        (1,887)           --
                            -----------   -----------   -----------   -----------
Change in net assets from
shareholder distribu-
tions.....................   (1,426,372)     (706,230)   (1,211,086)     (498,721)
                            -----------   -----------   -----------   -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares is-
 sued.....................   10,867,721    23,734,446     4,433,451    23,215,874
 Dividends reinvested.....      128,560           319        82,152           310
 Cost of shares redeemed..   (2,380,373)       (7,488)     (531,734)       (5,833)
                            -----------   -----------   -----------   -----------
Change in net assets from
capital transactions......    8,615,908    23,727,277     3,983,869    23,210,351
                            -----------   -----------   -----------   -----------
Change in net assets......    9,340,160    23,892,072     5,803,927    22,827,670
NET ASSETS:
 Beginning of period......   23,892,072            --    22,827,670            --
                            -----------   -----------   -----------   -----------
 End of period............  $33,232,232   $23,892,072   $28,631,597   $22,827,670
                            ===========   ===========   ===========   ===========
SHARE TRANSACTIONS:
 Issued...................    1,027,813     2,369,887       412,779     2,316,995
 Reinvested...............       12,124            31         7,780            30
 Redeemed.................     (224,173)         (735)      (49,525)         (589)
                            -----------   -----------   -----------   -----------
Change in shares..........      815,764     2,369,183       371,034     2,316,436
                            ===========   ===========   ===========   ===========

----
(a) The Fund commenced offering Trust shares on October 2, 1997 and Class A shares on January 29, 1998.
(b) The Fund commenced offering Class B shares on January 29, 1999.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                       Statement of Changes in Net Assets

                                                    Capital Manager Growth Fund
                                                    ---------------------------
                                                       For the       For the
                                                     Year ended   Period ended
                                                    September 30, September 30,
                                                      1999 (b)      1998 (a)
                                                    ------------- -------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income.............................  $   350,476   $   344,249
 Net realized gains on investment transactions with
 affiliates........................................      227,172        62,410
 Net realized gain distributions from underlying
 funds.............................................      687,358       663,214
 Net change in unrealized appreciation/depreciation
 on investments....................................    2,383,183    (1,470,716)
                                                     -----------   -----------
Change in net assets resulting from operations.....    3,648,189      (400,843)
                                                     -----------   -----------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
 From net investment income........................      (12,677)       (1,661)
 From net realized gains from investment transac-
 tions.............................................      (15,042)           --
 In excess of net investment income................          (58)           --
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
 From net investment income........................         (535)           --
 In excess of net investment income................           (2)           --
DISTRIBUTIONS TO TRUST CLASS SHAREHOLDERS:
 From net investment income........................     (425,057)     (342,588)
 From net realized gains from investment transac-
 tions.............................................     (705,524)           --
 In excess of net investment income................       (1,942)           --
                                                     -----------   -----------
Change in net assets from shareholder distribu-
tions..............................................   (1,160,837)     (344,249)
                                                     -----------   -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued.......................    1,436,202    22,390,339
 Dividends reinvested..............................       31,021         1,147
 Cost of shares redeemed...........................     (384,265)           --
                                                     -----------   -----------
Change in net assets from capital transactions.....    1,082,958    22,391,486
                                                     -----------   -----------
Change in net assets...............................    3,570,310    21,646,394
NET ASSETS:
 Beginning of period...............................   21,646,394            --
                                                     -----------   -----------
 End of period.....................................  $25,216,704   $21,646,394
                                                     ===========   ===========
SHARE TRANSACTIONS:
 Issued............................................      133,028     2,237,201
 Reinvested........................................        2,941           109
 Redeemed..........................................      (35,342)           --
                                                     -----------   -----------
Change in shares...................................      100,627     2,237,310
                                                     ===========   ===========

----
(a) The Fund commenced offering Trust shares on October 2, 1997 and Class A shares on January 29, 1998.
(b) The Fund commenced offering Class B Shares on January 29, 1999.
                       See notes to financial statements.

                              [LOGO OF BB&T FUNDS]

                            Statements of Cash Flows
                     For the year ended September 30, 1999

                                                  Short-
                                               Intermediate   Intermediate U.S.
                                              U.S. Government  Government Bond
                                                Income Fund         Fund
                                              --------------- -----------------
Cash Flows from Operating Activities:
 Net investment income.......................  $   8,728,816    $  10,358,648
 Adjustments to reconcile net investment
 income to net cash provided by (used in)
 operating activities:
   Cost of investment securities purchased...   (221,802,807)    (251,082,001)
   Proceeds from disposition of investment
   securities................................    221,052,594      209,173,373
   Cost of investments purchased with cash
   collateral from securities lending........    (37,892,497)     (55,963,750)
   (Increase)/decrease in dividends and in-
   terest receivable.........................        234,447         (116,904)
   Increase in payable for return of collat-
   eral received from securities lending.....     37,892,497       55,963,750
   Increase in accrued expenses..............          3,348           28,134
   (Increase)/decrease in prepaid expenses...          1,344           (1,102)
   Net amortization/accretion from invest-
   ments.....................................        (29,427)         (14,757)
                                               -------------    -------------
 Net cash provided by (used in) operating
 activities..................................      8,188,315      (31,654,609)
                                               -------------    -------------
Cash Flows from Financing Activities:
 Proceeds from shares issued.................     37,227,091       93,711,669
 Cost of shares redeemed.....................    (37,203,799)     (53,254,418)
 Cash distributions paid.....................     (8,211,607)      (8,802,642)
                                               -------------    -------------
 Net cash provided by (used in) financing
 activities..................................     (8,188,315)      31,654,609
                                               -------------    -------------
Increase in cash.............................             --               --
                                               -------------    -------------
Cash:
 Beginning balance...........................             --               --
                                               -------------    -------------
 Ending balance..............................  $          --    $          --
                                               =============    =============

Non-cash financing activities for the Short-Intermediate U.S. Government Income Fund not included herein consist of reinvestment of dividends from net investment income and converted common trust assets of $559,768 and $16,523,926 respectively.

Non-cash financing activities for the Intermediate U.S. Government Bond Fund not included herein consist of reinvestment of dividends from net investment income and distributions of net realized capital gains of $3,341,950.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

PRIME MONEY MARKET FUND
                       Schedule of Portfolio Investments
                               September 30, 1999

 Principal                         Security                           Amortized
   Amount                         Description                           Cost
 ---------  ------------------------------------------------------   -----------
 Certificate of Deposit (5.6%):
 Banks (5.6%):
 $3,000,000 Harris Trust & Savings Bank, 5.30%, 10/18/99..........   $ 3,000,000
  1,000,000 NationsBank, 5.00%, 1/6/00............................       999,949
                                                                     -----------
   Total Certificate of Deposit                                        3,999,949
                                                                     -----------
 Commercial Paper (65.0%):
 Agricultural Services (4.1%):
  3,000,000 Archer Daniels Midland Co., 5.36%, 2/14/00............     2,939,253
                                                                     -----------
 Banks (8.3%):
  3,000,000 Halifax PLC, 5.33%, 12/10/99..........................     2,968,908
  3,000,000 UBS Finance (Delaware) Inc, 5.38%, 12/23/99...........     2,962,788
                                                                     -----------
                                                                       5,931,696
                                                                     -----------
 Business Credit Institutions (7.0%):
  3,000,000 CIT Group Holdings, Inc., 5.17%, 10/21/99.............     2,991,383
  2,000,000 John Deere Capital Corp, 5.03%, 8/7/00................     2,000,224
                                                                     -----------
                                                                       4,991,607
                                                                     -----------
 Financial Services (8.4%):
  3,000,000 Corporate Asset Funding, Inc., 5.60%, 10/1/99 (b).....     3,000,000
  3,000,000 St. Michael Finance Ltd., 5.32%, 11/10/99.............     2,982,267
                                                                     -----------
                                                                       5,982,267
                                                                     -----------
 Insurance (4.2%):
  3,000,000 American General Corp., 5.19%, 10/12/99...............     2,995,243
                                                                     -----------
 Leasing (2.7%):
  2,000,000 HD Real Estate Funding Corp., 5.80%, 2/22/00 (b)......     1,953,600
                                                                     -----------
 Manufacturing (4.5%):
  3,179,000 Fortune Brands, Inc., 5.55%, 10/1/99..................     3,179,000
                                                                     -----------
 Personal Credit Institution (4.2%):
  3,000,000 Ford Motor Credit Co., 5.30%, 12/17/99................     2,965,992
                                                                     -----------

 Principal                        Security                            Amortized
   Amount                        Description                            Cost
 ---------  ------------------------------------------------------   -----------
 Commercial Paper, continued:
 Petroleum (9.0%):
 $3,000,000 Koch Industries, 5.50%, 10/1/99 (b)...................   $ 3,000,000
  3,400,000 Shell Oil Co., 5.50%, 10/1/99.........................     3,399,999
                                                                     -----------
                                                                       6,399,999
                                                                     -----------
 Pharmaceuticals (4.2%):
  3,000,000 Bayer Corp., 5.55%, 10/1/99 (b).......................     3,000,000
                                                                     -----------
 Telecommunications (4.2%):
  3,000,000 Bellsouth Capital Funding Corp., 5.29%, 11/15/99
            (b)...................................................     2,980,163
                                                                     -----------
 Tobacco (4.2%):
  3,000,000 UST Inc., 5.60%, 10/1/99..............................     3,000,000
                                                                     -----------
   Total Commercial Paper.........................................    46,318,820
                                                                     -----------
 Variable Rate Notes (29.5%):
 Banks (8.5%):
  3,000,000 Key Bank, 5.42%*, 6/15/00.............................     2,998,756
  3,000,000 SMM Trust 1999, 5.32%*, 4/5/00 (b)....................     3,000,000
                                                                     -----------
                                                                       5,998,756
                                                                     -----------
 Chemicals (4.2%):
  3,000,000 Dow Chemical Co., 5.41%*, 3/15/00.....................     2,999,495
                                                                     -----------
 Financial Services (4.2%):
  3,000,000 Merrill Lynch & Co., Inc., 5.85%*, 2/15/00............     3,004,665
                                                                     -----------
 Petroleum (4.2%):
  3,000,000 Texaco Capital, Inc., 5.19%*, 5/3/00..................     2,998,264
                                                                     -----------
 Security Brokers & Dealers (4.2%):
  3,000,000 Goldman Sachs, 5.51%*, 1/7/00.........................     3,001,508
                                                                     -----------
 Telecommunications (4.2%):
  3,000,000 AT&T Corp., 5.27%*, 7/13/00...........................     2,999,062
                                                                     -----------
   Total Variable Rate Notes                                          21,001,750
                                                                     -----------
   Total Investments
   (Amortized Cost $71,320,519) (a)--100.1%                           71,320,519
   Liabilities in excess of other assets--(0.1)%                        (42,219)
                                                                     -----------
   TOTAL NET ASSETS--100.0%                                          $71,278,300
                                                                     ===========

----
(a) Cost for federal income tax and financial reporting purposes are the same.
(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors.
    The board of trustees has deemed these securities to be liquid.
 * The rate reflected is the rate in effect at September 30, 1999. The maturity date reflected is the final maturity date.
PLC --Public Limited Company
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                                 U.S. TREASURY MONEY MARKET FUND
                       Schedule of Portfolio Investments
                               September 30, 1999

  Principal                        Security                         Amortized
   Amount                        Description                           Cost
  ---------  ---------------------------------------------------   ------------
 U.S. Treasury Bills (3.8%):
 $12,500,000 10/14/99...........................................   $ 12,480,319
                                                                   ------------
   Total U.S. Treasury Bills                                         12,480,319
                                                                   ------------
 U.S. Treasury Notes (38.3%):
  15,000,000 5.63%, 10/31/99....................................     15,011,226
  15,000,000 5.88%, 11/15/99....................................     15,020,202
  15,000,000 5.63%, 12/31/99....................................     15,026,501
  15,000,000 5.38%, 1/31/00.....................................     15,022,938
  15,000,000 5.50%, 2/29/00.....................................     15,030,436
  15,000,000 5.50%, 3/31/00.....................................     15,026,994
  15,000,000 5.50%, 4/15/00.....................................     15,035,220
  15,000,000 6.25%, 5/31/00.....................................     15,079,239
   5,000,000 5.38%, 6/30/00.....................................      5,000,942
                                                                   ------------
   Total U.S. Treasury Notes                                        125,253,698
                                                                   ------------
 Repurchase Agreements (57.8%):
  76,895,524 Bank of America
             Repurchase Agreement, 5.28%, 10/1/99,
             (Collateralized by $64,900,000 U.S. Treasury Bond,
             10.00%, 5/15/10, market value--$76,906,801)........     76,895,524
  50,000,000 First Boston
             Repurchase Agreement, 5.25%, 10/1/99,
             (Collateralized by $49,139,000 U.S. Treasury Notes,
             5.50%--8.50% 10/15/99--8/18/02 market value--
             $50,219,830).......................................     50,000,000
  15,500,000 Goldman Sachs
             Repurchase Agreement, 5.00%, 10/1/99,
             (Collateralized by $15,500,000 U.S. Treasury Note,
             5.00%, 9/30/01, market value--$15,502,153).........     15,500,000

----
(a) Cost for federal income tax and financial reporting purposes are the same.

  Principal                        Security                         Amortized
   Amount                        Description                           Cost
  ---------  ---------------------------------------------------   ------------
 Repurchase Agreements, continued:
 $15,500,000 Lehman Brothers
             Repurchase Agreement, 5.30%, 10/1/99,
             (Collateralized by $12,275,000 U.S. Treasury Bond,
             10.375%, 11/15/12, market value--$15,502,282)......   $ 15,500,000
  15,500,000 Merrill Lynch
             Repurchase Agreement, 5.15%, 10/1/99,
             (Collateralized by $15,830,000 U.S. Treasury Bond,
             5.625%, 9/30/01, market value--$15,502,217)........     15,500,000
  15,500,000 Salomon/Smith Barney Repurchase Agreement,
             5.00%, 10/1/99, (Collateralized by $16,000,000 U.S.
             Treasury Note, 5.625%, 5/15/08, market value--
             $15,502,153).......................................     15,500,000
                                                                   ------------
   Total Repurchase Agreements                                      188,895,524
                                                                   ------------
   Total Investments
   (Amortized Cost $326,629,541) (a)--99.9%                         326,629,541
   Other assets in excess of liabilities--0.1%                          459,976
                                                                   ------------
   TOTAL NET ASSETS--100.0%                                        $327,089,517
                                                                   ============

                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND
                       Schedule of Portfolio Investments
                               September 30, 1999

   Shares
     or
  Principal                        Security                            Market
   Amount                         Description                          Value
  ---------  ----------------------------------------------------   ------------
 Corporate Bonds (10.3%):
 Banks (3.5%):
 $ 3,000,000 NationsBank Corp., 6.13%, 7/15/04...................   $  2,897,241
   3,000,000 SunTrust Banks, 7.38%, 7/1/02.......................      3,051,570
                                                                    ------------
                                                                       5,948,811
                                                                    ------------
 Financial Services (5.1%):
   3,000,000 Associates Corp. NA, 5.80%, 4/20/04.................      2,881,674
   3,000,000 Ford Motor Credit, 6.70%, 7/16/04...................      2,980,659
   3,000,000 Sears Roebuck Acceptance, 6.00%, 3/20/03............      2,897,253
                                                                    ------------
                                                                       8,759,586
                                                                    ------------
 Industrial Goods & Services (1.7%):
   3,000,000 IBM Corp., 6.22%, 8/1/27, Putable 8/1/04 @ 100......      2,963,280
                                                                    ------------
   Total Corporate Bonds                                              17,671,677
                                                                    ------------
 Pass-through Mortgage Securities (38.9%):
 Federal Home Loan Mortgage Corp. (17.2%):
   1,052,513 6.50%, 2/1/11, Pool # G10473........................      1,039,775
   1,387,294 6.00%, 3/1/11, Pool # E20228........................      1,342,581
   2,230,829 6.50%, 12/1/12, Gold Pool # E00523..................      2,196,688
   3,051,442 6.50%, 2/1/13, Pool #E00532.........................      2,998,795
   4,150,519 6.50%, 5/1/13, Pool # E00548........................      4,078,909
   3,162,915 6.50%, 11/1/13, Pool # G10844.......................      3,114,509
   5,000,000 6.00%, 8/15/14, Series 2103- TA, CMO................      4,913,350
   5,000,000 6.00%, 11/15/16, Series 2103- PY, CMO ..............      4,905,121
   5,000,000 6.25%, 1/15/20, Series 1583- G, CMO.................      4,973,063
                                                                    ------------
                                                                      29,562,791
                                                                    ------------
 Federal National Mortgage Assoc. (21.7%):
   1,009,346 7.00%, 6/1/08, Pool # 50751.........................      1,014,040
   1,336,269 7.50%, 12/1/08, Pool # 190611.......................      1,358,533
   1,532,981 6.00%, 3/1/09, Pool # 50986.........................      1,484,911
   1,610,545 6.00%, 4/1/09, Pool # 190759........................      1,560,043
   5,000,000 6.25%, 7/18/13, Pool # 1998-36, CMO.................      4,984,707

   Shares
     or
  Principal                        Security                            Market
   Amount                         Description                          Value
  ---------  ----------------------------------------------------   ------------
 Pass-through Mortgage Securities, continued:
 Federal National Mortgage Assoc., continued:
 $ 7,531,565 6.50%, 4/1/14, Pool # 323654........................   $  7,402,073
   4,930,548 7.00% 9/1/14, Pool # 323928.........................      4,934,173
   5,000,000 6.00%, 7/25/19 Series 1999-27 CB, CMO...............      4,887,550
   5,000,000 6.13%, 12/18/21,Series 1998-24 QE, CMO..............      4,876,500
   5,000,000 6.00%, 11/18/22, Series 1998-36, CMO................      4,821,115
                                                                    ------------
                                                                      37,323,645
                                                                    ------------
   Total Pass-through Mortgage Securities                             66,886,436
                                                                    ------------
 U.S. Government Agencies (28.6%):
 Federal Home Loan Bank (7.4%):
   3,000,000 6.17%, 3/8/01.......................................      3,006,369
  10,000,000 5.25%, 4/25/02(b)...................................      9,789,010
                                                                    ------------
                                                                      12,795,379
                                                                    ------------
 Federal Home Loan Mortgage Corp. (13.5%):
   3,000,000 0.00%, 10/7/99*.....................................      2,997,414
  11,000,000 4.75%, 12/14/01.....................................     10,705,563
   9,500,000 6.30%, 6/1/04, Callable 6/1/01 @ 100(b).............      9,334,539
                                                                    ------------
                                                                      23,037,516
                                                                    ------------
 Federal National Mortgage Assoc. (7.7%):
   3,000,000 0.00%, 11/5/99*.....................................      2,984,979
   3,000,000 0.00%, 1/19/00*.....................................      2,952,057
   4,000,000 4.63%, 10/15/01(b)..................................      3,892,472
   3,500,000 5.38%, 3/15/02......................................      3,441,347
                                                                    ------------
                                                                      13,270,855
                                                                    ------------
   Total U.S. Government Agencies                                     49,103,750
                                                                    ------------
 U.S. Treasury Notes (19.6%):
   5,000,000 5.88%, 2/15/00......................................      5,014,065
  12,500,000 6.75%, 4/30/00(b)...................................     12,605,475
   3,000,000 6.00%, 8/15/00......................................      3,015,000
   6,000,000 5.63%, 2/28/01......................................      6,001,878
   2,000,000 6.50%, 5/31/01......................................      2,026,250
   5,000,000 5.88%, 11/30/01(b)..................................      5,021,875
                                                                    ------------
   Total U.S. Treasury Notes                                          33,684,543
                                                                    ------------

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                  SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND
                  Schedule of Portfolio Investments, Continued
                               September 30, 1999

   Shares
     or
  Principal                        Security                           Market
   Amount                        Description                          Value
  ---------  ---------------------------------------------------   ------------
 Investment Companies (2.0%):
   3,513,502 Federated Government Obligations Fund..............   $  3,513,502
                                                                   ------------
   Total Investment Companies                                         3,513,502
                                                                   ------------
 Short Term Securities Purchased with Securities Lending Collateral (22.0%):
 Commercial Paper (2.9%):
 $ 5,000,000 Tyco, 5.35%, 10/4/99...............................      4,955,417
                                                                   ------------
 Investment Companies (4.0%):
   6,937,080 AIM Liquid Asset Money Market Fund.................      6,937,080
                                                                   ------------
 Repurchase Agreements (11.6%):
  10,000,000 Lehman Brothers Triparty Agreement, 5.65%, 10/1/99,
             (See Significant Accounting Policies, Lending
             Portfolio Securities in the Notes to Financial
             Statements for collateral description).............     10,000,000

----
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $28,847. Cost for federal income tax purposes differs from market value by net unrealized depreciation of securities as follows:

               Unrealized apprecia-
               tion...................  $    62,470
               Unrealized deprecia-
               tion...................   (2,774,351)
                                        -----------
               Net unrealized depreci-
               ation..................  $(2,711,881)
                                        ===========

(b) All or part of this security has been loaned at September 30, 1999.
CMO--Collateralized Mortgage Obligation.
 * Represents Discount Note.
** The rate reflected is the rate in effect at September 30, 1999. The maturity date reflected is the final maturity date.

   Shares
     or
  Principal                       Security                           Market
   Amount                        Description                         Value
  ---------  --------------------------------------------------   ------------
 Short Term Securities Purchased with Securities Lending Collateral, continued:
 Repurchase Agreements, continued:
 $10,000,000 Lehman Brothers Triparty Agreement, 5.80%,
             10/1/99, (See Significant Accounting Policies,
             Lending Portfolio Securities in the Notes to
             Financial Statements for collateral description)..   $ 10,000,000
                                                                  ------------
                                                                    20,000,000
                                                                  ------------
 Variable Rate Notes (3.5%):
   6,000,000 General Motors Acceptance Corp., 5.76%**,
             11/13/00..........................................      6,000,000
                                                                  ------------
   Total Short Term Securities Purchased with Securities Lending
   Collateral                                                       37,892,497
                                                                  ------------
   Total Investments
   (Cost $211,435,756) (a)--121.4%                                 208,752,405
   Liabilities in excess of other assets--(21.4)%                  (36,840,733)
                                                                  ------------
   TOTAL NET ASSETS --100.0%                                      $171,911,672
                                                                  ============

                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

INTERMEDIATE U.S. GOVERNMENT BOND FUND
                       Schedule of Portfolio Investments
                               September 30, 1999

   Shares
     or
  Principal                        Security                            Market
   Amount                         Description                          Value
  ---------  ----------------------------------------------------   ------------

 Corporate Bonds (15.3%):
 Banks (2.3%):
 $ 5,000,000 SunTrust Banks, 7.38%, 7/1/02.......................   $  5,085,950
                                                                    ------------
 Consumer Goods & Services (1.2%):
   3,000,000 Kimberly-Clark Corp., 6.25%, 7/15/18................      2,717,214
                                                                    ------------
 Financial Services (5.4%):
   3,000,000 Ford Motor Credit, 6.70%, 7/16/04...................      2,980,659
   5,000,000 Morgan Stanley Dean Witter, 6.38%, 8/1/02...........      4,958,590
   4,000,000 Sears Roebuck Acceptance, 6.00%, 3/20/03............      3,863,004
                                                                    ------------
                                                                      11,802,253
                                                                    ------------
 Industrial Goods & Services (1.8%):
   4,000,000 IBM Corp., 6.22%, 8/1/27, Putable 8/1/04 @ 100......      3,951,040
                                                                    ------------
 Leisure Time Industries (2.3%):
   5,000,000 The Walt Disney Co., 6.75%, 3/30/06.................      4,971,070
                                                                    ------------
 Telecommunications (0.8%):
   2,000,000 Lucent Technologies, 5.50%, 11/15/08................      1,816,280
                                                                    ------------
 Utilities--Telephone (1.5%):
   3,500,000 AT&T Corp., 6.00%, 3/15/09..........................      3,252,004
                                                                    ------------
   Total Corporate Bonds                                              33,595,811
                                                                    ------------
 Pass-through Mortgage Securities (38.3%):
 Federal Home Loan Mortgage Corp (17.8):
   1,145,470 7.50%, 7/1/07, Pool # E00108........................      1,166,375
   1,252,837 6.50%, 2/1/11, Pool # G10473........................      1,237,673
   1,387,294 6.00%, 3/1/11, Pool # E20228........................      1,342,581
   2,361,626 6.50%, 4/1/11, Pool # E20235........................      2,329,182
   2,974,439 6.50%, 12/1/12, Gold Pool # E00523..................      2,928,917
   4,150,519 6.50%, 5/1/13, Pool # E00548........................      4,078,909
   3,162,915 6.50%, 11/1/13, Pool # G10844.......................      3,114,509
   5,000,000 6.00%, 8/15/14, Series 2103- TA, CMO................      4,913,350
   5,000,000 6.00%, 11/15/16, Series 2103- PY, CMO...............      4,905,121

   Shares
     or
  Principal                        Security                            Market
   Amount                         Description                          Value
  ---------  ----------------------------------------------------   ------------

 Pass-through Mortgage Securities, continued:
 Federal Home Loan Mortgage Corp., continued:
 $ 5,000,000 6.25%, 1/15/20, Series 1583-G, CMO..................   $  4,973,064
   8,703,359 6.00%, 11/1/28, Series C00680.......................      8,123,901
                                                                    ------------
                                                                      39,113,582
                                                                    ------------
 Federal National Mortgage Assoc. (19.2%):
   3,136,721 6.00%, 6/1/08, Pool # 124885........................      3,053,722
   1,874,500 7.00%, 6/1/08, Pool # 50751.........................      1,883,218
   3,415,830 6.00%, 4/1/13, Pool #251656.........................      3,285,797
   4,579,618 6.00%, 11/1/13, Pool #323363........................      4,405,282
   3,295,060 6.50%, 4/1/14, Pool # 323654........................      3,238,407
   4,930,548 7.00%, 9/1/14, Pool # 323928........................      4,934,172
   5,000,000 6.00%, 7/25/19, Series 1999-27 CB, CMO..............      4,887,550
   5,000,000 6.13%, 12/18/21, Series 1998-24 QE, CMO.............      4,876,500
   5,000,000 6.00%, 11/18/22, Series 1998-36, CMO................      4,821,115
   2,312,299 7.00%, 4/1/24, Pool # 250005........................      2,285,398
   4,840,288 6.00%, 1/1/29, Pool # 252211........................      4,515,548
                                                                    ------------
                                                                      42,186,709
                                                                    ------------
 Government National Mortgage Assoc. (1.3%):
   2,802,069 7.00%, 8/15/23, Pool # 354627.......................      2,767,542
                                                                    ------------
   Total Pass-through Mortgage Securities                             84,067,833
                                                                    ------------
 U.S. Government Agencies (15.9%):
 Federal Home Loan Bank (4.4%):
   5,000,000 5.13%, 9/15/03......................................      4,795,360
   2,000,000 6.79%, 2/5/07.......................................      2,021,880
   3,000,000 5.84%, 7/14/08(b)...................................      2,831,886
                                                                    ------------
                                                                       9,649,126
                                                                    ------------
 Federal Home Loan Mortgage Corp. (6.7%):
   6,000,000 6.30%, 6/1/04, Callable 6/1/01 @ 100(b).............      5,895,498
   4,000,000 5.75%, 3/15/09......................................      3,738,316
   5,000,000 6.63%, 9/15/09......................................      4,973,875
                                                                    ------------
                                                                      14,607,689
                                                                    ------------

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                          INTERMEDIATE U.S. GOVERNMENT BOND FUND
                  Schedule of Portfolio Investments, Continued
                               September 30, 1999

   Shares
     or
  Principal                        Security                            Market
   Amount                         Description                          Value
  ---------  ----------------------------------------------------   ------------

 U.S. Government Agencies, continued:
 Federal National Mortgage Assoc. (4.8%):
 $ 4,500,000 4.63%, 10/15/01(b)..................................   $  4,379,031
   6,000,000 5.13%, 2/13/04(b)...................................      5,709,102
     500,000 5.88%, 4/23/04, Callable 4/23/01 @ 100..............        485,261
                                                                    ------------
                                                                      10,573,394
                                                                    ------------
   Total U.S. Government Agencies                                     34,830,209
                                                                    ------------
 U.S. Treasury Bonds (5.0%):
   6,000,000 7.50%, 11/15/16.....................................      6,643,128
   5,000,000 5.25%, 11/15/28.....................................      4,334,375
                                                                    ------------
   Total U.S. Treasury Bonds                                          10,977,503
                                                                    ------------
 U.S. Treasury Notes (20.7%):
   9,000,000 6.38%, 8/15/02......................................      9,146,250
   4,250,000 6.25%, 2/15/03......................................      4,305,781
   4,000,000 7.25%, 8/15/04(b)...................................      4,225,000
   8,500,000 5.88%, 11/15/05.....................................      8,444,223
  11,000,000 6.50%, 10/15/06(b)..................................     11,244,068
   8,000,000 6.25%, 2/15/07(b)...................................      8,072,504
                                                                    ------------
   Total U.S. Treasury Notes                                          45,437,826
                                                                    ------------
 U.S. Treasury Inflation Indexed Notes (2.3%):
   5,081,800 3.88%, 1/15/09(b)...................................      5,002,397
                                                                    ------------
 Total U.S. Treasury Inflation Indexed Notes                           5,002,397
                                                                    ------------
 Investment Companies (2.0%):
   4,402,535 Federated Government Obligations Fund...............      4,402,535
                                                                    ------------
   Total Investment Companies                                          4,402,535
                                                                    ------------
 Short Term Securities Purchased with Securities Lending
 Collateral (25.5%):
 Commercial Paper (6.8%):
  10,000,000 CSX Corporation, 5.44%, 11/12/99....................      9,909,333
   5,000,000 Tyco, 5.35%, 10/4/99................................      4,955,417
                                                                    ------------
                                                                      14,864,750
                                                                    ------------

----
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $54,223. Cost for federal income tax purposes differs from market value by net unrealized depreciation of securities as follows:

                Unrealized apprecia-
                tion...................  $   522,979
                Unrealized deprecia-
                tion...................   (4,990,743)
                                         -----------
                Net unrealized depreci-
                ation..................  $(4,467,764)
                                         ===========

(b) All or part of this security has been loaned at September 30, 1999.
CMO--Collateralized Mortgage Obligation.
 * The rate reflected is the rate in effect at September 30, 1999. The maturity date reflected is the final maturity date.

   Shares
     or
  Principal                       Security                           Market
   Amount                        Description                         Value
  ---------  --------------------------------------------------   ------------

 Short Term Securities Purchased with Securities Lending
 Collateral:
 Investment Companies (4.1%):
   9,099,000 AIM Liquid Asset Money Market Fund................   $  9,099,000
                                                                  ------------
 Repurchase Agreements (11.4%):
 $10,000,000 Lehman Brothers Triparty Agreement, 5.65%,
             10/1/99, (See Significant Accounting Policies,
             Lending Portfolio Securities in the Notes to
             Financial Statements for collateral description)..     10,000,000
  15,000,000 Lehman Brothers Triparty Agreement, 5.80%,
             10/1/99, (See Significant Accounting Policies,
             Lending Portfolio Securities in the Notes to
             Financial Statements for collateral description)..     15,000,000
                                                                  ------------
                                                                    25,000,000
 Variable Rate Notes (3.2%):
   7,000,000 General Motors Acceptance Corp., 5.76%*,
             11/13/00..........................................      7,000,000
                                                                  ------------
   Total Short Term Securities Purchased with Securities Lending
   Collateral                                                       55,963,750
                                                                  ------------
   Total Investments
   (Cost $278,691,405)(a)--125.0%                                  274,277,864
   Liabilities in excess of other assets--(25.0)%                  (54,873,560)
                                                                  ------------
   TOTAL NET ASSETS--100.0%                                       $219,404,304
                                                                  ============

                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
                       Schedule of Portfolio Investments
                               September 30, 1999

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------  -----------------------------------------------------   -----------

 Municipal Bonds (97.8%):
 Education Bonds (3.2%):
 $  500,000 Appalachian State University, North Carolina, 5.00%,
            5/15/18, Callable 5/15/08 @ 102, MBIA................   $   456,905
  1,000,000 Johnston Financial Corporation, North Carolina,
            5.50%, 8/1/10, Callable 8/1/09 @ 101, FSA............     1,032,070
    500,000 North Carolina, Educational Facilities, 5.00%,
            10/1/17, Callable 10/1/06 @ 102......................       458,810
    250,000 University of North Carolina, University Revenues,
            4.90%, 8/1/03, Callable 8/1/02 @ 102.................       254,708
    500,000 University of North Carolina, University Revenues,
            5.20%, 5/15/05.......................................       513,695
                                                                    -----------
                                                                      2,716,188
                                                                    -----------
 General Obligation Bonds (68.5%):
    300,000 Asheville, North Carolina, 6.00%, 3/1/01.............       307,866
    250,000 Asheville, North Carolina, 5.00%, 6/1/09, Callable
            6/1/07 @ 101, MBIA...................................       249,793
    500,000 Buncombe County, North Carolina, 5.00%, 3/1/01.......       506,355
    500,000 Buncombe County, North Carolina, 5.00%, 3/1/03.......       510,205
    350,000 Buncombe County, North Carolina, 5.10%, 3/1/04.......       358,740
    500,000 Buncombe County, North Carolina, 5.80%, 2/1/05,
            Callable 2/1/04 @ 100.5..............................       525,160
  1,000,000 Buncombe County, North Carolina, 5.10%, 3/1/07.......     1,018,500
    500,000 Buncombe County, North Carolina, 5.30%, 3/1/08, FSA,
            Callable 3/1/06 @ 102................................       512,600
    500,000 Burke County, North Carolina, 6.30%, 3/1/01, MBIA....       515,005
    400,000 Burlington, North Carolina, 5.10%, 2/1/07............       407,072
    500,000 Cabarrus County, North Carolina, 5.30%, 2/1/11,
            Callable 2/1/07 @ 102, MBIA..........................       505,915
  1,500,000 Cabarrus County, North Carolina, 5.30%, 2/1/13,
            Callable 2/1/07 @ 102, MBIA..........................     1,493,640
    500,000 Cary, North Carolina, 5.50%, 2/1/01..................       509,220
    500,000 Catawba County, North Carolina, 5.70%, 6/1/06,
            Callable 6/1/04 @ 101................................       524,390
  1,000,000 Catawba County, North Carolina, 4.70%, 6/1/09........       976,410
  1,500,000 Charlotte, North Carolina, 5.25%, 2/1/06.............     1,547,144
    250,000 Charlotte, North Carolina, 5.00%, 2/1/20, Callable
            2/1/08 @ 102.........................................       227,948
    500,000 Charlotte, North Carolina, Series A, 5.50%, 7/1/06,
            Callable 7/1/02 @ 102................................       519,370
  1,000,000 Charlotte, North Carolina, Water & Sewer, 6.20%,
            6/1/01...............................................     1,033,320
    500,000 Chatham County, North Carolina, 5.40%, 4/1/11,
            Callable 4/1/06 @ 102................................       509,445
    600,000 Cleveland County, North Carolina, 5.10%, 6/1/03,
            FGIC.................................................       614,868
  1,000,000 Craven County, North Carolina, 5.50%, 6/1/07,
            Callable 6/1/06 @ 100.5, MBIA........................     1,042,540
    500,000 Craven County, North Carolina, 5.50%, 6/1/09,
            Callable 6/1/06 @ 102, MBIA..........................       519,725
  1,000,000 Craven County, North Carolina, 5.50%, 6/1/16,
            Callable 6/1/06 @ 102, MBIA..........................       993,450
  1,000,000 Cumberland County, North Carolina Hospital, 4.70%,
            10/1/09..............................................       930,760
    500,000 Cumberland County, North Carolina, Certificate of
            Participation, Civic Center Project-Series A, 5.80%,
            12/1/03, AMBAC.......................................       526,365
    400,000 Davidson County, North Carolina, Certificate of
            Participation, 5.00%, 6/1/18, Callable 6/1/08 @ 101,
            MBIA.................................................       364,620
    500,000 Durham & Wake Counties, North Carolina, 5.75%,
            4/1/02...............................................       518,350
    500,000 Durham County, North Carolina, 5.40%, 2/1/02.........       513,415
    250,000 Durham County, North Carolina, 5.20%, 3/1/03,
            Callable 3/1/02 @ 100.5..............................       256,120
    500,000 Durham County, North Carolina, 5.00%, 2/1/05.........       510,050
    340,000 Durham County, North Carolina, 5.20%, 3/1/05,
            Callable 3/1/02 @ 101.5..............................       349,411
    500,000 Durham County, North Carolina, Certificate of
            Participation, 5.00%, 5/1/14, Callable 5/1/08 @ 102..       472,725
    500,000 Fayetteville, North Carolina, 6.50%, 3/1/14, FGIC....       515,675
    500,000 Forsyth County, North Carolina, 6.20%, 3/1/04,
            Callable 3/1/01 @ 101.5..............................       521,395
  1,000,000 Forsyth County, North Carolina, 5.20%, 6/1/02........     1,025,450

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                       NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
                  Schedule of Portfolio Investments, Continued
                               September 30, 1999

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------  -----------------------------------------------------   -----------

 Municipal Bonds, continued:
 General Obligation Bonds, continued:
 $  500,000 Forsyth County, North Carolina, 5.60%, 8/1/03,
            Callable 8/1/02 @ 100.5..............................   $   520,015
    265,000 Forsyth County, North Carolina, 5.40%, 6/1/04,
            Callable 6/1/02 @ 101................................       273,676
    500,000 Forsyth County, North Carolina, 5.10%, 8/1/04........       514,190
    500,000 Gaston County, North Carolina, 5.00%, 3/1/08,
            Callable 3/1/06 @ 101, AMBAC.........................       503,395
  1,000,000 Gaston County, North Carolina, 5.50%, 5/1/09,
            Callable 5/1/07 @ 101, FGIC..........................     1,039,980
    500,000 Gaston County, North Carolina, 5.00%, 3/1/14, FGIC...       478,670
    500,000 Goldsboro, North Carolina, 4.90%, 6/1/01.............       506,445
    500,000 Greensboro, North Carolina, 5.40%, 4/1/02............       514,115
    500,000 Greensboro, North Carolina, 5.20%, 6/1/12, Callable
            6/1/07@ 102..........................................       498,310
    700,000 Henderson County, North Carolina, 6.50%, 6/1/01......       726,565
    300,000 Hickory County, North Carolina, 6.50%, 5/1/01........       310,842
    500,000 Johnston County, North Carolina, 5.00%, 5/1/09,
            Callable 5/1/07 @ 101, FGIC..........................       500,735
    500,000 Johnston County, North Carolina, 5.00%, 5/1/17,
            Callable 5/1/07 @ 102, FGIC..........................       462,470
    500,000 Lincoln County, North Carolina, 4.70%, 6/1/01, FGIC..       505,010
    750,000 Lincoln County, North Carolina, 4.80%, 6/1/04, FGIC..       760,283
    500,000 Mecklenburg County, North Carolina, 5.75%, 3/1/03,
            Callable 3/1/02 @ 100.5..............................       518,375
  1,000,000 Mecklenburg County, North Carolina, 5.40%, 4/1/03....     1,032,790
    500,000 Mecklenburg County, North Carolina, 4.80%, 3/1/10,
            Callable 3/1/06 @ 102................................       489,710
    500,000 Mecklenburg County, North Carolina, 5.50%, 4/1/11,
            Callable 4/1/04 @ 102................................       513,735
    625,000 New Hanover County, North Carolina, 5.30%, 5/1/09,
            Callable 5/1/06 @ 101.5..............................       639,113
    500,000 New Hanover County, North Carolina, 5.30%, 5/1/13,
            Callable 5/1/06 @ 102................................       496,440
  1,000,000 North Carolina State, 5.60%, 4/1/01..................     1,022,520
    250,000 North Carolina State, 6.10%, 3/1/03, Callable 3/1/02
            @ 100.5..............................................       261,705
  1,500,000 North Carolina State, 5.10%, 3/1/05..................     1,537,724
    250,000 North Carolina State, 5.10%, 3/1/06..................       255,895
  2,000,000 North Carolina State, 5.25%, 3/1/07..................     2,059,319
  2,000,000 North Carolina State, 5.10%, 6/1/08, Callable 6/1/06
            @ 101................................................     2,032,079
  1,000,000 North Carolina State, 5.10%, 6/1/09, Callable 6/1/06
            @ 101.5..............................................     1,011,500
  1,000,000 North Carolina State, 5.10%, 6/1/10, Callable 6/1/06
            @ 102................................................     1,007,300
  1,000,000 North Carolina State Highway, 5.00%, 5/1/09, Callable
            5/1/07 @ 101.........................................     1,004,490
  1,000,000 North Carolina State Highway, 5.00%, 5/1/11, Callable
            5/1/07 @ 102.........................................       990,430
  1,000,000 North Carolina State Highway, 5.00%, 5/1/13, Callable
            5/1/07 @ 102.........................................       970,220
    500,000 Onslow County, North Carolina, 5.30%, 5/1/05.........       516,800
    500,000 Orange County, North Carolina, 5.10%, 6/1/00.........       504,650
    500,000 Orange County, North Carolina, 5.10%, 6/1/06,
            Callable 6/1/03 @ 101.5..............................       511,015
    500,000 Orange County, North Carolina, 5.10%, 6/1/07,
            Callable 6/1/03 @ 102................................       509,175
    500,000 Rocky Mount, North Carolina, 6.10%, 5/1/03, Callable
            5/1/02 @ 100.5.......................................       526,515
    625,000 Rowan County, North Carolina, 5.50%, 4/1/04, MBIA....       650,738
    700,000 Rowan County, North Carolina, 5.50%, 4/1/05, MBIA....       729,974
    225,000 Rowan County, North Carolina, 5.50%, 2/1/07, Callable
            2/1/06 @ 100.5, MBIA.................................       234,209
    500,000 Stokes County, North Carolina, 5.00%, 6/1/13,
            Callable 6/1/08 @ 102, FGIC..........................       483,620
    500,000 Surry County, North Carolina, 6.25%, 4/1/00, AMBAC...       506,370
    500,000 Surry County, North Carolina, 6.25%, 4/1/01, AMBAC...       515,440
  1,000,000 Union County, North Carolina, 5.30%, 3/1/13, Callable
            3/1/09 @ 100.5, FGIC.................................       996,720

                                   Continued

                              [LOGO OF BB&T FUNDS]

NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
                  Schedule of Portfolio Investments, Continued
                               September 30, 1999

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------  -----------------------------------------------------   -----------

 Municipal Bonds, continued:
 General Obligation Bonds, continued:
 $  500,000 Union County, North Carolina, 5.20%, 6/1/13, Callable
            6/1/05 @ 102, MBIA...................................   $   493,710
    500,000 Wake County, North Carolina, 4.90%, 2/1/11, Callable
            2/1/04 @ 102.........................................       489,330
    250,000 Wayne County, North Carolina, 4.80%, 4/1/02..........       253,173
    500,000 Wayne County, North Carolina, 4.80%, 4/1/03..........       506,590
    500,000 Wilkes County, North Carolina, 5.00%, 6/1/01, AMBAC..       507,325
    500,000 Wilkes County, North Carolina, 5.00%, 6/1/02, AMBAC..       509,720
    500,000 Wilkes County, North Carolina, 5.30%, 6/1/08,
            Callable 6/1/03 @ 102................................       512,890
    850,000 Wilmington, North Carolina, 5.00%, 4/1/10, FGIC......       849,312
    350,000 Winston-Salem, North Carolina, 6.25%, 4/1/07,
            Callable 4/1/02 @ 102................................       372,754
                                                                    -----------
                                                                     57,571,093
                                                                    -----------
 Health Care Bonds (8.4%):
    245,000 Charlotte-Mecklenberg Hospital Authority, North
            Carolina, Health Care System Revenue, 5.70%, 1/1/01..       249,692
    200,000 Charlotte-Mecklenburg Hospital Authority, North
            Carolina, Health Care System Revenue, 5.70%, 1/1/01..       203,756
    185,000 Charlotte-Mecklenburg Hospital Authority, North
            Carolina, Health Care System Revenue, 5.90%, 1/1/02..       191,479
    110,000 Charlotte-Mecklenburg Hospital Authority, North
            Carolina, Health Care System Revenue, 6.00%, 1/1/03,
            Pre Refunded 1/1/02 @ 102............................       116,086
    190,000 Charlotte-Mecklenburg Hospital Authority, North
            Carolina, Health Care System Revenue, 6.00%, 1/1/03,
            Callable 1/1/02 @ 102................................       198,928
  1,000,000 Cumberland County North Carolina Hospital Authority,
            4.30%, 10/1/05.......................................       957,380
  1,000,000 New Hanover County Hospital, North Carolina, 5.25%,
            10/1/12, Callable 10/1/09 @ 101......................       987,950
    500,000 North Carolina Medical Care Community, Hospital
            Revenue, 5.10%, 11/1/09, Callable 11/1/07 @ 100,
            AMBAC................................................       502,940
  1,000,000 North Carolina Medical Care Community, Hospital
            Revenue, 5.00%, 10/1/10, Callable 10/1/07 @ 102,
            MBIA.................................................       990,830
    500,000 North Carolina Medical Care, Common Health Care
            Revenue, 5.00%, 10/1/08..............................       500,360
  1,000,000 North Carolina, Medical Care, 5.00%, 6/1/17, Callable
            6/1/08 @ 101.........................................       908,100
  1,000,000 Pitt County, North Carolina, Memorial Hospital
            Revenue, 5.50%, 12/1/15, Callable 12/1/05 @ 102......       999,630
    250,000 University of North Carolina, Chapel Hill Hospital
            Revenue, 5.05%, 2/15/09, Callable 2/15/06 @ 102 .....       249,985
                                                                    -----------
                                                                      7,057,116
                                                                    -----------
 Housing Bonds (1.6%):
  1,000,000 Centennial Authority, North Carolina, Hotel Tax
            Revenue Arena, 5.00%, 9/1/11, Callable 9/1/07 @ 102,
            FSA..................................................       973,700
    250,000 Centennial Authority, North Carolina, Hotel Tax
            Revenue Arena, 5.00%, 9/1/12, Callable 9/1/07 @ 102,
            FSA..................................................       242,355
    115,000 North Carolina Housing Finance Agency, 6.35%, 9/1/04,
            Callable 9/1/02 @ 102................................       118,872
                                                                    -----------
                                                                      1,334,927
                                                                    -----------
 Misc. Materials & Commodities (1.2%):
  1,000,000 Puerto Rico Finance Agency, 5.25%, 7/1/10, Callable
            7/1/07 @ 101.5, FSA..................................     1,022,130
                                                                    -----------
 Utility Bonds (14.9%):
    500,000 Asheville, North Carolina, Water System Revenue,
            5.30%, 8/1/09, Callable 8/1/06 @ 102, FGIC...........       510,575
  1,500,000 Asheville, North Carolina, Water System Revenue,
            5.63%, 8/1/16, Callable 8/1/06 @ 102, FGIC...........     1,503,495
  1,500,000 Catawba County, North Carolina, 5.50%, 1/1/13,
            Callable 1/1/13 @ 100, AMBAC.........................     1,529,414
    600,000 Charlotte, North Carolina, Water & Sewer, 5.70%,
            2/1/06, Callable 2/1/04 @ 101........................       633,906
    500,000 Charlotte, North Carolina, Water & Sewer, 5.60%,
            5/1/17, Callable 5/1/06 @ 102........................       532,870

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                       NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
                  Schedule of Portfolio Investments, Continued
                               September 30, 1999

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------  -----------------------------------------------------   -----------

 Municipal Bonds, continued:
 Utility Bonds, continued:
 $1,000,000 Charlotte, North Carolina, Water & Sewer, 5.60%,
            5/1/21, Callable 5/1/06 @ 102........................   $ 1,065,740
  1,000,000 Charlotte, North Carolina, Water & Sewer, 5.25%,
            12/1/21, Callable 12/1/06 @ 102......................       931,780
  1,000,000 Durham, North Carolina, Water & Sewer, 5.00%, 6/1/14,
            Callable 6/1/08 @ 101................................       948,100
  1,000,000 Gastonia, North Carolina, 5.00%, 5/1/10, MBIA........       991,850
    305,000 Gastonia, North Carolina, Comb Utilities Revenue,
            5.00%, 5/1/08, MBIA..................................       306,467
    500,000 Lincolnton, North Carolina, Enterprise System
            Revenue, Water & Sewer Improvement, 5.10%, 5/1/09,
            Callable 11/1/06 @ 102, MBIA.........................       503,955
    915,000 North Carolina State Clean Water, 5.00%, 6/1/13,
            Callable 6/1/09 @ 102................................       887,614
  1,000,000 North Carolina, Eastern Power Agency, 5.00%, 1/1/17..       926,780
    325,000 North Carolina, Municipal Power Agency, No. 1,
            Catawba Electric Revenue, 5.00%, 1/1/20..............       298,945
  1,025,000 Winston-Salem, North Carolina, Water & Sewer, 5.00%,
            6/1/12, Callable 6/1/07 @ 102........................       996,813
                                                                    -----------
                                                                     12,568,304
                                                                    -----------
   Total Municipal Bonds                                             82,269,758
                                                                    -----------
 Investment Companies (0.8%):
    641,944 Federated Municipal Obligations Fund.................       641,944
                                                                    -----------
   Total Investment Companies                                           641,944
                                                                    -----------
   Total Investments (Cost $83,328,569)(a)--98.6%                    82,911,702
   Other assets in excess of liabilities--1.4%                        1,195,791
                                                                    -----------
   TOTAL NET ASSETS--100.0%                                         $84,107,493
                                                                    ===========

----
(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

                 Unrealized apprecia-
                 tion...................  $ 1,013,450
                 Unrealized deprecia-
                 tion...................   (1,430,316)
                                          -----------
                 Net unrealized depreci-
                 ation..................  $  (416,866)
                                          ===========

AMBAC--AMBAC Indemnity Corporation.
FGIC--Insured by Financial Guaranty Insurance Corporation.
FSA--Insured by Financial Security Assurance.
MBIA--Insured by Municipal Bond Insurance Association.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND
                       Schedule of Portfolio Investments
                               September 30, 1999

  Shares
    or
 Principal                        Security                            Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------

 Municipal Bonds (101.7%):
 Education Bonds (20.7%):
 $350,000  Beaufort County, South Carolina, School District,
           6.75%, 3/1/00.........................................   $   354,344
  250,000  Beaufort County, South Carolina, School District,
           Series B, 5.00%, 3/1/06, Callable 3/1/04 @ 101........       253,065
  250,000  Beaufort County, South Carolina, School Improvements,
           Series B, 5.00%, 2/1/07, SCSDE........................       252,430
  250,000  Cherokee County, South Carolina, School District No.
           1, 5.00%, 3/1/01......................................       253,108
  500,000  Citadel Military College, South Carolina, 5.13%,
           4/1/12, Callable 4/1/06 @ 102.........................       490,775
  500,000  Dorchester County, South Carolina, School District,
           5.15%, 7/1/08, Callable 7/1/03 @ 102..................       505,165
  250,000  Horry County, South Carolina, School District, Series
           A, 5.10%, 3/1/09, Callable 3/1/05 @ 101...............       251,075
  500,000  South Carolina, Educational Facilities Authority,
           Private Nonprofit Institutions, Furman University,
           Project Revenue, Series A, 5.50%, 10/1/16, Callable
           10/1/06 @ 102, MBIA...................................       490,270
  500,000  University of South Carolina, University Revenues,
           5.65%, 6/1/12, Callable 6/1/06 @ 101, MBIA............       510,239
  250,000  York County, South Carolina, School District, Series
           A, 5.00%, 3/1/10, Callable 3/1/06 @ 101, SCSDE........       247,590
                                                                    -----------
                                                                      3,608,061
                                                                    -----------
 General Obligation Bonds (24.8%):
  200,000  Charleston County, South Carolina, 5.50%, 6/1/06,
           Callable 6/1/04 @102..................................       208,824
  500,000  Charleston County, South Carolina, 5.00%, 2/1/08,
           Callable 2/1/05 @ 102.................................       502,405
  500,000  Horry County, South Carolina, 7.00%, 3/1/05, FGIC.....       554,934
  500,000  Horry County, South Carolina, 5.50%, 1/1/12, Callable
           1/1/05 @ 100, FGIC....................................       504,030
  500,000  Lexington & Richland Counties, South Carolina, 5.15%,
           3/1/07, MBIA..........................................       509,545
  500,000  South Carolina State, 5.75%, 3/1/01...................       511,475
  500,000  South Carolina State, Capital Improvements, 5.00%,
           10/01/08, Callable 10/01/07 @ 102.....................       505,055
  250,000  South Carolina State, Public Service Authority
           Revenue, 5.20%, 7/1/04, Callable 1/1/03 @ 102, MBIA...       256,965
  500,000  South Carolina, State Highway, 5.63%, 7/1/09, Callable
           7/1/06 @ 102..........................................       524,420
  250,000  South Carolina, State Institution, 5.00%, 4/1/13,
           Callable 4/1/06 @ 102.................................       242,598
                                                                    -----------
                                                                      4,320,251
                                                                    -----------
 Health Care Bonds (13.2%):
  500,000  Anderson County, South Carolina, Hospital, 5.25%,
           2/1/12, Callable 2/1/03 @ 102, MBIA...................       490,185
  500,000  Charleston County, South Carolina, 5.00%, 8/15/09,
           FSA...................................................       494,220
  235,000  Charleston County, South Carolina, Health Care
           Services, Series A, 5.00%, 8/15/05, FSA...............       237,968
  250,000  Charleston County, South Carolina, Health Care
           Services, Series A, 5.00%, 8/15/12, Callable 8/15/09 @
           101, FSA..............................................       238,780
  300,000  Charleston County, South Carolina, Hospital
           Facilities, 5.50%, 10/1/19, Callable 10/1/02 @ 102,
           MBIA..................................................       299,679
  250,000  Greenville Hospital System, South Carolina, Hospital
           Facilities Revenue, Series A, 5.75%, 5/1/14, Callable
           5/1/06 @ 102..........................................       250,490
  300,000  Lexington County, South Carolina, Health Services,
           5.00%, 11/1/10, Callable 11/1/08 @ 102................       289,347
                                                                    -----------
                                                                      2,300,669
                                                                    -----------
 Pollution Control Bonds (10.2%):
  500,000  Charleston County, South Carolina, Solid Waste, 5.60%,
           1/1/04................................................       520,840
  500,000  Darlington County, South Carolina, Pollution Control,
           6.60%, 11/1/10, Callable 11/1/02 @ 103, MBIA..........       540,115
  500,000  Georgetown County, South Carolina, Pollution Control,
           5.13%, 2/1/12.........................................       466,585
  250,000  Oconee County, South Carolina, Pollution Revenue,
           5.80%, 4/1/14, Callable 4/1/03 @ 102 (c)..............       252,105
                                                                    -----------
                                                                      1,779,645
                                                                    -----------

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                       SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND
                  Schedule of Portfolio Investments, Continued
                               September 30, 1999

  Shares
    or
 Principal                        Security                            Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------

 Municipal Bonds, continued:
 Transportation Bonds (8.7%):
 $300,000  South Carolina State, State Highway, Series B, 5.63%,
           7/1/13, Callable 1/1/06 @ 102.........................   $   306,729
  700,000  South Carolina Transportation Infrastructure, 5.25%,
           10/1/08, AMBAC........................................       715,617
  250,000  South Carolina, Highway Improvements, Series A, 5.00%,
           10/1/07, MBIA.........................................       252,628
  250,000  South Carolina, Highway Improvements, Series A, 5.00%,
           10/1/08, MBIA.........................................       251,080
                                                                    -----------
                                                                      1,526,054
                                                                    -----------
 Utility Bonds (24.1%):
  200,000  Camden, South Carolina, Public Utility Revenue, 5.50%,
           3/1/22, Callable 3/1/07 @ 102.........................       193,490
  250,000  Charleston, South Carolina, Waterworks & Sewer, 5.25%,
           1/1/10, Callable 1/1/09 @ 101.........................       252,548
  250,000  Charleston, South Carolina, Waterworks & Sewer, 5.13%,
           1/1/12................................................       246,960
  500,000  Columbia, South Carolina, Waterworks & Sewer Systems,
           5.70%, 2/1/10.........................................       525,059
  500,000  Greenville, South Carolina, Waterworks, 5.30%, 2/1/14,
           Callable 2/1/07 @ 102.................................       491,980
  250,000  Myrtle Beach, South Carolina, Water & Sewer, 5.10%,
           3/1/08, Callable 3/1/05 @ 102.........................       252,450
  200,000  Piedmont, Municipal Power Revenue, 5.50%, 1/1/13,
           MBIA(c)...............................................       203,566
  500,000  South Carolina State Public Authority, Series A,
           5.38%, 1/1/04, MBIA(b)................................       515,945
  500,000  South Carolina State Public Service, 5.50%, 1/1/09,
           MBIA(b)...............................................       515,310
  500,000  Western Region, South Carolina, Sewer Authority,
           5.50%, 3/1/10, Callable 3/1/03 @ 102, FGIC............       509,815
  500,000  Winnsboro, South Carolina, Utility, 5.25%, 8/15/10,
           MBIA..................................................       506,585
                                                                    -----------
                                                                      4,213,708
                                                                    -----------
   Total Municipal Bonds                                             17,748,388
                                                                    -----------
 Investment Companies (3.4%):
  589,371  Federated Municipal Obligations Fund(c)...............       589,371
                                                                    -----------
   Total Investment Companies                                           589,371
                                                                    -----------
   Total Investments (Cost $18,660,597)(a)--105.1%                   18,337,759
   Liabilities in excess of other assets--(5.1)%                      (882,653)
                                                                    -----------
   TOTAL NET ASSETS--100.0%                                         $17,455,106
                                                                    ===========

----
(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

               Unrealized appreciation..  $  49,256
               Unrealized depreciation..   (372,094)
                                          ---------
               Net unrealized deprecia-
               tion.....................  $(322,838)
                                          =========

(b) Represents security purchased on a when-issued basis. At September 30, 1999, total cost of investments purchased on a when-issued basis was $1,031,630.
(c) At September 30, 1999, all or part of this security was pledged as collateral for securities purchased on a when-issued basis.
AMBAC--AMBAC Indemnity Corporation.
FGIC--Insured by Financial Guaranty Insurance Corporation
FSA--Insured by Financial Security Assurance
MBIA--Insured by Municipal Bond Insurance Association
SCSDE--South Carolina School District Enhancement
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

VIRGINIA INTERMEDIATE TAX-FREE FUND
                       Schedule of Portfolio Investments
                               September 30, 1999

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------  -----------------------------------------------------   -----------

 Municipal Bonds (98.7%):
 Correctional Facility Improvements (3.1%):
 $1,500,000 Big Stone Gap, 5.25%, 9/1/10, Callable 9/1/05 @ 102..   $ 1,502,820
  1,000,000 Blue Ridge Regional Jail, 5.20%, 12/1/17, Callable
            12/1/07 @ 102, MBIA..................................       936,060
                                                                    -----------
                                                                      2,438,880
                                                                    -----------
 Education Bonds (18.8%):
    770,000 Hampton Medical College Series 91A, 6.40%, 11/15/03,
            Callable 11/15/01 @ 102..............................       805,443
    810,000 Hampton Medical College Series 91A, 6.50%, 11/15/04,
            Callable 11/15/01 @ 102..............................       854,842
    330,000 Hampton Medical College Series 91B, 6.40%, 11/15/03,
            Prerefunded 11/15/01 @ 102...........................       350,622
    355,000 Hampton Medical College Series 91B, 6.50%, 11/15/04,
            Prerefunded 11/15/01 @ 102...........................       377,898
  1,000,000 Virginia College Building Authority, 5.25%, 8/1/13,
            Callable 8/1/06 @ 102................................       983,520
  2,000,000 Virginia College Building Authority, 5.00%, 9/1/14,
            Callable 9/1/07 @ 101................................     1,887,340
  1,000,000 Virginia Polytechnic Institute & State University,
            5.50%, 6/1/16, Callable 6/1/06 @ 102.................       984,910
  1,000,000 Virginia State Public School Authority, 6.13.%,
            1/1/03, Callable 1/1/02 @ 102........................     1,052,750
  1,000,000 Virginia State Public School Authority, 6.25%,
            1/1/04, Callable 1/1/02 @ 102........................     1,055,760
  1,125,000 Virginia State Public School Authority, 5.00%,
            8/1/11, Callable 8/1/07 @ 101........................     1,109,126
  2,000,000 Virginia State Public School Authority, 5.00%,
            8/1/13, Callable 8/1/05 @ 102........................     1,928,239
  1,050,000 Virginia University, 5.00%, 6/1/06...................     1,067,787
  1,000,000 Virginia University, 5.00%, 6/1/08...................     1,007,630
  1,500,000 Winchester Virginia Education Authority, 5.00%,
            10/1/12, Callable 10/1/08 @ 102, MBIA................     1,452,630
                                                                    -----------
                                                                     14,918,497
                                                                    -----------
 General Obligation Bonds (36.1%):
  1,000,000 Arlington County, Virginia, 5.00%, 6/1/07............     1,017,130
  1,000,000 Arlington County, Virginia, 5.13%, 6/1/11, Callable
            6/1/09 @ 100.........................................     1,002,570
  1,000,000 Arlington County, Virginia, 5.00%, 10/1/12, Callable
            10/1/08 @ 101........................................       983,120
  1,800,000 Arlington County, Virginia, 5.10%, 6/1/15, Callable
            6/1/07 @ 101.5.......................................     1,735,326
  1,000,000 City of Portsmouth, Virginia, 5.00%, 8/1/17, Callable
            8/1/07 @ 101, FGIC...................................       921,130
  1,155,000 Fairfax County, Virginia, 5.25%, 6/1/09, Callable
            6/1/04 @ 102.........................................     1,175,051
  3,000,000 Fairfax County, Virginia, 5.00%, 6/1/10, Callable
            6/1/05 @ 102.........................................     2,992,440
  1,100,000 Fairfax County, Virginia, 5.00%, 6/1/14, Callable
            6/1/06 @ 102.........................................     1,053,580
  1,000,000 Loudoun County, Virginia, 5.00%, 12/1/05.............     1,022,290
  1,000,000 Newport News, Virginia, 5.00%, 1/15/07...............     1,011,500
  1,000,000 Newport News, Virginia, 5.20%, 1/1/13, Callable
            1/1/04 @ 102.........................................       984,130
  1,000,000 Norfolk, Virginia, 5.00%, 7/1/02, FGIC...............     1,019,750
  1,000,000 Norfolk, Virginia, 5.20%, 6/1/07, Callable 6/1/04 @
            101..................................................     1,017,100
  1,500,000 Norfolk, Virginia, 5.00%, 7/1/14, Callable 7/1/08 @
            101, FGIC............................................     1,429,125
  1,000,000 Petersburg, Virginia, 5.25%, 1/15/15, Callable
            1/15/07 @ 102, FGIC..................................       977,320
  1,000,000 Prince William County, Virginia, 5.13%, 8/1/13,
            Callable 8/1/05 @ 100................................       979,180
  1,500,000 Richmond, Virginia, Series B, 5.13%, 1/15/12,
            Callable 1/15/06 @ 102, FGIC.........................     1,481,715
  1,000,000 Roanoke, Virginia, 5.00%, 8/1/10, Callable 8/1/06 @
            102..................................................       994,150
  1,000,000 Roanoke, Virginia, 5.00%, 8/1/12, Callable 8/1/09 @
            102..................................................       974,970
  1,500,000 Suffolk, Virginia Public Improvement, 5.00%, 12/1/15,
            Callable 12/1/07 @ 102, AMBAC........................     1,418,700
  1,500,000 Virginia Beach, 6.40%, 8/1/04, Prerefunded 8/1/01 @
            102..................................................     1,586,655
  1,000,000 Virginia Beach, 5.25%, 8/1/06........................     1,031,180

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                             VIRGINIA INTERMEDIATE TAX-FREE FUND
                  Schedule of Portfolio Investments, Continued
                               September 30, 1999

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------  -----------------------------------------------------   -----------

 Municipal Bonds, continued:
 General Obligation Bonds, continued:
 $1,000,000 Virginia State, 5.00%, 6/1/10, Callable 6/1/07 @
            100..................................................   $ 1,000,560
    845,000 Washington DC, 7.25%, 6/1/01, Prerefunded 6/1/00 @
            102, AMBAC...........................................       877,397
                                                                    -----------
                                                                     28,686,069
                                                                    -----------
 Health Care Bonds (9.0%):
    250,000 Henrico County, Virginia Industrial Development
            Authority, 5.40%, 8/15/02............................       257,078
    300,000 Henrico County, Virginia Industrial Development
            Authority, 5.50%, 8/15/03, Callable 8/15/02 @ 102....       310,866
    270,000 Henrico County, Virginia Industrial Development
            Authority, 5.60%, 8/15/04, Callable 8/15/02 @ 102....       282,015
    790,000 Henrico, Virginia, Bon Secour Industrial Development
            Authority, 5.30%, 8/15/07, Callable 8/15/06 @ 102....       805,737
  1,000,000 Lynchburg, Virginia Industrial Development Authority,
            Healthcare Facility, 5.38%, 1/1/13, Callable 1/1/08
            @ 101................................................       969,960
  1,000,000 Norfolk, Virginia, Industrial Development Authority,
            5.00%, 8/15/12, Callable 8/15/07 @ 102, MBIA.........       952,460
  1,000,000 Virginia Beach Development Authority Health Care,
            5.25%, 11/1/09, Callable 11/1/08 @ 101, MBIA.........     1,004,620
  1,000,000 Virginia Beach Hospital Authority, 6.60%, 11/1/09,
            Prerefunded 11/1/01 @ 102............................     1,065,750
  1,500,000 Winchester Hospital, Virginia, 5.25%, 1/1/06,
            Callable 1/1/04 @ 102, AMBAC.........................     1,528,679
                                                                    -----------
                                                                      7,177,165
                                                                    -----------
 Housing Bonds (14.4%):
  1,000,000 Chesapeake Court House Project, Virginia, 5.25%,
            6/1/17, Callable 6/1/07 @ 102, MBIA..................       939,620
    500,000 Virginia Housing Development Authority, 5.60%,
            11/1/06, Callable 5/1/05 @ 102.......................       509,745
  1,000,000 Virginia Housing Development Authority Series 1,
            5.70%, 7/1/00........................................     1,010,120
  2,245,000 Virginia Housing Development Authority Series 1,
            5.90%, 7/1/02........................................     2,295,580
    540,000 Virginia Housing Development Authority Series D,
            5.60%, 1/1/06, Callable 1/1/04 @ 102.................       546,901
  1,000,000 Virginia Public Building Authority, 5.20%, 8/1/03,
            Callable 8/1/02 @ 101................................     1,027,180
  1,500,000 Virginia Public Building Authority, 5.10%, 8/1/07,
            Callable 8/1/05 @ 101................................     1,524,105
  1,525,000 Virginia State Building Authority, 5.63%, 8/1/02.....     1,578,726
  1,000,000 Virginia State Building Authority, 5.38%, 8/1/07,
            Callable 8/1/03 @ 101................................     1,026,340
  1,000,000 Virginia State Publishing Building Authority, 5.00%,
            8/1/10, Callable 8/1/05 @ 101........................       990,040
                                                                    -----------
                                                                     11,448,357
                                                                    -----------
 Misc. Materials & Commodities (1.3%):
  1,000,000 Puerto Rico Finance Agency, 5.25%, 7/1/10, Callable
            7/1/07 @ 101.5, FSA..................................     1,022,130
                                                                    -----------
 Transportation Bonds (12.2%):
  2,000,000 Chesapeake Bay Bridge & Tunnel, Virginia, 5.50%,
            7/1/06, Callable 7/1/05 @ 102, FGIC..................     2,089,160
    750,000 Metropolitan Washington Airport, 7.10%, 10/1/01,
            Callable 10/1/00 @ 102, FGIC.........................       785,348
  1,000,000 Metropolitan Washington Airport, 6.40%, 10/1/04,
            Callable 10/1/02 @ 102, MBIA.........................     1,066,230
  1,350,000 Virginia Commonwealth, 5.13%, 5/15/19, Callable
            5/15/07 @ 101........................................     1,247,225
  1,500,000 Virginia State Transportation Board, 5.13%, 5/15/13,
            Callable 5/15/06 @ 101...............................     1,454,985
  3,000,000 Virginia State Transportation Series A, 5.25%,
            7/1/10, Callable 7/1/03 @ 102........................     3,036,839
                                                                    -----------
                                                                      9,679,787
                                                                    -----------

                                   Continued

                              [LOGO OF BB&T FUNDS]

VIRGINIA INTERMEDIATE TAX-FREE FUND
                  Schedule of Portfolio Investments, Continued
                               September 30, 1999

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------  -----------------------------------------------------   -----------

 Municipal Bonds, continued:
 Utility Bonds (3.8%):
 $1,000,000 Fairfax County, Virginia, Water Authority, 5.00%,
            4/1/21, Callable 4/1/17 @ 100........................   $   912,710
  1,200,000 Leesburg Utility System, Virginia, 5.13%, 7/1/17,
            Callable 7/1/07 @ 102, MBIA..........................     1,122,324
  1,000,000 Spotsylvania County, Virginia, 5.25%, 6/1/13,
            Callable 6/1/07 @ 102, MBIA..........................       983,660
                                                                    -----------
                                                                      3,018,694
                                                                    -----------
   Total Municipal Bonds                                             78,389,579
                                                                    -----------
 Investment Companies (0.3%):
    263,542 Federated Municipal Obligations Fund.................       263,542
                                                                    -----------
   Total Investment Companies                                           263,542
                                                                    -----------
   Total Investments (Cost $79,328,251)(a)--99.0%                    78,653,121
   Other assets in excess of liabilities--1.0%                          774,335
                                                                    -----------
   TOTAL NET ASSETS--100.0%                                         $79,427,456
                                                                    ===========

----
(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

               Unrealized apprecia-
               tion...................  $   807,122
               Unrealized deprecia-
               tion...................   (1,482,252)
                                        -----------
               Net unrealized depreci-
               ation..................  $  (675,130)
                                        ===========

AMBAC--AMBAC Indemnity Corp.
FGIC--Insured by Financial Guaranty Insurance Corp.
FSA--Insured by Financial Security Assurance
MBIA--Insured by Municipal Bond Insurance Association
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                                    GROWTH AND INCOME STOCK FUND
                       Schedule of Portfolio Investments
                               September 30, 1999

  Shares
    or
 Principal                        Security                            Market
  Amount                        Description                            Value
 --------- -----------------------------------------------------   -------------
 Common Stocks (95.8%):
 Aerospace/Defense (5.2%):
  191,600  Lockheed Martin Corp.(b).............................   $   6,262,925
  159,000  Parker Hannifin Corp.(b).............................       7,125,188
  106,700  Raytheon Co.-Class A.................................       5,174,950
  104,000  Raytheon Co.-Class B(b)..............................       5,161,000
                                                                   -------------
                                                                      23,724,063
                                                                   -------------
 Apparel (0.6%):
   93,200  V. F. Corp. .........................................       2,889,200
                                                                   -------------
 Automobiles & Trucks (0.9%):
   79,815  Ford Motor Co. ......................................       4,005,715
                                                                   -------------
 Banking & Finance (6.1%):
   79,560  J.P. Morgan & Co.(b).................................       9,089,729
   86,058  Old Kent Financial Corp. ............................       3,194,903
  235,200  Pacific Century Financial Corp. .....................       4,806,900
  135,000  U.S. Bancorp(b)......................................       4,075,313
   84,700  Wachovia Corp. ......................................       6,659,538
                                                                   -------------
                                                                      27,826,383
                                                                   -------------
 Beverages (1.4%):
   93,905  Anheuser-Busch Cos. .................................       6,579,219
                                                                   -------------
 Business Equipment & Services (2.8%):
  309,700  Harris Corp.(b)......................................       8,555,463
   72,300  Pitney Bowes, Inc. ..................................       4,405,781
                                                                   -------------
                                                                      12,961,244
                                                                   -------------
 Chemicals (1.1%):
  178,000  Air Products & Chemicals, Inc. ......................       5,173,125
                                                                   -------------
 Computer Software (3.6%):
   89,000  Adobe Systems, Inc.(b)...............................      10,101,500
  105,000  Computer Associates International, Inc.(b)...........       6,431,250
                                                                   -------------
                                                                      16,532,750
                                                                   -------------
 Computers (4.9%):
  138,000  Hewlett-Packard Co.(b)...............................      12,696,000
   79,800  IBM Corp.(b).........................................       9,685,725
                                                                   -------------
                                                                      22,381,725
                                                                   -------------
 Consumer Goods & Services (3.7%):
  240,100  American Greetings Corp.(b)..........................       6,182,575
  203,000  Kimberly-Clark Corp. ................................      10,657,500
                                                                   -------------
                                                                      16,840,075
                                                                   -------------

  Shares
    or
 Principal                        Security                            Market
  Amount                        Description                            Value
 --------- -----------------------------------------------------   -------------
 Common Stocks, continued:
 Containers (0.8%):
  153,725  Sonoco Products Co. .................................   $   3,506,852
                                                                   -------------
 Electrical Equipment (2.3%):
  164,370  Emerson Electric(b)..................................      10,386,129
                                                                   -------------
 Electronic Components (1.7%):
  185,600  Avnet, Inc.(b).......................................       7,795,200
                                                                   -------------
 Electronic Instruments (1.3%):
  174,850  Tektronix, Inc. .....................................       5,857,475
                                                                   -------------
 Engineering (0.8%):
   87,000  Fluor Corp.(b).......................................       3,501,750
                                                                   -------------
 Food & Related (5.6%):
  251,000  Bob Evans Farms(b)...................................       5,114,125
  223,800  Dole Food Co.(b).....................................       4,252,200
  507,400  SUPERVALU, Inc. .....................................      11,067,662
  215,000  Universal Foods Corp. ...............................       4,931,563
                                                                   -------------
                                                                      25,365,550
                                                                   -------------
 Forest & Paper Products (1.7%):
  130,900  Weyerhaeuser Co.(b)..................................       7,543,113
                                                                   -------------
 Household--Major Appliances (1.2%):
   84,200  Whirlpool Corp. .....................................       5,499,313
                                                                   -------------
 Household Products/Wares (1.5%):
   99,107  Unilever N.V. .......................................       6,751,664
                                                                   -------------
 Insurance (6.1%):
  113,000  Aetna Services, Inc.(b)..............................       5,565,250
  112,762  AON Corp. ...........................................       3,333,527
  199,400  Lincoln National Corp. ..............................       7,489,962
  256,800  SAFECO Corp.(b)......................................       7,190,399
  163,000  St. Paul Cos., Inc.(b)...............................       4,482,500
                                                                   -------------
                                                                      28,061,638
                                                                   -------------
 Leisure Time Industries (1.3%):
  284,525  Hasbro, Inc.(b)......................................       6,099,505
                                                                   -------------
 Machinery & Equipment (1.1%):
  158,500  Trinity Industries...................................       4,893,688
                                                                   -------------
 Manufacturing (0.8%):
   49,000  Eastman Kodak Co. ...................................       3,696,438
                                                                   -------------
 Materials (1.3%):
   84,700  Corning, Inc.(b).....................................       5,807,244
                                                                   -------------

                                   Continued

                              [LOGO OF BB&T FUNDS]

GROWTH AND INCOME STOCK FUND
                  Schedule of Portfolio Investments, Continued
                               September 30, 1999

  Shares
    or
 Principal                        Security                            Market
  Amount                        Description                            Value
 --------- -----------------------------------------------------   -------------
 Common Stocks, continued:
 Media (2.9%):
  224,000  Banta Corp. .........................................   $   4,998,000
  156,400  Media General, Inc. .................................       8,015,500
                                                                   -------------
                                                                      13,013,500
                                                                   -------------
 Medical Equipment & Supplies (6.8%):
  142,000  Bausch & Lomb(b).....................................       9,363,124
  144,300  Johnson & Johnson(b).................................      13,257,562
  291,000  Mallinckrodt, Inc. ..................................       8,784,563
                                                                   -------------
                                                                      31,405,249
                                                                   -------------
 Office Equipment & Services (0.4%):
   40,000  Xerox Corp. .........................................       1,677,500
                                                                   -------------
 Petroleum (5.0%):
  140,000  Ashland, Inc.(b).....................................       4,707,500
  101,030  Chevron Corp. .......................................       8,966,413
  187,200  Phillips Petroleum Co. ..............................       9,126,000
                                                                   -------------
                                                                      22,799,913
                                                                   -------------
 Petroleum--International (1.2%):
   93,600  Royal Dutch Petroleum Co.--NY Shares(b)..............       5,528,250
                                                                   -------------
 Pharmaceuticals (3.8%):
  236,000  Abbott Laboratories(b)...............................       8,673,000
   75,480  Bristol-Myers Squibb Co. ............................       5,094,900
   80,400  Schering-Plough Corp. ...............................       3,507,450
                                                                   -------------
                                                                      17,275,350
                                                                   -------------
 Publishing (1.0%):
  110,000  Houghton Mifflin Co. ................................       4,468,750
                                                                   -------------
 Railroad (0.5%):
   56,000  CSX Corp.(b).........................................       2,373,000
                                                                   -------------
 Retail (1.4%):
  170,250  May Department Stores Co. ...........................       6,203,484
                                                                   -------------
 Retail--Food Stores (0.8%):
   97,020  Albertson's, Inc. ...................................       3,838,354
                                                                   -------------
 Security Brokers & Dealers (1.4%):
  237,762  Edwards (A.G.), Inc. ................................       6,270,973
                                                                   -------------
 Telecommunications (0.6%):
   55,500  BCE, Inc. ...........................................       2,764,594
                                                                   -------------

   Shares
     or
  Principal                        Security                           Market
   Amount                        Description                           Value
  ---------  ---------------------------------------------------   -------------
 Common Stocks, continued:
 Tobacco (1.8%):
     110,290 Philip Morris, Inc. ...............................   $   3,770,539
     147,600 UST, Inc. .........................................       4,455,675
                                                                   -------------
                                                                       8,226,214
                                                                   -------------
 Transportation--Marine (0.6%):
     120,500 Alexander & Baldwin................................       2,876,938
                                                                   -------------
 Utilities--Electric (2.2%):
     298,500 New Century Energies, Inc. ........................       9,981,094
                                                                   -------------
 Utilities--Gas & Pipeline (0.8%):
     100,800 NICOR, Inc. .......................................       3,748,500
                                                                   -------------
 Utilities--Telephone (6.8%):
     254,122 AT&T Corp.(b)......................................      11,054,307
     254,400 SBC Communications, Inc. ..........................      12,990,299
     136,400 Sprint Corp.(b)....................................       7,399,700
                                                                   -------------
                                                                      31,444,306
                                                                   -------------
 Total Common Stocks                                                 437,575,027
                                                                   -------------
 U.S. Government Agencies (2.2%):
 Federal Farm Credit Bank (2.2%):
 $10,000,000 0.00%, 11/8/99*....................................       9,945,400
                                                                   -------------
 Total U.S. Government Agencies                                        9,945,400
                                                                   -------------
 Investment Companies (2.2%):
   9,817,335 Federated Government Obligation Fund...............       9,817,335
                                                                   -------------
 Total Investment Companies                                            9,817,335
                                                                   -------------
 Short Term Securities Purchased with Securities Lending Collateral (27.2%):
 Commercial Paper (5.4%):
  15,000,000 CSX Corporation, 5.44%, 11/12/99...................      14,864,000
  10,000,000 Tyco, 5.35%, 10/4/99...............................       9,910,833
                                                                   -------------
                                                                      24,774,833
                                                                   -------------
 Investment Companies (2.5%):
  11,287,870 AIM Liquid Asset Money Market Fund.................      11,287,870
                                                                   -------------

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                                    GROWTH AND INCOME STOCK FUND
                  Schedule of Portfolio Investments, Continued
                               September 30, 1999

   Shares
     or
  Principal                       Security                          Market
   Amount                       Description                          Value
  ---------  -------------------------------------------------   -------------
 Short Term Securities Purchased with Securities Lending Collateral, continued:
 Repurchase Agreements (19.3%):
 $50,000,000 Lehman Brothers Triparty Agreement, 5.65%,
             10/1/99, (See Significant Accounting Policies,
             Lending Portfolio Securities in the Notes to
             Financial Statements for collateral
             description).....................................   $  50,000,000
  38,000,000 Lehman Brothers Triparty Agreement, 5.80%,
             10/1/99, (See Significant Accounting Policies,
             Lending Portfolio Securities in the Notes to
             Financial Statements for collateral
             description).....................................      38,000,000
                                                                 -------------
                                                                    88,000,000
                                                                 -------------
 Total Short Term Securities Purchased with Securities Lending
 Collateral                                                        124,062,703
                                                                 -------------
 Total Investments
 (Cost $467,639,832)(a)--127.4%                                    581,400,465
 Liabilities in excess of other assets--(27.4)%                   (124,885,264)
                                                                 -------------
 TOTAL NET ASSETS--100.0%                                        $ 456,515,201
                                                                 =============

----
 * Represents Discount Note.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $6,000. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

               Unrealized apprecia-
               tion...................  $135,762,157
               Unrealized deprecia-
               tion...................   (22,007,524)
                                        ------------
               Net unrealized appreci-
               ation..................  $113,754,633
                                        ============

(b) All or part of this security has been loaned at September 30, 1999.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

BALANCED FUND
                       Schedule of Portfolio Investments
                               September 30, 1999

  Shares
    or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks (55.8%):
 Aerospace/Defense (1.7%):
  24,500   Lockheed Martin Corp. ................................   $    800,844
  26,300   Parker Hannifin Corp.(c)..............................      1,178,569
   4,500   Raytheon Co.--Class A.................................        218,250
  10,000   Raytheon Co.--Class B.................................        496,250
                                                                    ------------
                                                                       2,693,913
                                                                    ------------
 Apparel (0.6%):
  32,000   V. F. Corp. ..........................................        992,000
                                                                    ------------
 Automobiles & Trucks (0.8%):
  26,000   Ford Motor Co. .......................................      1,304,875
                                                                    ------------
 Banking & Finance (2.9%):
  35,000   Bank One Corp. .......................................      1,218,438
  14,300   J.P. Morgan & Co. ....................................      1,633,775
  24,000   Wachovia Corp. .......................................      1,887,000
                                                                    ------------
                                                                       4,739,213
                                                                    ------------
 Beverages (1.5%):
  34,000   Anheuser-Busch Cos. ..................................      2,382,125
                                                                    ------------
 Business Equipment & Services (0.9%):
  52,000   Harris Corp. .........................................      1,436,500
                                                                    ------------
 Chemicals (0.9%):
  25,000   Air Products & Chemicals, Inc. .......................        726,563
  21,000   Vulcan Materials Co. .................................        769,125
                                                                    ------------
                                                                       1,495,688
                                                                    ------------
 Chemicals--Plastics (0.2%):
  17,900   Schulman (A.), Inc. ..................................        309,894
                                                                    ------------
 Computer Software (2.1%):
  26,000   Adobe Systems, Inc. ..................................      2,950,999
   3,750   Computer Associates International, Inc. ..............        229,688
   3,000   Computer Sciences Corp.(b)............................        210,938
                                                                    ------------
                                                                       3,391,625
                                                                    ------------
 Computers (3.4%):
   3,750   Electronic Data Systems Corp. ........................        198,516
  27,000   Hewlett-Packard Co. ..................................      2,484,000
  25,600   IBM Corp. ............................................      3,107,199
                                                                    ------------
                                                                       5,789,715
                                                                    ------------
 Containers (0.4%):
  30,000   Sonoco Products Co. ..................................        684,375
                                                                    ------------

  Shares
    or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued:
 Diversified Products (0.2%):
   5,000   E.I. duPont de Nemours Co. ...........................   $    304,375
                                                                    ------------
 Electrical & Electronic (1.3%):
  18,500   Honeywell, Inc. ......................................      2,059,281
                                                                    ------------
 Electrical Equipment (0.6%):
  16,300   Emerson Electric......................................      1,029,956
                                                                    ------------
 Electronic Components (1.7%):
  34,000   Avnet, Inc. ..........................................      1,428,000
  18,000   Intel Corp. ..........................................      1,337,625
                                                                    ------------
                                                                       2,765,625
                                                                    ------------
 Electronic Instruments (1.1%):
  54,000   Tektronix, Inc. ......................................      1,809,000
                                                                    ------------
 Engineering (0.7%):
  27,000   Fluor Corp. ..........................................      1,086,750
                                                                    ------------
 Food & Related (3.2%):
  28,000   Dean Foods Co.(c).....................................      1,219,750
  26,000   Dole Food Co. ........................................        494,000
  32,000   Sara Lee Corp. .......................................        750,000
  80,000   SUPERVALU, Inc. ......................................      1,745,000
  46,000   Universal Foods Corp. ................................      1,055,125
                                                                    ------------
                                                                       5,263,875
                                                                    ------------
 Forest & Paper Products (0.8%):
  23,000   Weyerhaeuser Co. .....................................      1,325,375
                                                                    ------------
 Health Care (0.3%):
  20,000   Columbia HCA Healthcare Corp. ........................        423,750
                                                                    ------------
 Household--Major Appliances (1.1%):
  27,000   Whirlpool Corp. ......................................      1,763,438
                                                                    ------------
 Household Products/Wares (0.4%):
   8,482   Unilever N.V. ........................................        577,836
                                                                    ------------
 Insurance (4.6%):
  12,500   Aetna Services, Inc. .................................        615,625
  27,000   Allstate Corp. .......................................        673,313
  27,500   American General Corp. ...............................      1,737,656
  23,000   Cigna Corp. ..........................................      1,788,249
  20,000   Lincoln National Corp. ...............................        751,250
  22,500   SAFECO Corp. .........................................        630,000
  28,000   St. Paul Cos., Inc. ..................................        770,000
  30,000   Torchmark Corp. ......................................        776,250
                                                                    ------------
                                                                       7,742,343
                                                                    ------------

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                                                   BALANCED FUND
                  Schedule of Portfolio Investments, Continued
                               September 30, 1999

  Shares
    or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------

 Common Stocks, continued:
 Machinery & Equipment (1.3%):
  28,000   Ingersoll-Rand Co. ...................................   $  1,538,250
  20,000   Trinity Industries....................................        617,500
                                                                    ------------
                                                                       2,155,750
                                                                    ------------
 Media (0.6%):
  14,000   Gannett Co., Inc. ....................................        968,625
                                                                    ------------
 Medical Equipment & Supplies (2.7%):
  13,000   Bausch & Lomb.........................................        857,188
  21,500   Johnson & Johnson.....................................      1,975,312
  50,000   Mallinckrodt, Inc. ...................................      1,509,375
                                                                    ------------
                                                                       4,341,875
                                                                    ------------
 Office Equipment & Services (0.9%):
  35,000   Xerox Corp. ..........................................      1,467,813
                                                                    ------------
 Petroleum (3.3%):
  30,500   Ashland, Inc.(c)......................................      1,025,563
  12,000   Mobil Corp. ..........................................      1,208,999
  23,500   Phillips Petroleum Co. ...............................      1,145,625
  12,000   Schlumberger Ltd. ....................................        747,750
  19,000   Texaco, Inc. .........................................      1,199,375
                                                                    ------------
                                                                       5,327,312
                                                                    ------------
 Petroleum--International (0.8%):
  22,000   Royal Dutch Petroleum Co.--NY Shares..................      1,299,375
                                                                    ------------
 Pharmaceuticals (3.1%):
  45,500   Abbott Laboratories...................................      1,672,125
  21,500   Bristol-Myers Squibb Co. .............................      1,451,250
  30,000   Merck & Co., Inc. ....................................      1,944,375
                                                                    ------------
                                                                       5,067,750
                                                                    ------------
 Railroad (0.6%):
  22,000   CSX Corp.(c)..........................................        932,250
                                                                    ------------
 Retail (1.8%):
  20,000   Dayton Hudson Corp. ..................................      1,201,250
  46,000   May Department Stores Co. ............................      1,676,125
                                                                    ------------
                                                                       2,877,375
                                                                    ------------
 Retail--Drug Stores (0.2%):
  20,000   Rite-Aid Corp. .......................................        276,250
                                                                    ------------
 Retail--Food Stores (0.9%):
  37,000   Albertson's, Inc. ....................................      1,463,813
                                                                    ------------

   Shares
     or
 Principal                         Security                            Market
   Amount                        Description                           Value
 ---------  -----------------------------------------------------   ------------

 Common Stocks, continued:
 Security Brokers & Dealers (0.5%):
     29,000 Edwards (A.G.), Inc. ................................   $    764,875
                                                                    ------------
 Tobacco (1.1%):
     32,500 Philip Morris, Inc. .................................      1,111,094
     24,000 UST, Inc. ...........................................        724,500
                                                                    ------------
                                                                       1,835,594
                                                                    ------------
 Transportation--Marine (0.1%):
      9,000 Alexander & Baldwin..................................        214,875
                                                                    ------------
 Utilities--Electric (1.3%):
     18,000 FPL Group, Inc. .....................................        906,750
     40,000 Scana Corp. .........................................        967,500
     10,000 Western Resources, Inc. .............................        213,750
                                                                    ------------
                                                                       2,088,000
                                                                    ------------
 Utilities--Gas & Pipeline (0.6%):
     28,000 NICOR, Inc. .........................................      1,041,250
                                                                    ------------
 Utilities--Telephone (4.6%):
     42,500 AT&T Corp. ..........................................      1,848,750
     42,000 BellSouth Corp. .....................................      1,890,000
     39,000 SBC Communications, Inc. ............................      1,991,436
     36,000 Sprint Corp. ........................................      1,953,000
                                                                    ------------
                                                                       7,683,186
                                                                    ------------
   Total Common Stocks                                                91,177,495
                                                                    ------------
 Corporate Bonds (3.4%):
 Banks (0.8%):
 $1,250,000 Bank One Corp., 6.88%, 8/01/06.......................      1,237,828
                                                                    ------------
 Financial Services (1.7%):
  1,500,000 Ford Motor Credit, 6.70%, 7/16/04....................      1,490,329
  1,500,000 Sears Roebuck Acceptance, 6.00%, 3/20/03.............      1,448,627
                                                                    ------------
                                                                       2,938,956
                                                                    ------------
 Utilities--Telephone (0.9%):
  1,500,000 AT&T Corp., 6.00%, 3/15/09...........................      1,393,716
                                                                    ------------
   Total Corporate Bonds                                               5,570,500
                                                                    ------------

                                   Continued

                              [LOGO OF BB&T FUNDS]

BALANCED FUND
                  Schedule of Portfolio Investments, Continued
                               September 30, 1999

   Shares
     or
 Principal                        Security                            Market
   Amount                        Description                           Value
 ---------  ----------------------------------------------------   -------------
 Pass-through Mortgage Securities (9.8%):
 Federal Home Loan Mortgage Corp. (4.7%):
 $  404,110 7.50%, 7/1/07, Pool # E00108........................   $     411,687
  4,266,859 6.00%, 3/1/13, Pool #E000540........................       4,112,185
  1,344,984 6.00%, 6/1/13, Pool #E00553.........................       1,296,228
  1,934,080 6.00%, 11/1/28, Series C00680.......................       1,803,529
                                                                   -------------
                                                                       7,623,629
                                                                   -------------
 Federal National Mortgage Assoc. (5.1%):
  1,170,698 6.00%, 6/1/03, Pool # 250581........................       1,136,666
  4,707,228 6.50%, 4/1/14, Pool # 323654........................       4,616,003
  1,972,219 7.00% 9/1/14, Pool # 323928.........................       1,970,365
    671,107 7.00%, 4/1/24, Pool # 250005........................         664,181
                                                                   -------------
                                                                       8,387,215
                                                                   -------------
   Total Pass-through Mortgage Securities                             16,010,844
                                                                   -------------
 U.S. Government Agencies (17.7%):
 Federal Farm Credit Bank (1.8%):
  3,000,000 5.92%, 12/29/04.....................................       2,920,539
                                                                   -------------
 Federal Home Loan Bank (3.8%):
  2,000,000 5.13%, 9/15/03......................................       1,918,144
  1,500,000 5.84%, 7/14/08......................................       1,415,943
  3,000,000 5.80%, 9/2/08(c)....................................       2,821,491
                                                                   -------------
                                                                       6,155,578
                                                                   -------------

   Shares
     or
 Principal                         Security                            Market
   Amount                        Description                           Value
 ---------  -----------------------------------------------------   ------------
 U.S. Government Agencies, continued:
 Federal Home Loan Mortgage Corp. (7.4%):
 $3,000,000 5.00%, 1/15/04(c)....................................   $  2,846,676
  6,500,000 6.30%, 6/1/04, Callable 6/1/01 @ 100(c)..............      6,386,790
  3,000,000 5.75%, 4/15/08(c)....................................      2,819,748
                                                                    ------------
                                                                      12,053,214
                                                                    ------------
 Federal National Mortgage Assoc. (4.7%):
  2,000,000 5.13%, 2/13/04(c)....................................      1,903,034
  2,000,000 5.63%, 5/14/04(c)....................................      1,940,182
  4,000,000 6.00%, 5/15/08(c)....................................      3,827,308
                                                                    ------------
                                                                       7,670,524
                                                                    ------------
   Total U.S. Government Agencies                                     28,799,855
                                                                    ------------
 U.S. Treasury Notes (9.7%):
  3,000,000 7.88%, 11/15/04(c)...................................      3,251,250
  4,000,000 7.50%, 2/15/05(c)....................................      4,275,000
  4,000,000 6.50%, 10/15/06(c)...................................      4,088,752
  4,000,000 6.63%, 5/15/07(c)....................................      4,126,252
                                                                    ------------
   Total U.S. Treasury Notes                                          15,741,254
                                                                    ------------
 Investment Companies (3.2%):
  5,193,565 Federated Government Obligations Fund................      5,193,565
                                                                    ------------
   Total Investment Companies                                          5,193,565
                                                                    ------------

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                                                   BALANCED FUND
                  Schedule of Portfolio Investments, Continued
                               September 30, 1999

   Shares
     or
  Principal                     Security                         Market
   Amount                      Description                       Value
  ---------  ----------------------------------------------   ------------

 Short Term Securities Purchased with Securities Lending Collateral
 (23.9%):
 Investment Companies (4.9%):
   7,937,050 AIM Liquid Asset Money Market Fund............   $  7,937,050
                                                              ------------
 Repurchase Agreements (19.0%):
 $25,000,000 Lehman Brothers Triparty Agreement, 5.65%,
             10/1/99, (See Significant Accounting Policies,
             Lending Portfolio Securities in the Notes to
             Financial Statements for collateral
             description)..................................     25,000,000
   6,000,000 Lehman Brothers Triparty Agreement, 5.80%,
             10/1/99, (See Significant Accounting Policies,
             Lending Portfolio Securities in the Notes to
             Financial Statements for collateral
             description)..................................      6,000,000
                                                              ------------
                                                                31,000,000
                                                              ------------
   Total Short Term Securities Purchased with Securities
   Lending Collateral                                           38,937,050
                                                              ------------
   Total Investments
   (Cost $184,008,146)(a)--123.5%                              201,430,563
   Liabilities in excess of other assets--
   (23.5)%                                                     (38,335,044)
                                                              ------------
   TOTAL NET ASSETS--100.0%                                   $163,095,519
                                                              ============

----
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $79,313. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

               Unrealized apprecia-
               tion....................  $25,081,743
               Unrealized deprecia-
               tion....................   (7,738,639)
                                         -----------
               Net unrealized apprecia-
               tion....................  $17,343,104
                                         ===========

(b) Represents non-income producing securities.
(c) All or part of this security has been loaned at September 30, 1999.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

LARGE COMPANY GROWTH FUND
                       Schedule of Portfolio Investments
                               September 30, 1999

                                 Security                              Market
 Shares                        Description                             Value
 ------ ---------------------------------------------------------   ------------
 Common Stocks (94.5%):
 Advertising (1.5%):
 20,000 Omnicom Group............................................   $  1,583,750
                                                                    ------------
 Banks (1.2%):
 21,000 Mellon Bank Corp. .......................................        708,750
 10,000 State Street Corp. ......................................        646,250
                                                                    ------------
                                                                       1,355,000
                                                                    ------------
 Beverages (0.7%):
 15,000 Coca-Cola Co. ...........................................        720,938
                                                                    ------------
 Biotechnology (1.6%):
 22,000 Amgen, Inc.(b)...........................................      1,793,000
                                                                    ------------
 Chemicals (0.9%):
 28,000 Ecolab, Inc. ............................................        955,500
                                                                    ------------
 Commercial Services (1.2%):
 38,000 Paychex, Inc. ...........................................      1,296,750
                                                                    ------------
 Computer--Peripherals (1.4%):
 19,000 Lexmark Intl. Group, Inc.(b).............................      1,529,500
                                                                    ------------
 Computer Software (9.7%):
 36,000 Cisco Systems, Inc.(b)...................................      2,468,250
 40,100 Microsoft Corp.(b).......................................      3,631,555
 44,000 Oracle Corp.(b)..........................................      2,002,000
 40,000 Rational Software Corp,(b)...............................      1,171,250
  7,500 Yahoo!, Inc.(b)..........................................      1,347,188
                                                                    ------------
                                                                      10,620,243
                                                                    ------------
 Computers (8.0%):
 26,000 Dell Computer Corp.(b)...................................      1,087,125
 30,000 EMC Corp.(b).............................................      2,143,125
 20,000 IBM Corp. ...............................................      2,427,500
 33,200 Sun Microsystems, Inc.(b)................................      3,087,599
                                                                    ------------
                                                                       8,745,349
                                                                    ------------
 Cosmetics/Personal Care (0.0%):
  2,000 Avon Products, Inc. .....................................         49,625
                                                                    ------------
 Diversified Products (4.9%):
 28,000 Colgate-Palmolive Co. ...................................      1,281,000
 19,000 E.I. duPont de Nemours Co. ..............................      1,156,625
 24,000 General Electric Co. ....................................      2,845,500
                                                                    ------------
                                                                       5,283,125
                                                                    ------------

                                 Security                              Market
 Shares                        Description                             Value
 ------ ---------------------------------------------------------   ------------
 Common Stocks, continued:
 Electronic Components (8.8%):
 40,000 Intel Corp. .............................................   $  2,972,499
 10,000 Jabil Circuit(b).........................................        495,000
 13,000 Johnson Controls, Inc. ..................................        862,063
 20,000 KLA-Tencor Corp.(b)......................................      1,300,000
 20,000 Motorola, Inc. ..........................................      1,760,000
 30,000 Solectron Corp.(b).......................................      2,154,375
                                                                    ------------
                                                                       9,543,937
                                                                    ------------
 Electronics (1.9%):
 16,000 Linear Technology Corp. .................................        940,500
 34,500 Symbol Technologies, Inc. ...............................      1,160,063
                                                                    ------------
                                                                       2,100,563
                                                                    ------------
 Financial Services (3.4%):
 10,000 American Express Co. ....................................      1,346,250
 30,000 Concord EFS, Inc.(b).....................................        618,750
 18,000 Federal Home Loan Mortgage Corp. ........................        936,000
 10,000 Providian Financial......................................        791,875
                                                                    ------------
                                                                       3,692,875
                                                                    ------------
 Food & Related (0.7%):
 23,000 Sysco Corp. .............................................        806,438
                                                                    ------------
 Household Products/Wares (1.6%):
 17,000 Church & Dwight, Inc. ...................................        425,000
 20,000 Clorox Co. ..............................................        765,000
  6,000 Procter & Gamble Co. ....................................        562,500
                                                                    ------------
                                                                       1,752,500
                                                                    ------------
 Insurance (2.8%):
 30,000 AFLAC, Inc. .............................................      1,256,250
 20,000 American International Group, Inc. ......................      1,738,750
                                                                    ------------
                                                                       2,995,000
                                                                    ------------
 Internet Services (1.4%):
 15,000 America Online, Inc.(b)..................................      1,560,000
                                                                    ------------
 Leisure Time Industries (0.8%):
 18,000 Harley-Davidson, Inc. ...................................        901,125
                                                                    ------------
 Machinery & Equipment (1.8%):
 25,000 Applied Materials, Inc.(b)...............................      1,946,875
                                                                    ------------
 Manufacturing (1.6%):
 17,000 Tyco International Ltd. .................................      1,755,250
                                                                    ------------
 Materials (1.6%):
 25,000 Corning, Inc. ...........................................      1,714,063
                                                                    ------------

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                                       LARGE COMPANY GROWTH FUND
                  Schedule of Portfolio Investments, Continued
                               September 30, 1999

                                 Security                              Market
 Shares                        Description                             Value
 ------ ---------------------------------------------------------   ------------
 Common Stocks, continued:
 Media (1.0%):
  5,000 Cablevision Systems Corp.(b)(c)..........................   $    363,750
 10,000 Comcast Corp. ...........................................        398,750
  5,000 Time Warner, Inc. .......................................        303,750
                                                                    ------------
                                                                       1,066,250
                                                                    ------------
 Medical--Biotechnology (1.0%):
 55,000 Quintiles Transnational Corp.(b).........................      1,046,719
                                                                    ------------
 Medical Equipment & Supplies (1.3%):
 15,000 Johnson & Johnson........................................      1,378,125
                                                                    ------------
 Medical Instruments (3.4%):
 16,000 Guidant Corp. ...........................................        858,000
 40,000 Medtronic, Inc. .........................................      1,420,000
 15,000 Minimed, Inc.(b).........................................      1,473,750
                                                                    ------------
                                                                       3,751,750
                                                                    ------------
 Office Equipment & Services (0.8%):
 20,000 Xerox Corp. .............................................        838,750
                                                                    ------------
 Petroleum (1.7%):
 20,000 Enron Corp. .............................................        825,000
 10,000 Mobil Corp. .............................................      1,007,500
                                                                    ------------
                                                                       1,832,500
                                                                    ------------
 Pharmaceuticals (7.4%):
 30,000 Bristol-Myers Squibb Co. ................................      2,024,999
 10,000 Cardinal Health, Inc. ...................................        545,000
 30,000 Jones Pharma, Inc. ......................................        989,063
 40,600 Merck & Co., Inc.(c).....................................      2,631,387
 53,100 Pfizer, Inc. ............................................      1,908,281
                                                                    ------------
                                                                       8,098,730
                                                                    ------------
 Restaurants (1.2%):
 50,000 Outback Steakhouse, Inc.(b)..............................      1,273,438
                                                                    ------------
 Retail (4.3%):
 33,750 Gap, Inc. ...............................................      1,080,000
 54,000 Wal-Mart Stores, Inc. ...................................      2,568,375
 40,000 Walgreen Co. ............................................      1,015,000
                                                                    ------------
                                                                       4,663,375
                                                                    ------------

                                  Security                             Market
  Shares                         Description                           Value
  ------   ------------------------------------------------------   ------------
 Common Stocks, continued:
 Retail--Apparel (0.8%):
    21,000 Intimate Brands, Inc. ................................   $    817,688
                                                                    ------------
 Retail--General Merchandise (1.1%):
    39,000 BJ'S Wholesale Club, Inc.(b)..........................      1,152,938
                                                                    ------------
 Retail--Other Specialty (0.6%):
    25,000 Starbucks Corp.(b)....................................        619,531
                                                                    ------------
 Retail--Specialty Stores (1.0%):
    16,000 Home Depot, Inc. .....................................      1,098,000
                                                                    ------------
 Telecommunication--Equipment (4.6%):
    30,000 Lucent Technologies, Inc.(c)..........................      1,946,250
    23,000 Nokia Corp.--ADR......................................      2,065,688
    20,000 Scientific Atlanta, Inc. .............................        991,250
                                                                    ------------
                                                                       5,003,188
                                                                    ------------
 Utilities--Telephone (6.8%):
    25,000 AT&T Corp. ...........................................      1,087,500
    34,000 BellSouth Corp. ......................................      1,530,000
    18,000 CenturyTel, Inc. .....................................        731,250
    37,414 MCI Worldcom, Inc.(b).................................      2,689,131
    27,200 SBC Communications, Inc. .............................      1,388,900
                                                                    ------------
                                                                       7,426,781
                                                                    ------------
   Total Common Stocks                                               102,769,169
                                                                    ------------
 Depositary Receipts (0.8%):
     7,000 S & P 500 Depositary Receipt..........................        898,625
                                                                    ------------
   Total Depositary Receipts                                             898,625
                                                                    ------------
 Investment Companies (4.7%):
 3,996,903 Federated Government Obligations Fund.................      3,996,903
 1,147,173 Federated Short Term U.S. Government Fund.............      1,147,173
                                                                    ------------
   Total Investment Companies                                          5,144,076
                                                                    ------------

                                   Continued

                              [LOGO OF BB&T FUNDS]

LARGE COMPANY GROWTH FUND
                  Schedule of Portfolio Investments, Continued
                               September 30, 1999

                                 Security                            Market
 Shares                         Description                          Value
 ------    ----------------------------------------------------   ------------

 Short Term Securities Purchased with Securities Lending Collateral (4.2%):
 Investment Companies (1.7%):
 1,890,000 AIM Liquid Asset Money Market Fund..................   $  1,890,000
                                                                  ------------
 Repurchase Agreements (2.5%):
 1,720,200 Lehman Brothers Triparty Agreement, 5.65%, 10/1/99,
           (See Significant Accounting Policies, Lending
           Portfolio Securities in the Notes to Financial
           Statements for collateral description)..............      1,720,200
                                                                  ------------
 1,000,000 Lehman Brothers Triparty Agreement, 5.80%, 10/1/99,
           (See Significant Accounting Policies, Lending
           Portfolio Securities in the Notes to Financial
           Statements for collateral description)..............      1,000,000
                                                                  ------------
 Total Short Term Securities Purchased with Securities Lending
 Collateral                                                          4,610,200
                                                                  ------------
 Total Investments
 (Cost $78,026,813)(a)--104.2%                                     113,422,070
 Liabilities in excess of other assets--(4.2)%                      (4,586,354)
                                                                  ------------
 TOTAL NET ASSETS--100.0%                                         $108,835,716
                                                                  ============

----
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized apprecia-
               tion....................  $38,309,185
               Unrealized deprecia-
               tion....................   (2,913,928)
                                         -----------
               Net unrealized apprecia-
               tion....................  $35,395,257
                                         ===========

(b) Represents non-income producing securities.
(c) All or part of this security has been loaned at September 30, 1999.
ADR--American Depository Receipt.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                                       SMALL COMPANY GROWTH FUND
                       Schedule of Portfolio Investments
                               September 30, 1999

  Shares
    or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks (90.7%):
 Aerospace/Defense (0.3%):
  27,300   Titan Corp.(b)........................................   $    392,438
                                                                    ------------
 Audio Products (0.8%):
  20,200   Polycom, Inc.(b)......................................        962,656
                                                                    ------------
 Banks (0.9%):
  31,900   Investors Financial Services Corp. ...................      1,096,563
                                                                    ------------
 Commercial Services (3.1%):
   4,900   Luminant Worldwide Corp.(b)(c)........................        150,675
  37,550   NCO Group, Inc.(b)....................................      1,764,850
  55,900   Nielsen Media Research, Inc. .........................      2,078,781
                                                                    ------------
                                                                       3,994,306
                                                                    ------------
 Computer Services (0.5%):
  10,300   Factset Research Systems, Inc. .......................        585,813
                                                                    ------------
 Computer Software (8.9%):
  27,123   Clarify, Inc.(b)......................................      1,364,626
  32,000   Dendrite International, Inc.(b).......................      1,512,000
   1,000   E.Piphany, Inc.(b)....................................         48,750
  11,100   Macromedia, Inc.(b)...................................        453,713
  43,500   Mercury Interactive Corp.(b)..........................      2,808,468
  47,900   Peregrine Systems, Inc.(b)............................      1,951,925
  17,900   Sanchez Computer Associates(b)(c).....................        628,738
  35,100   VERITAS Software Corp.(b).............................      2,665,405
                                                                    ------------
                                                                      11,433,625
                                                                    ------------
 Computers (2.7%):
  34,000   Advanced Digital Information, Corp.(b)................        945,625
  20,000   Emulex Corp.(b).......................................      1,717,500
   2,600   Foundry Networks, Inc.(b).............................        327,438
  10,000   Visual Networks Inc.(b)...............................        424,375
                                                                    ------------
                                                                       3,414,938
                                                                    ------------
 Electrical & Electronic (4.1%):
  30,700   Calpine Corp.(b)......................................      2,611,419
  36,500   Kmet Corp.(b).........................................      1,166,859
  33,000   Micrel, Inc.(b).......................................      1,431,375
                                                                    ------------
                                                                       5,209,653
                                                                    ------------
 Electrical Equipment (0.7%):
  25,200   DII Group, Inc.(b)....................................        886,725
                                                                    ------------

  Shares
    or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued:
 Electronic Components (10.0%):
  25,800   Flextronics International Ltd.(b).....................   $  1,501,238
  12,000   Mips Technologies, Inc.(b)............................        381,750
  15,300   MRV Communications(b).................................        362,419
  13,900   PMC-Sierra, Inc.(b)...................................      1,285,750
  22,200   QLogic Corp.(b).......................................      1,551,225
  18,600   Sandisk Corp.(b)......................................      1,212,488
  24,100   SDL, Inc.(b)..........................................      1,839,130
  38,200   Semtech Corp.(b)......................................      1,399,075
  34,350   Transwitch Corp.(b)...................................      1,957,949
  17,399   Vitesse Semiconductor Corp.(b)........................      1,485,440
                                                                    ------------
                                                                      12,976,464
                                                                    ------------
 Electronic Components--Semiconductors (4.2%):
  22,600   Alpha Industries, Inc.(b).............................      1,274,781
  52,000   Applied Micro Circuits Corp.(b).......................      2,964,000
  54,100   Cypress Semiconductor Corp.(b)........................      1,163,150
                                                                    ------------
                                                                       5,401,931
                                                                    ------------
 Electronics (1.7%):
  19,700   CTS Corp. ............................................      1,132,749
   5,993   Electro Scientific Industries, Inc.(b)................        319,315
   7,400   Optical Coating Laboratory, Inc. .....................        681,263
                                                                    ------------
                                                                       2,133,327
                                                                    ------------
 Entertainment (3.8%):
  34,900   Championship Auto Racing(b)...........................        907,400
  63,700   Cinar Films, Inc.(b)..................................      1,926,925
  46,800   Speedway Motorsports, Inc.(b).........................      2,027,025
                                                                    ------------
                                                                       4,861,350
                                                                    ------------
 Health Care (0.8%):
   6,700   Arthrocare Corp.(b)...................................        365,988
  17,300   Cytyc Corp.(b)........................................        669,293
                                                                    ------------
                                                                       1,035,281
                                                                    ------------
 Internet Services (0.2%):
   2,100   Inktomi Corp.(b)......................................        252,066
                                                                    ------------
 Machinery & Equipment (0.9%):
  12,000   Advanced Energy Industries(b).........................        370,500
   2,314   Brooks Automation, Inc.(b)............................         40,640
  22,292   Helix Technology Corp. ...............................        741,209
                                                                    ------------
                                                                       1,152,349
                                                                    ------------

                                   Continued

                              [LOGO OF BB&T FUNDS]

SMALL COMPANY GROWTH FUND
                  Schedule of Portfolio Investments, Continued
                               September 30, 1999

  Shares
    or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued:
 Media (3.5%):
   3,100   Acme Communications, Inc.(b)..........................   $     96,100
  23,400   Cumulus Media, Inc.(b)................................        764,888
  16,900   Emmis Communications Corp.(b).........................      1,116,456
  14,400   Insight Communications Co., Inc.(b)...................        412,200
  30,200   Paxson Communications Corp.(b)........................        369,950
  27,300   Pegasus Communications Corp.(b).......................      1,231,912
  12,000   Radio One, Inc.(b)....................................        498,000
                                                                    ------------
                                                                       4,489,506
                                                                    ------------
 Medical--Biotechnology (3.3%):
  12,100   Affymetrix, Inc.(b)...................................      1,191,094
  38,000   Millennium Pharmaceuticals, Inc.(b)...................      2,469,999
  12,981   Protein Design Labs, Inc.(b)..........................        468,939
   2,925   Transkaryotic Therapies, Inc.(b)......................        150,272
                                                                    ------------
                                                                       4,280,304
                                                                    ------------
 Medical--Hospital Management & Services (0.9%):
  33,200   Medquist, Inc.(b).....................................      1,110,125
                                                                    ------------
 Medical Instruments (1.9%):
  24,300   Minimed, Inc.(b)......................................      2,387,475
                                                                    ------------
 Oil & Gas Exploration Products & Services (1.6%):
  19,100   Cal Dive International, Inc.(b).......................        654,175
  27,100   Oceaneering International, Inc.(b)....................        455,619
  59,100   Rowan Cos., Inc.(b)...................................        960,375
                                                                    ------------
                                                                       2,070,169
                                                                    ------------
 Petroleum (3.3%):
  29,600   Atwood Oceanics, Inc.(b)..............................        904,650
  41,600   Forest Oil Corp.(b)...................................        709,800
  14,200   Louis Dreyfus Natural Gas Corp.(b)....................        304,413
  29,900   Marine Drilling Cos., Inc.(b).........................        472,794
   4,000   Spinnaker Exploration Co.(b)..........................         52,000
  32,400   Stone Energy Corp.(b).................................      1,648,349
  15,400   Superior Energy Services, Inc.(b).....................         97,213
                                                                    ------------
                                                                       4,189,219
                                                                    ------------

  Shares
    or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued:
 Pharmaceuticals (5.6%):
  36,600   Alkermes, Inc.(b).....................................   $  1,054,538
  53,200   Catalytica, Inc.(b)...................................        798,000
  26,800   Chirex, Inc.(b).......................................        691,775
  19,800   King Pharmaceuticals, Inc.(b).........................        693,000
  13,600   Pharmacyclics, Inc.(b)................................        555,900
  22,800   QLT Photo Therapeutics, Inc.(b).......................      1,742,774
  59,000   Shire Pharmaceuticals Group PLC(b)(c).................      1,699,938
                                                                    ------------
                                                                       7,235,925
                                                                    ------------
 Radio (0.9%):
  33,700   Entercom Communications Corp.(b)......................      1,213,200
                                                                    ------------
 Restaurants (0.5%):
  15,625   Papa John's International, Inc.(b)....................        644,531
                                                                    ------------
 Retail--Apparel (2.3%):
  15,000   Lands End, Inc.(b)....................................        990,000
  67,850   Pacific Sunwear of California(b)......................      1,901,920
                                                                    ------------
                                                                       2,891,920
                                                                    ------------
 Retail--General Merchandise (1.5%):
  40,000   Cost Plus, Inc.(b)....................................      1,940,000
                                                                    ------------
 Retail--Internet (1.2%):
  32,427   Chemdex Corp.(b)......................................        999,157
   7,800   China.Com Corp.(b)(c).................................        507,000
                                                                    ------------
                                                                       1,506,157
                                                                    ------------
 Retail--Other Specialty (0.5%):
  26,076   Electronics Boutique Holdings Corp.(b)................        671,457
                                                                    ------------
 Retail--Specialty Stores (1.7%):
  26,245   Linens 'N Things, Inc.(b).............................        885,769
  30,000   The Talbots, Inc. ....................................      1,348,125
                                                                    ------------
                                                                       2,233,894
                                                                    ------------
 Software & Computer Services (3.2%):
   5,000   Bluestone Software, Inc.(b)...........................        115,625
  12,400   Business Objectives S.A.(b)...........................        731,600
   4,700   Cybersource Corp.(b)..................................        260,263
   3,800   Engage Technologies, Inc.(b)..........................        143,213
     700   Kana Communications, Inc.(b)..........................         34,913
   2,000   Keynote Systems, Inc.(b)..............................         50,000

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                                       SMALL COMPANY GROWTH FUND
                  Schedule of Portfolio Investments, Continued
                               September 30, 1999

  Shares
    or
 Principal                        Security                             Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued:
 Software & Computer Services, continued:
   7,500   Liquid Audio, Inc.(b).................................   $    277,500
   6,300   Netzero, Inc.(b)(c)...................................        163,800
  32,400   Pinnacle Systems, Inc.(b).............................      1,372,949
   7,600   Proxicom, Inc.(b).....................................        444,600
  18,100   Tenfold Corp.(b)......................................        479,650
                                                                    ------------
                                                                       4,074,113
                                                                    ------------
 Telecommunication--Equipment (7.4%):
  12,400   American Mobile Satellite Corp.(b)....................        217,000
  40,800   Antec Corp.(b)........................................      2,167,499
  13,600   Ditech Communications Corp.(b)........................        714,000
  23,400   Harmonic, Inc.(b).....................................      3,061,012
  75,500   Pinnacle Holdings, Inc.(b)............................      1,972,438
  21,800   RF Micro Devices, Inc.(b).............................        997,350
  43,000   Westell Technologies, Inc.(b).........................        349,375
                                                                    ------------
                                                                       9,478,674
                                                                    ------------
 Telecommunications (6.7%):
  27,500   Aerial Communications, Inc.(b)........................        745,938
  27,900   Allegiance Telecom, Inc.(b)...........................      1,468,237
  43,300   Focal Communications Corp.(b).........................      1,109,563
  54,600   ITC Deltacom, Inc.(b).................................      1,501,499
  14,200   Mastec, Inc.(b).......................................        418,013
  31,500   Powertel, Inc.(b).....................................      1,734,468
  51,545   Price Communications Corp.(b).........................      1,291,847
   8,500   Winstar Communications, Inc.(b).......................        332,031
                                                                    ------------
                                                                       8,601,596
                                                                    ------------

   Shares
     or
  Principal                        Security                           Market
   Amount                        Description                          Value
  ---------  ---------------------------------------------------   ------------
 Common Stocks, continued:
 Transportation Services (0.9%):
      20,400 Circle International Group, Inc. ..................   $    416,925
      24,600 Eagle USA Airfreight, Inc.(b)......................        736,463
                                                                   ------------
                                                                      1,153,388
                                                                   ------------
 Utilities--Telephone (0.2%):
      11,500 Time Warner Telecom, Inc.(b).......................        240,063
                                                                   ------------
   Total Common Stocks                                              116,201,201
                                                                   ------------
 U.S. Government Agencies (8.4%):
 Federal Home Loan Bank (8.4%):
 $10,050,000 0.00%, 10/1/99*....................................     10,048,593
     750,000 0.00%, 11/17/99*(d)................................        744,990
                                                                   ------------
   Total U.S. Government Agencies                                    10,793,583
                                                                   ------------
 Short Term Securities Purchased with Securities Lending Collateral (2.4%):
 Investment Companies (2.4%):
   3,024,600 AIM Liquid Asset Money Market Fund.................      3,024,600
                                                                   ------------
   Total Short Term Securities Purchased with Securities Lending
   Collateral                                                         3,024,600
                                                                   ------------
   Total Investments
   (Cost $96,745,180)(a)--101.5%                                    130,019,384
   Liabilities in excess of other assets--(1.5)%                     (1,903,856)
                                                                   ------------
   TOTAL NET ASSETS--100.0%                                        $128,115,528
                                                                   ============

----
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $316,166. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

               Unrealized apprecia-
               tion....................  $35,247,020
               Unrealized deprecia-
               tion....................   (2,288,982)
                                         -----------
               Net unrealized apprecia-
               tion....................  $32,958,038
                                         ===========

(b) Represents non-income producing securities.
(c) All or part of this security has been loaned at September 30, 1999.
(d) Security has been deposited as initial margin on open future contracts.
PLC--Public Limited Company
*Represents discount note
At September 30, 1999, the Fund's open long future contracts were as follows:

         Number of   Opening Contract       Face      Market
         Contracts         Type            Amount      Value
         --------- --------------------  ---------- -----------
                     Standard & Poor's
            6          500, 12/17/99     $2,029,800 $ 1,947,300

                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

INTERNATIONAL EQUITY FUND
                       Schedule of Portfolio Investments
                               September 30, 1999

                                  Security                             Market
 Shares                         Description                             Value
 ------  ---------------------------------------------------------   -----------

 Common Stocks (93.3%):
 Australia (1.2%):
 Banks (0.5%):
  31,000 National Australia Bank Ltd. ............................   $   453,810
                                                                     -----------
 Food & Related (0.3%):
 300,000 Goodman Fielder Ltd. ....................................       278,019
                                                                     -----------
 Metals--Diversified (0.2%):
  91,000 North Ltd. ..............................................       193,014
                                                                     -----------
 Publishing (0.1%):
  47,000 John Fairfax Holdings Ltd. ..............................       120,945
                                                                     -----------
 Telecommunications (0.1%):
  24,000 Telstra Corporation Ltd. ................................       124,396
                                                                     -----------
                                                                       1,170,184
                                                                     -----------
 Belgium (0.3%):
 Photographic Equipment (0.3%):
  15,000 AGFA-Gevaert NV(b).......................................       300,487
                                                                     -----------
 Brazil (0.5%):
 Telecommunications (0.5%):
  43,000 Embratel Participacoes ADR...............................       491,813
                                                                     -----------
 Denmark (0.6%):
 Telecommunications (0.6%):
  10,000 Tele Danmark AS..........................................       595,987
                                                                     -----------
 Finland (0.9%):
 Communication Equipment (0.9%):
  10,000 Nokia OYJ................................................       895,657
                                                                     -----------
 France (12.0%):
 Auto Parts (0.4%):
   6,200 Valeo SA.................................................       448,670
                                                                     -----------
 Automobiles & Trucks (1.0%):
   2,000 PSA Peugot Citroen.......................................       400,862
  11,500 Renault SA...............................................       635,639
                                                                     -----------
                                                                       1,036,501
                                                                     -----------
 Banks (2.0%):
  10,550 Banque Nationale de Paris................................       842,111
  17,714 Credit Lyonnais SA(b)....................................       520,869
   4,150 Dexia France.............................................       618,759
                                                                     -----------
                                                                       1,981,739
                                                                     -----------
 Communication Equipment (0.8%):
   9,525 France Telecom SA........................................       835,868
                                                                     -----------

                                 Security                              Market
 Shares                         Description                             Value
 ------ ----------------------------------------------------------   -----------

 Common Stocks, continued:
 France, continued:
 Diversified Products (1.9%):
  4,500 Suez Lyonnaise des Eaux...................................   $   728,453
 15,890 Vivendi (Ex-Gen Des Eaux).................................     1,116,052
                                                                     -----------
                                                                       1,844,505
                                                                     -----------
 Energy (0.8%):
  4,800 ELF Aquitaine.............................................       838,360
                                                                     -----------
 Food & Related (0.8%):
  3,250 Groupe Danone.............................................       790,888
                                                                     -----------
 Insurance--Multiline (1.3%):
  6,950 Axa.......................................................       879,320
 13,300 CNP Assurances............................................       391,786
                                                                     -----------
                                                                       1,271,106
                                                                     -----------
 Petroleum (1.0%):
  8,150 Total SA-B................................................     1,024,201
                                                                     -----------
 Pharmaceuticals (0.4%):
  8,400 Rhone-Poulenc SA..........................................       433,877
                                                                     -----------
 Retail--General Merchandise (0.7%):
  4,700 Carrefour Supermarche.....................................       752,320
                                                                     -----------
 Telecommunications (0.9%):
  7,000 Alcatel...................................................       964,668
                                                                     -----------
                                                                      12,222,703
                                                                     -----------
 Germany (8.1%):
 Automobiles & Trucks (1.1%):
  5,450 Daimlerchrysler AG........................................       375,531
 24,000 Man AG....................................................       723,342
                                                                     -----------
                                                                       1,098,873
                                                                     -----------
 Banks (1.0%):
  5,400 Bayerische Hypo-Und Vereinsbank...........................       315,152
  9,760 Deutsche Bank AG..........................................       653,282
                                                                     -----------
                                                                         968,434
                                                                     -----------
 Chemicals (1.1%):
 10,200 BASF AG...................................................       434,516
 15,850 Hoechst AG................................................       690,396
                                                                     -----------
                                                                       1,124,912
                                                                     -----------
 Diversified Products (1.7%):
 12,200 Siemens AG................................................     1,007,597
 15,000 VEBA AG...................................................       821,906
                                                                     -----------
                                                                       1,829,503
                                                                     -----------

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                                       INTERNATIONAL EQUITY FUND
                  Schedule of Portfolio Investments, Continued
                               September 30, 1999

                                  Security                             Market
 Shares                         Description                             Value
 ------  ---------------------------------------------------------   -----------

 Common Stocks, continued:
 Germany, continued:
 Insurance--Property & Casualty (0.7%):
   2,445 Allianz AG...............................................   $   704,615
                                                                     -----------
 Machinery & Equipment (1.5%):
   8,000 GEA AG...................................................       264,118
   8,250 Mannesmann AG............................................     1,317,924
                                                                     -----------
                                                                       1,582,042
                                                                     -----------
 Manufacturing (0.6%):
  29,000 Thyssen Krupp AG(b)......................................       582,177
                                                                     -----------
 Telecommunications (0.4%):
   9,500 Deutsche Telekom.........................................       389,520
                                                                     -----------
                                                                       8,280,076
                                                                     -----------
 Great Britain (15.8%):
 Aerospace/Defense (0.2%):
  56,250 Rolls-Royce PLC..........................................       195,003
                                                                     -----------
 Banks (2.5%):
  22,000 Abbey National PLC.......................................       390,217
  50,000 Bank of Ireland..........................................       407,891
  20,500 Barclays PLC.............................................       601,629
  60,000 HSBC Holdings PLC........................................       686,759
  48,000 Lloyds TSB Group PLC.....................................       598,813
                                                                     -----------
                                                                       2,685,309
                                                                     -----------
 Building & Construction (0.6%):
 185,000 Bryant Group PLC.........................................       382,369
  24,000 Hanson PLC...............................................       185,178
                                                                     -----------
                                                                         567,547
                                                                     -----------
 Communication Equipment (0.7%):
  48,000 British Telecommunications PLC...........................       720,947
                                                                     -----------
 Diversified Products (1.0%):
  58,000 General Electric Co. PLC.................................       554,018
  52,000 Granada Group PLC........................................       447,463
                                                                     -----------
                                                                       1,001,481
                                                                     -----------
 Food & Related (0.6%):
  69,000 Cadbury Schweppes PLC....................................       479,545
  14,000 Diageo PLC...............................................       143,527
                                                                     -----------
                                                                         623,072
                                                                     -----------
 Hotel Management & Related Services (0.2%):
 112,000 Jarvis Hotels PLC........................................       228,722
                                                                     -----------

                                  Security                             Market
 Shares                         Description                             Value
 ------  ---------------------------------------------------------   -----------

 Common Stocks, continued:
 Great Britain, continued:
 Household--General Products (0.5%):
 215,000 Limelight Group PLC......................................   $   198,287
  32,000 Unilever PLC.............................................       302,766
                                                                     -----------
                                                                         501,053
                                                                     -----------
 Insurance--Life (1.0%):
  70,000 Legal & General Group PLC................................       199,152
  50,000 Norwich Union PLC........................................       361,701
  54,909 Royal & Sun Alliance Insurance Group PLC.................       429,088
                                                                     -----------
                                                                         989,941
                                                                     -----------
 Insurance--Multiline (0.3%):
  25,000 Allied Zurich PLC........................................       290,266
                                                                     -----------
 Manufacturing (0.5%):
 100,000 Invensys PLC.............................................       484,189
                                                                     -----------
 Petroleum (1.9%):
 110,000 British Petroleum Co. PLC................................     2,001,808
                                                                     -----------
 Pharmaceuticals (2.0%):
  14,000 AstraZeneca Group PLC....................................       587,252
  35,000 Glaxo Wellcome PLC.......................................       920,536
  51,000 SmithKline Beecham PLC...................................       592,563
                                                                     -----------
                                                                       2,100,351
                                                                     -----------
 Real Estate (0.4%):
  29,000 Land Securities PLC......................................       391,633
                                                                     -----------
 Restaurants (0.3%):
  21,000 Whitbread PLC............................................       263,883
                                                                     -----------
 Retail--General Merchandise (0.5%):
  45,000 Kingfisher PLC...........................................       486,536
                                                                     -----------
 Telecommunications (1.5%):
  11,000 Cable & Wireless PLC.....................................       119,656
  59,000 Vodafone Group PLC.......................................     1,396,292
                                                                     -----------
                                                                       1,515,948
                                                                     -----------
 Transportation (0.5%):
  31,000 Peninsular and Oriential Steam Navigation Co.............       471,738
                                                                     -----------
 Utilities--Gas (0.6%):
 100,000 BG PLC...................................................       578,062
                                                                     -----------
                                                                      16,097,489
                                                                     -----------

                                   Continued

                              [LOGO OF BB&T FUNDS]

INTERNATIONAL EQUITY FUND
                  Schedule of Portfolio Investments, Continued
                               September 30, 1999

                                   Security                            Market
  Shares                         Description                            Value
  ------   -------------------------------------------------------   -----------

 Common Stocks, continued:
 Greece (0.0%):
 Banks (0.0%):
     3,200 National Bank of Greece GDR............................   $    50,400
                                                                     -----------
 Hong Kong (3.9%):
 Banks (0.4%):
    90,000 Dao Heng Bank Group Ltd................................       411,326
                                                                     -----------
 Chemicals (0.5%):
 1,700,000 Yizheng Chemical Fibre Co.(b)..........................       503,375
                                                                     -----------
 Diversified Products (0.6%):
    60,000 Hutchison Whampoa......................................       558,090
                                                                     -----------
 Household--General Products (0.5%):
   525,000 Guangdong Kelon Electrical Holdings....................       527,192
                                                                     -----------
 Publishing (0.2%):
   364,000 South China Morning Post...............................       243,680
                                                                     -----------
 Real Estate (1.0%):
    17,000 Cheung Kong............................................       141,711
   122,000 Henderson Land Development.............................       563,858
   426,000 New World China Land Ltd.(b)...........................       249,538
                                                                     -----------
                                                                         955,107
                                                                     -----------
 Steel (0.3%):
 3,400,000 Maanshan Iron & Steel(b)...............................       297,648
                                                                     -----------
 Telecommunications (0.4%):
   140,000 China Telecom(b).......................................       431,667
                                                                     -----------
                                                                       3,928,085
                                                                     -----------
 Indonesia (0.2%):
 Diversified Products (0.1%):
   381,000 Astra International....................................       112,867
                                                                     -----------
 Food & Related (0.1%):
   130,000 Indofood Sukses Mak TBK(b).............................       123,313
                                                                     -----------
                                                                         236,180
                                                                     -----------
 Italy (4.3%):
 Banks (1.2%):
   120,000 Banca Nazionale Lavoro Ord.(b).........................       429,404
   172,000 Credito Italiano SpA...................................       840,787
                                                                     -----------
                                                                       1,270,191
                                                                     -----------
 Computer Hardware (0.2%):
    93,000 Tecnost SpA(b).........................................       195,117
                                                                     -----------
 Insurance--Multiline (1.2%):
   370,000 Instituto Nazionale Delle Assicurazioni................     1,205,782
                                                                     -----------

                                  Security                             Market
 Shares                         Description                             Value
 ------  ---------------------------------------------------------   -----------

 Common Stocks, continued:
 Italy, continued:
 Petroleum (0.9%):
 150,000 ENI SpA..................................................   $   940,919
                                                                     -----------
 Telecommunications (0.5%):
  80,000 Telecom Italia Mobile SpA................................       497,563
                                                                     -----------
 Utilities--Electric (0.3%):
  26,600 ACEA SpA(b)..............................................       313,316
                                                                     -----------
                                                                       4,422,888
                                                                     -----------
 Japan (25.5%):
 Automobiles & Trucks (1.1%):
  31,000 Suzuki Motor Corp. ......................................       503,434
  19,000 Toyota Motor Corp. ......................................       604,978
                                                                     -----------
                                                                       1,108,412
                                                                     -----------
 Banks (3.9%):
  95,000 Daiwa Securities Co. Ltd. ...............................       865,528
  74,000 Industrial Bank of Japan.................................       909,824
  84,000 Sanwa Bank Ltd. .........................................     1,124,294
  68,000 Sumitomo Bank............................................     1,021,915
                                                                     -----------
                                                                       3,921,561
                                                                     -----------
 Building & Construction (0.7%):
 130,000 Nishimatsu Construction..................................       702,097
                                                                     -----------
 Chemicals--Petroleum & Inorganic (1.6%):
  88,000 Sekisui Chemical Co......................................       496,756
  28,000 Shin-Etsu Chemical Co. Ltd. .............................     1,167,688
                                                                     -----------
                                                                       1,664,444
                                                                     -----------
 Data Processing (1.3%):
  75,000 Ricoh Co. Ltd. ..........................................     1,303,224
                                                                     -----------
 Distribution/Wholesale (1.0%):
 118,000 Mitsubishi Corp. ........................................       975,328
                                                                     -----------
 Electrical Equipment (2.4%):
  49,000 Matsushita Electric Industrial Co. Ltd. .................     1,042,438
  88,000 Sharp Corp. .............................................     1,410,093
                                                                     -----------
                                                                       2,452,531
                                                                     -----------
 Electronic Components (3.6%):
  80,000 Hitachi Ltd. ............................................       886,661
   8,000 Kyocera Corp. ...........................................       608,641
   8,500 Mabuchi Motor Co. Ltd. ..................................     1,106,542
  20,000 Minebea Co. Ltd. ........................................       254,540
 110,000 Toshiba Corp. ...........................................       819,317
                                                                     -----------
                                                                       3,675,701
                                                                     -----------

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                                       INTERNATIONAL EQUITY FUND
                  Schedule of Portfolio Investments, Continued
                               September 30, 1999

                                  Security                             Market
 Shares                         Description                             Value
 ------  ---------------------------------------------------------   -----------

 Common Stocks, continued:
 Japan, continued:
 Household--General Products (0.6%):
  89,000 Asahi Glass Co. Ltd .....................................   $   616,089
                                                                     -----------
 Industrial Hardware (0.6%):
  85,000 NSK Ltd. ................................................       616,343
                                                                     -----------
 Insurance--Property & Casualty (0.9%):
 145,000 Sumitomo Marine & Fire...................................       926,111
                                                                     -----------
 Manufacturing (0.4%):
 102,000 Mitsubishi Heavy Industries, Ltd. .......................       392,799
                                                                     -----------
 Metals--Diversified (0.5%):
  40,000 Tsubaki Nakashima Co. Ltd. ..............................       544,020
                                                                     -----------
 Real Estate (0.9%):
 109,000 Mitsui Fudosan...........................................       874,320
                                                                     -----------
 Retail--General Merchandise (0.5%):
  25,000 Marui Co. Ltd. ..........................................       466,812
                                                                     -----------
 Software (0.9%):
   7,000 Trans Cosmos.............................................       874,451
                                                                     -----------
 Steel (0.7%):
 290,000 Kawasaki Steel Corp. ....................................       672,792
                                                                     -----------
 Telecommunications (1.4%):
      83 NTT Corp. ...............................................     1,021,258
      20 NTT Mobile Communications................................       394,489
                                                                     -----------
                                                                       1,415,747
                                                                     -----------
 Textiles (1.5%):
  64,000 Kuraray Co. Ltd. ........................................       750,206
 169,000 Teijin Ltd. .............................................       814,311
                                                                     -----------
                                                                       1,564,517
                                                                     -----------
 Tire & Rubber Products (0.5%):
  19,000 Bridgestone Corp. .......................................       531,809
                                                                     -----------
 Toys/Games/Hobbies (0.5%):
   3,300 Nintendo Company Ltd. ...................................       526,305
                                                                     -----------
                                                                      25,825,413
                                                                     -----------
 Mexico (0.4%):
 Real Estate (0.4%):
 160,000 Corporacion GEO SA(b)....................................       401,445
                                                                     -----------
 Netherlands (6.6%):
 Banks (0.7%):
  14,000 ING Groep N.V. ..........................................       760,403
                                                                     -----------

                                  Security                             Market
 Shares                         Description                             Value
 ------  ---------------------------------------------------------   -----------

 Common Stocks, continued:
 Netherlands, continued:
 Computer Hardware (0.9%):
   6,200 Equant N.V.(b)...........................................   $   504,465
   7,000 Getronics N.V. ..........................................       377,592
                                                                     -----------
                                                                         882,057
                                                                     -----------
 Electronic Components (1.0%):
  11,270 Koninklijke Philips Electronics..........................     1,134,230
                                                                     -----------
 Food & Related (1.0%):
  30,000 Ahold N.V. ..............................................       987,246
                                                                     -----------
 Insurance--Multiline (0.5%):
  15,750 Fortis N.V. .............................................       509,079
                                                                     -----------
 Petroleum (0.8%):
  14,250 Royal Dutch Petroleum....................................       827,098
                                                                     -----------
 Publishing (0.8%):
  23,000 VNU-Verenigde Nederalndse Uitgeversbedrijven.............       798,529
                                                                     -----------
 Retail--General Merchandise (0.9%):
  16,400 Laurus N.V. .............................................       377,262
  17,000 Vendex N.V. .............................................       488,830
                                                                     -----------
                                                                         866,092
                                                                     -----------
                                                                       6,764,734
                                                                     -----------
 Norway (0.3%):
 Petroleum (0.3%):
  14,100 Petroleum Geo-Services(b)................................       264,639
                                                                     -----------
 Poland (0.1%):
 Banks (0.1%):
  10,400 Bank Handlowy Warszawie GDR..............................       121,833
                                                                     -----------
 Portugal (0.3%):
 Telecommunications (0.3%):
   7,015 Portugal Telecom.........................................       291,963
                                                                     -----------
 Singapore (1.6%):
 Airlines (0.1%):
  14,000 Singapore Airlines Ltd. .................................       136,668
                                                                     -----------
 Banks (0.8%):
  42,357 DBS Bank Ltd. ...........................................       473,272
  33,000 United Overseas Bank Ltd. ...............................       250,343
                                                                     -----------
                                                                         723,615
                                                                     -----------
 Engineering & Construction (0.1%):
 130,000 Sembcorp Industries Ltd. ................................       149,841
                                                                     -----------
 Health Care (0.3%):
 146,000 Parkway Holdings Ltd. ...................................       266,162
                                                                     -----------

                                   Continued

                              [LOGO OF BB&T FUNDS]

INTERNATIONAL EQUITY FUND
                  Schedule of Portfolio Investments, Continued
                               September 30, 1999

                                  Security                             Market
 Shares                         Description                             Value
 ------  ---------------------------------------------------------   -----------

 Common Stocks, continued:
 Singapore, continued:
 Publishing (0.2%):
  12,000 Singapore Press Holdings.................................   $   189,125
                                                                     -----------
 Telecommunications (0.1%):
  64,000 Singapore Telecommunications(b)..........................       116,674
                                                                     -----------
                                                                       1,582,085
                                                                     -----------
 South Africa (0.3%):
 Insurance--Property & Casualty (0.3%):
 154,000 Old Mutual PLC(b)........................................       323,410
                                                                     -----------
 South Korea (0.9%):
 Banks (0.5%):
  27,000 Housing & Commercial Bank GDR............................       521,594
                                                                     -----------
 Telecommunications (0.4%):
  11,967 Korea Telecom Corp. ADR(b)...............................       442,779
                                                                     -----------
                                                                         964,373
                                                                     -----------
 Spain (3.0%):
 Banks (1.3%):
  32,800 Argentaria Corp. Bancaria De Espana SA...................       721,689
  58,200 Banco Santander SA.......................................       601,849
                                                                     -----------
                                                                       1,323,538
                                                                     -----------
 Communication Equipment (1.0%):
  62,850 Telefonica De Espana(b)..................................     1,006,027
                                                                     -----------
 Petroleum (0.4%):
  20,500 Repsol SA................................................       401,496
                                                                     -----------
 Utilities--Electric (0.3%):
  15,000 Endesa SA................................................       284,991
                                                                     -----------
                                                                       3,016,052
                                                                     -----------
 Sweden (1.0%):
 Telecommunications (1.0%):
  32,500 Ericsson LM..............................................     1,006,982
                                                                     -----------
 Switzerland (4.6%):
 Banks (1.1%):
   2,180 Credit Suisse Group-Registered...........................       399,513
   2,600 UBS AG-Registered........................................       732,919
                                                                     -----------
                                                                       1,132,432
                                                                     -----------
 Building & Construction (0.7%):
     526 Holderbank Financiere Glarus AG..........................       683,187
                                                                     -----------

                                 Security                              Market
 Shares                         Description                            Value
 ------  --------------------------------------------------------   ------------

 Common Stocks, continued:
 Switzerland, continued:
 Chemicals--Specialty (0.4%):
     910 Clariant AG.............................................   $    412,375
                                                                    ------------
 Food & Related (0.8%):
     415 Nestle SA-Registered....................................        779,901
                                                                    ------------
 Pharmaceuticals (1.5%):
     450 Novartis AG.............................................        667,544
      73 Roche Holding AG-Genusss................................        844,771
                                                                    ------------
                                                                       1,512,315
                                                                    ------------
 Software (0.1%):
   2,685 Fantastic Corp.(b)......................................        148,694
                                                                    ------------
                                                                       4,668,904
                                                                    ------------
 Thailand (0.9%):
 Banks (0.1%):
  59,000 Bangkok Bank-FOR REG....................................        116,057
                                                                    ------------
 Building & Construction (0.1%):
   5,000 Siam Cement Co. Ltd.(b).................................        104,096
                                                                    ------------
 Energy (0.1%):
  15,000 PTT Exploration & Prod--Foreign.........................        104,829
                                                                    ------------
 Real Estate (0.3%):
 490,000 Golden Land Property(b).................................        191,576
  59,000 Land & House Co. Ltd.(b)................................         51,901
                                                                    ------------
                                                                         243,477
                                                                    ------------
 Telecommunications (0.1%):
 216,000 Telecomasia Corporation(b)..............................        147,787
                                                                    ------------
 Transportation (0.2%):
 500,000 Bangkok Expressway Public Co.(b)........................        216,866
                                                                    ------------
                                                                         933,112
                                                                    ------------
   Total Common Stocks                                                94,856,894
                                                                    ------------
 Preferred Stocks (0.8%):
 Germany (0.8%):
 Machinery & Equipment (0.8%):
  28,000 GEA AG..................................................        833,461
                                                                    ------------
   Total Preferred Stocks                                                833,461
                                                                    ------------
   Total Investments
   (Cost $85,420,018)(a)--94.1%                                       95,690,355
   Other assets in excess of liabilities--5.9%                         6,040,445
                                                                    ------------
   TOTAL NET ASSETS--100.0%                                         $101,730,800
                                                                    ============

                                   Continued

                              [LOGO OF BB&T FUNDS]

                                                       INTERNATIONAL EQUITY FUND
                  Schedule of Portfolio Investments, Continued
                               September 30, 1999
----
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $43,049. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

               Unrealized apprecia-
               tion....................  $14,846,980
               Unrealized deprecia-
               tion....................   (4,619,692)
                                         -----------
               Net unrealized apprecia-
               tion....................  $10,227,288
                                         ===========

(b) Represents non-income producing securities.
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Stock Co.).
GDR--Global Depository Receipt.
NV--Naamloze Vennootschap (Dutch Corp.)
PLC--Public Limited Company.
SA--Societe Anonyme (French Corp.).
SpA--Societa per Azioni (Italian Corp.).
At September 30, 1999, the International Equity Fund's open forward foreign currency exchange contracts were as follows:

                                                       Contract        Market       Unrealized
                         Delivery Contract Contract     Value          Value      Appreciation/
Currency                   Date   Price**   Amount  (U.S. Dollars) (U.S. Dollars) (Depreciation)
--------                 -------- -------- -------- -------------- -------------- --------------
Short Contracts:
 British Pound.......... 10/4/99  .606796  $ 97,175    $160,144       $160,038        $ 106
Long Contracts:
 British Pound.......... 10/4/99  .606796  $130,761    $215,493       $215,349        $(144)

** Contract Price is in local currency.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

CAPITAL MANAGER CONSERVATIVE GROWTH FUND
                       Schedule of Portfolio Investments
                               September 30, 1999

                                   Security                            Market
  Shares                         Description                            Value
  ------   -------------------------------------------------------   -----------
 Investment Companies (100.5%):
   478,322 BB&T Balanced Fund.....................................   $ 6,600,847
   178,414 BB&T Growth and Income Stock Fund......................     3,504,045
   825,061 BB&T Intermediate U.S. Government Bond Fund............     8,019,594
   161,525 BB&T International Equity Fund.........................     2,028,758
   126,987 BB&T Large Company Growth Fund.........................     1,522,579
   880,116 BB&T Short-Intermediate U.S. Government Income Fund....     8,493,117
    65,427 BB&T Small Company Growth Fund(b)......................     1,652,038
 1,591,561 BB&T U.S. Treasury Money Market Fund...................     1,591,561
                                                                     -----------
   Total Investment Companies                                         33,412,539
                                                                     -----------
   Total Investments in Affiliates
   (Cost $33,233,080)(a)--100.5%                                      33,412,539
   Liabilities in excess of other assets--(0.5)%                       (180,307)
                                                                     -----------
   TOTAL NET ASSETS--100.0%                                          $33,232,232
                                                                     ===========

----
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $24,026. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

               Unrealized appreciation... $ 704,959
               Unrealized depreciation...  (549,526)
                                          ---------
               Net unrealized
               appreciation.............. $ 155,433
                                          =========

(b) Represents non-income producing securities.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                            CAPITAL MANAGER MODERATE GROWTH FUND
                       Schedule of Portfolio Investments
                               September 30, 1999

                                  Security                            Market
  Shares                         Description                           Value
  ------   ------------------------------------------------------   -----------
 Investment Companies (100.3%):
   309,266 BB&T Balanced Fund....................................   $ 4,267,872
   322,618 BB&T Growth and Income Stock Fund.....................     6,336,211
   472,953 BB&T Intermediate U.S. Government Bond Fund...........     4,597,103
   231,782 BB&T International Equity Fund........................     2,911,179
   229,422 BB&T Large Company Growth Fund........................     2,750,767
   455,120 BB&T Short-Intermediate U.S. Government Income Fund...     4,391,909
    78,940 BB&T Small Company Growth Fund(b).....................     1,993,243
 1,474,871 BB&T U.S. Treasury Money Market Fund..................     1,474,871
                                                                    -----------
   Total Investment Companies.....................................   28,723,155
                                                                    -----------
   Total Investments in Affiliates
   (Cost $28,030,171)(a)--100.3%                                     28,723,155
   Liabilities in excess of other assets--(0.3)%                        (91,558)
                                                                    -----------
   TOTAL NET ASSETS--100.0%                                         $28,631,597
                                                                    ===========

----
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $30,855. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

               Unrealized appreciation..  $1,055,900
               Unrealized depreciation..    (393,771)
                                          ----------
               Net unrealized
               appreciation.............  $  662,129
                                          ==========

(b) Represents non-income producing securities.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

CAPITAL MANAGER GROWTH FUND
                       Schedule of Portfolio Investments
                               September 30, 1999

                                  Security                            Market
  Shares                         Description                           Value
  ------   ------------------------------------------------------   -----------
 Investment Companies (100.3%):
    91,220 BB&T Balanced Fund....................................   $ 1,258,836
   433,635 BB&T Growth and Income Stock Fund.....................     8,516,599
   397,100 BB&T Intermediate U.S. Government Bond Fund...........     3,859,807
   246,129 BB&T International Equity Fund........................     3,091,380
   308,479 BB&T Large Company Growth Fund........................     3,698,667
   134,178 BB&T Short-Intermediate U.S. Government Income Fund...     1,294,816
    89,781 BB&T Small Company Growth Fund(b).....................     2,266,975
 1,292,691 BB&T U.S. Treasury Money Market Fund..................     1,292,691
                                                                    -----------
   Total Investment Companies                                        25,279,771
                                                                    -----------
   Total Investments in Affiliates
   (Cost $24,367,304)(a)--100.3%                                     25,279,771
   Liabilities in excess of other assets--(0.3)%                        (63,067)
                                                                    -----------
   TOTAL NET ASSETS--100.0%                                         $25,216,704
                                                                    ===========

----
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $28,638. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

               Unrealized appreciation..  $1,287,669
               Unrealized depreciation..    (403,840)
                                          ----------
               Net unrealized
               appreciation.............  $  883,829
                                          ==========

(b) Represents non-income producing securities.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                         Notes to Financial Statements
                               September 30, 1999

1. Organization:

  The BB&T Funds ("The Funds") commenced operations on October 5, 1992 and is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust.

  The Funds are authorized to issue an unlimited number of shares without par value. The Funds offer shares of the Prime Money Market Fund, the U.S. Treasury Money Market Fund, the Short-Intermediate U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund, the Growth and Income Stock Fund, the Balanced Fund, the Large Company Growth Fund, the Small Company Growth Fund, the International Equity Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, and the Capital Manager Growth Fund (referred to individually as a "Fund" and collectively as the "Funds"). The Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, and the Capital Manager Growth Fund are referred to as the "Funds of Funds". The Fund offers up to three classes of shares: Class A Shares, Class B Shares, and Trust Shares. Class B Shares are currently only offered in the Prime Money Market Fund, the U.S. Treasury Money Market Fund, the Intermediate U.S. Government Bond Fund, the Growth and Income Stock Fund, the Balanced Fund, the Large Company Growth Fund, the Small Company Growth Fund, the International Equity Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, and the Capital Manager Growth Fund. Class A Shares are offered with a front-end sales charge. Class B Shares are offered subject to a contingent deferred sales charge which varies based on the length of time Class B Shares are held. The contingent deferred sales charges are as follows:

           Years Since Purchase                  Percent
           --------------------                  -------
              0-1...............................  5.00%
              1-2...............................  4.00%
              2-4...............................  3.00%
              4-5...............................  2.00%
              5-6...............................  1.00%
              6 or more.........................  none

  Each class of shares has identical rights and privileges except with respect to the distribution fees borne by the Class A Shares and Class B Shares, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares. Sales of shares of the Funds may be made to customers of Branch Banking & Trust Company ("BB&T") and its affiliates, to all accounts of correspondent banks of BB&T and to the general public. BB&T serves as investment advisor to the Funds.

  The Prime Money Market Fund and the U.S. Treasury Money Market Fund (the "Money Market Funds") seek current income with liquidity and stability of principal. The Short-Intermediate U.S. Government Income Fund and the Intermediate U.S. Government Bond Fund seek current income consistent with the preservation of capital through investment in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund
                                   Continued

                              [LOGO OF BB&T FUNDS]

                               September 30, 1999

  and Virginia Intermediate Tax-Free Fund seek to produce a high level of current interest income that is exempt from both federal and North Carolina, South Carolina and Virginia state income tax, respectively. The Growth and Income Stock Fund seeks capital growth, current income or both, primarily through investments in stocks. The Balanced Fund seeks long-term capital growth and current income through investment in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds. The Large Company Growth Fund and the Small Company Growth Fund seek long-term capital appreciation through investments primarily in equity securities of growth companies. The International Equity Fund seeks long-term capital appreciation through investments primarily in equity securities of foreign issuers. The Capital Manager Conservative Growth Fund seeks capital appreciation and income by investing primarily in a group of diversified BB&T Funds which invest primarily in equity and fixed income securities. The Capital Manager Moderate Growth Fund seeks capital appreciation, and secondarily, income by investing primarily in a group of diversified BB&T Funds which invest primarily in equity and fixed income securities. The Capital Manager Growth Fund seeks capital appreciation by investing primarily in a group of diversified BB&T Funds which invest primarily in equity securities.

2. Significant Accounting Policies:

  The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  Securities Valuation:

  Investments of the money market funds are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

  Investments in common stocks, commercial paper, corporate bonds, municipal securities, U.S. Government securities, and U.S. Government agency securities of the variable net asset value funds are valued at their market values determined on the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. The Funds, excluding the Money Market Funds, may also use an independent pricing service approved by the Board of Trustees to value certain securities. Such prices reflect market values which may be established through the use of electronic and matrix techniques. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between cost and market values of investments are reflected as unrealized appreciation or depreciation.

  Foreign Currency Translation:

  The market value of investment securities and other assets and liabilities of the International Equity Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and
                                   Continued

                              [LOGO OF BB&T FUNDS]

                               September 30, 1999

  sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

  The International Equity Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of foreign securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates on securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in exchange rates.

  Forward Foreign Currency Exchange Contracts:

  The International Equity Fund may enter into forward foreign currency exchange contracts. The purpose of these contracts is to hedge against fluctuation in the value of the underlying currency of certain portfolio investments. A forward foreign currency exchange contract is an agreement to purchase or sell a specified currency at a specified price on a future date. Risks associated with the contract include changes in the value of the foreign currency relative to the U.S. dollar and/or the counterparty's potential inability to perform under the contract.

  The forward foreign currency exchange contracts are valued daily using the current exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Realized gains or losses are recognized when entering a closing or offsetting forward foreign currency contract with the same settlement date and broker.

  Risks Associated with Foreign Securities and Currencies:

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

  Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available in the International Equity Fund and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.
                                   Continued

                              [LOGO OF BB&T FUNDS]

                               September 30, 1999

  Futures Contracts:

  The Funds (except for the U.S. Treasury Money Market Fund) may engage in transactions in financial futures contracts in order to manage the risk of unanticipated changes in market values of securities held in the portfolio, or which it intends to purchase. Such transactions may be considered trading activity under generally accepted accounting principles. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those which are being considered for purchase. This investment involves, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular classes of instruments. Risks include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates. Risks may also arise if there is an illiquid secondary market for the instruments or due to the inability of counterparties to perform under the terms of the contract.

  Cash or securities are deposited with brokers in order to maintain a position. Subsequent payments made or received daily by the Fund based on the change in the market value of the position are recorded as a realized gain or loss.

  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

  To the extent that the Fund enters into futures contracts on an index or group of securities, the Fund exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index or group of securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount ("initial margin") equal to a certain percentage of the contract value with a broker. Subsequent payments ("variation margin") equal to changes in the daily settlement price or last sale on the exchanges where they trade are paid or received each day and are recorded as a gain or loss on futures contracts.

  The average market value of futures contracts held during the year ended September 30, 1999 was as follows:

                                                                      Average
   Fund                                                             Market Value
   ----                                                             ------------
   Small Company Growth Fund.......................................  $5,451,379

  Securities Transactions and Related Income:

  Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.
                                   Continued

                              [LOGO OF BB&T FUNDS]

                               September 30, 1999

  When-Issued and Forward Commitments:

  The Funds, with the exception of the U.S. Treasury Money Market Fund, may purchase securities on a "when-issued" basis. The Prime Money Market Fund, the Large Company Growth Fund, the Small Company Growth Fund, and the International Equity Fund may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the funds agree to purchase the securities. The Funds do not accrue interest or dividends on "when-issued" securities until the underlying securities are received. The Funds purchased securities on a "when-issued" basis during the year and the South Carolina Intermediate Tax-Free Fund held two "when-issued" securities as of September 30, 1999.

  Repurchase Agreements:

  Each Fund may enter into repurchase agreements with member banks of the Federal Deposit Insurance Corporation and with registered broker/dealers that BB&T deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian, another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

  Lending Portfolio Securities:

  To generate additional income, each Fund, except the North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund and the Virginia Intermediate Tax-Free Fund, may lend up to 33 1/3% of its total assets pursuant to agreements requiring that the loan be continuously secured by collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. Collateral for such loans may include cash, securities of the U.S. Government, or its agencies or instrumentalities, or any combination there of. Each Fund continues to earn interest and dividends on securities lent while simultaneously seeking to earn interest on the investment collateral.

  When cash is received as collateral for securities loaned, each Fund may invest such cash in short-term U.S. Government securities, repurchase agreements, or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Fund, offset by a corresponding liability to
                                   Continued

                              [LOGO OF BB&T FUNDS]

                               September 30, 1999

  repay the cash at the termination of the loan. In addition, the short-term securities purchased with the cash collateral are included in the accompanying schedules of portfolio investments. Fixed income securities received as collateral are not recorded as assets or liabilities of the Fund because the Fund does not have effective control of such securities.

  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by BB&T to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of BB&T, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. According to generally accepted accounting principles, a statement of cash flows is presented if the Fund lent out, on average, more than 10% of net assets during the year. Under this guideline, a statement of cash flows is presented for the Short-Intermediate U.S. Government Income Fund and the Intermediate U.S. Government Bond Fund. As of September 30, 1999, the following Funds had securities with the following market values on loan:

                                                                 Market Value
                                                   Market Value   of Loaned
                                                   of Collateral  Securities
                                                   ------------- ------------
   Short-Intermediate U.S. Government Income
    Fund.......................................... $ 37,892,497  $ 37,582,620
   Intermediate U.S. Government Bond Fund.........   55,963,750    55,171,680
   Growth and Income Stock Fund...................  124,062,703   121,526,394
   Balanced Fund..................................   38,937,050    37,550,724
   Large Company Growth Fund......................    4,610,200     4,558,994
   Small Company Growth Fund......................    3,024,600     3,047,400

  The Funds received cash collateral for securities loaned. This cash was invested in commercial paper, variable rate notes, investment companies and repurchase agreements at September 30, 1999.

  As disclosed in the schedules of portfolio investments, the following Funds invested cash collateral in a Lehman Brothers Tri-Party Repurchase Agreement with interest rate of 5.65% and a maturity date of 10/1/99 which was collaterialized by the following securities:

  Short-Intermediate U.S. Government Income Fund

                                                 Market
   Principal    Description                      Value
   ---------    -----------                      -----------
   $116,990,000 GNR 1999-18 SA, 2.93%, 5/16/29   $ 9,239,389
     32,910,000 GNR 1996-16 S, 3.19%, 1/16/10        954,894

  Intermediate U.S. Government Bond Fund

                                                 Market
   Principal    Description                      Value
   ---------    -----------                      -----------
   $10,200,000  Apreco, Inc., 0.00%, 12/10/99    $10,200,000

                                   Continued

                              [LOGO OF BB&T FUNDS]

                               September 30, 1999

  Growth and Income Stock Fund

    Principal   Description                                     Market Value
    ---------   -----------                                     ------------
   $ 53,685,000 GNR 1999-29 SC, 2.85%, 7/16/28                  $51,001,287

  Balanced Fund

    Principal   Description                                     Market Value
    ---------   -----------                                     ------------
   $     30,000 Concentric LTD, 0.00%, 5/13/04                  $    30,000
    579,312,156 PTAIO GMAC EXCESS, .77%, 6/1/20                       7,361
     12,600,000 Polaris Commercial Loan Master, .001%, 6/1/06    12,222,000
      3,000,000 Residential Reinsurance, 0.00%, 6/1/00            2,985,000
      2,137,400 RMSC 1993-6B D2, 0.00%, 12/29/31                    193,250
        243,400 SAMI 1998-7 B4, .001%, 6/25/28                      220,413
        243,400 SAMI 1998-7 B5, 0.00%, 6/25/28                      147,393
     10,000,000 SASC 1993-C1 D, 6.60%, 10/25/24                   9,693,981

  Large Company Growth Fund

    Principal   Description                                     Market Value
    ---------   -----------                                     ------------
   $  1,755,000 Concentric LTD, 0.00%, 5/13/04                  $ 1,755,000

  As disclosed in the schedules of portfolio investments, the following Funds invested cash collateral in a Lehman Brothers Tri-Party Repurchase Agreement with interest rate of 5.80% and a maturity date of 10/1/99 which was collateralized by the following securities:

  Short-Intermediate U.S. Government Income Fund

    Principal   Description                                     Market Value
    ---------   -----------                                     ------------
   $ 83,090,000 GNR 1996-16 S, 3.19%, 1/16/10                   $ 2,410,884
     18,107,000 FHR 208 AC, 0.00%, 6/15/03                        7,786,492

  Intermediate U.S. Government Bond Fund

    Principal   Description                                     Market Value
    ---------   -----------                                     ------------
   $ 15,300,000 Apreco, Inc., 0.00%, 12/10/99                   $15,300,000

  Growth and Income Stock Fund

    Principal   Description                                     Market Value
    ---------   -----------                                     ------------
   $  4,825,000 Apreco, Inc., 0.00%, 12/10/99                   $ 4,825,000
     33,935,000 Moriarty Limited, 0.00%, 11/17/99                33,935,000

                                   Continued

                              [LOGO OF BB&T FUNDS]

                               September 30, 1999

  Balanced Fund

    Principal  Description                                         Market Value
    ---------  -----------                                         ------------
   $15,000,000 CSB 1988-2 A, 0.00%, 3/1/18                          $1,085,031
    53,682,839 CSB 1988-3 A1, .001%, 3/1/18                            983,446
     4,000,000 CSB 1988-5 A, 0.00%, 6/1/18                             335,827
    10,026,189 CSB 1988-5 A, 0.00%, 6/1/18                           1,548,819
     2,581,000 Residential Accredit Loans, Inc., 6.50%, 11/28/28     1,585,639
       865,000 RAST, 6.75%, 8/25/28                                    581,264

  Large Company Growth Fund

    Principal  Description                                         Market Value
    ---------  -----------                                         ------------
   $ 1,520,000 RAST 1988-A8 BID, 6.75%, 8/25/28                     $1,021,412

  Dividends to Shareholders:

  Dividends from net investment income are declared daily and paid monthly for the Prime Money Market Fund, the U.S. Treasury Money Market Fund, the Short-Intermediate U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund, the North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund and the Virginia Intermediate Tax-Free Fund. Dividends from net investment income are declared and paid monthly for the Growth and Income Stock Fund and the Balanced Fund. Dividends from net investment income are declared and paid quarterly for the Large Company Growth Fund, the Small Company Growth Fund, the International Equity Fund, and the Funds of Funds. Distributable net realized capital gains, if any, are declared and distributed at least annually.

  The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.
                                   Continued

                              [LOGO OF BB&T FUNDS]

                               September 30, 1999

  As of September 30, 1999, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to capital:

                                                               Accumulated
                                                            Undistributed Net
                                         (Distributions in Realized Gain/(Loss)
                                            excess of)      on Investments and
                                         Undistributed Net   Foreign Currency
                                         Investment Income     Transactions
                                         ----------------- --------------------
   Short-Intermediate U.S. Government
    Income Fund........................      $ 102,745          $(102,745)
   Intermediate U.S. Government Bond
    Fund...............................        167,830           (167,830)
   North Carolina Intermediate Tax-Free
    Fund...............................          3,390             (3,390)
   Virginia Intermediate Tax-Free
    Fund...............................          2,700             (2,700)
   Balanced............................         24,662            (24,662)
   Large Company Growth Fund...........        156,265             (1,302)
   Small Company Growth Fund...........      1,201,101                 --
   International Equity Fund...........       (278,063)           278,063

  Federal Income Taxes:

  It is the policy of the Funds to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

  Other:

  Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Funds are prorated to the Funds on the basis of relative net assets. All expenses in connection with the Funds' organization and registration under the 1940 Act and the Securities Act of 1933 (with the exception of the Virginia Intermediate Tax-Free Fund) were paid by the respective Fund. Such expenses were capitalized and amortized over a period of two years commencing with the initial public offering.

  On June 30, 1998 the Funds adopted Statement of Position (SOP) 98-5, "Reporting on the Costs of Start-Up Activities." Under the provisions of SOP 98-5, costs associated with organizing a fund which commences operating subsequent to June 30, 1998, must be expensed as incurred and may not be amortized over future periods. Accordingly, costs incurred in connection with the organization of the Virginia Intermediate Tax-Free Fund were paid by BISYS Fund Services.
                                   Continued

                              [LOGO OF BB&T FUNDS]

                               September 30, 1999

3. Purchases and Sales of Securities:

  Purchases and sales of securities (excluding short-term securities) for the year ended September 30, 1999 are as follows:

                                                       Purchases      Sales
                                                      ------------ ------------
   Short-Intermediate U.S. Government Income Fund.... $154,380,305 $168,030,544
   Intermediate U.S. Government Bond Fund............  180,420,563  142,243,398
   North Carolina Intermediate Tax-Free Fund.........   36,337,222   32,438,931
   South Carolina Intermediate Tax-Free Fund.........   13,670,789   12,877,356
   Virginia Intermediate Tax-Free Fund (a)...........   23,231,089   21,265,421
   Growth and Income Stock Fund......................   61,938,770   87,028,900
   Balanced Fund.....................................   64,597,128   56,731,007
   Large Company Growth Fund.........................   65,865,476   56,554,768
   Small Company Growth Fund.........................  187,006,325  180,725,730
   International Equity Fund.........................   78,447,023   70,892,366
   Capital Manager Conservative Growth Fund..........   13,356,980    4,855,100
   Capital Manager Moderate Growth Fund..............    8,096,900    4,272,000
   Captial Manager Growth Fund.......................    4,985,900    4,151,000

  ----
  (a) For the period from May 17, 1999 (commencement of operations) to September 30, 1999.

4. Related Party Transactions:

  Investment advisory services are provided to the Funds by BB&T. Under the terms of the investment advisory agreement, BB&T is entitled to receive fees based on a percentage of the average net assets of each of the Funds. Pursuant to a Sub-Advisory Agreement with BB&T, BlackRock Financial Management, Inc., an indirect wholly-owned subsidiary of PNC Bank, National Association ("PNC Bank") manages the Small Company Growth Fund subject to the general supervision of the Funds' Board of Trustees and BB&T. For its services, BlackRock Financial Management, Inc. is entitled to a fee, payable by BB&T, at the following annual rates as a percentage of the Small Company Growth Fund's average daily net assets: (1) 0.50% of net assets up to $50 million, (2) 0.45% of the next $50 million in net assets, and (3) 0.40% of net assets in excess of $100 million.

  Pursuant to a Sub-Advisory agreement with BB&T, BlackRock International, Ltd. serves as the Sub-Advisor to the International Equity Fund. Under the agreement, BlackRock International, Ltd. manages the International Equity Fund subject to the general supervision of the Funds' Board of Trustees and BB&T. For its services, BlackRock International, Ltd. is entitled to a fee, payable by BB&T, at the following annual rates as a percentage of the International Equity Fund's average daily net assets: (1) 0.50% of net assets up to $50 million, (2) 0.45% of the next $50 million in net assets, and (3) 0.40% of the net assets over $100 million. Pursuant to a Sub-Advisory agreement with BB&T, BlackRock Institutional Management Corporation serves as the Sub-Advisor to the Prime Money Market Fund. Under the agreement, BlackRock Institutional
                                   Continued

                              [LOGO OF BB&T FUNDS]

                               September 30, 1999

  Management Corporation manages the Prime Money Market Fund subject to the general supervision of the Funds' Board of Trustees and BB&T. For its services, BlackRock Institutional Management Corporation is entitled to a fee, payable by BB&T, at 0.09% of the Prime Money Market Fund's average daily net assets.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc. BISYS, with whom certain trustees and officers of the Funds are affiliated, serves the Funds as administrator and distributor. Such officers and trustees are paid no fees directly by the Funds for serving as officers of the Funds. Fees payable to BISYS for administration services are established under terms of the administration contract at the annual rate of 0.20% of the average daily net assets of each Fund with the exception of the Funds of Funds which are charged a fee of 0.05% of the average daily net assets. BISYS Ohio serves the Funds as transfer agent and fund accountant.

  The Funds have adopted a Distribution and Shareholder Services Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides for payments to the distributor of up to 0.50% and 1.00% of the average daily net assets of the Class A Shares and Class B Shares, respectively. The fees may be used by BISYS to pay banks, including the advisor, broker dealers and other institutions. As distributor, BISYS is entitled to receive commissions on sales of shares of the variable net asset value funds. For the year ended September 30, 1999, BISYS received $2,042,607 from commissions earned on sales of shares of the Funds' variable net asset value funds, of which $1,380,984 was allowed to affiliated broker/dealers of the Funds.

  BB&T, BISYS, and BISYS Ohio may voluntarily reduce or reimburse fees to assist the Funds in maintaining competitive expense ratios. BB&T reimbursed the Prime Money Market Fund and the South Carolina Intermediate Tax-Free Fund $127 and $5,586, respectively.
                                   Continued

                              [LOGO OF BB&T FUNDS]

                               September 30, 1999

  Information regarding these transactions is as follows for the year ended September 30, 1999:

                                                                  Distribution Distribution    Fund
                              Investment Advisory  Administration     Fees         Fees     Accounting
                                     Fees               Fees        Class A      Class B       Fees
                             --------------------- -------------- ------------ ------------ ----------
                                As a
                             Percentage Voluntary    Voluntary     Voluntary    Voluntary   Voluntary
                             of Average    Fee          Fee           Fee          Fee         Fee
                             Net Assets Reductions   Reductions    Reductions   Reductions  Reductions
                             ---------- ---------- -------------- ------------ ------------ ----------
   Prime Money Market
   Fund....................      .40%   $  120,995    $ 83,812      $  8,759       $ --      $    --
   U.S. Treasury Money
   Market Fund.............      .40%      318,377     142,194       108,490         --           --
   Short-Intermediate U.S.
   Government Income Fund..      .60%      165,331      82,636        11,132         --           --
   Intermediate U.S.
   Government Bond Fund....      .60%      197,720         147         9,453         37           --
   North Carolina
   Intermediate Tax-Free
   Fund....................      .60%       83,853      41,928        47,243         --       20,002
   South Carolina
   Intermediate Tax-Free
   Fund....................      .60%       55,186      27,597         2,541         --       20,002
   Virginia Intermediate
   Tax-Free Fund (a).......      .60%       30,149      15,126            40                   7,460
   Growth and Income Stock
   Fund....................      .74%    1,162,144         260       106,041        200           --
   Balanced Fund...........      .74%      393,747          98        55,630        187           --
   Large Company Growth
   Fund....................      .74%      215,095         283         9,839         --           --
   Small Company Growth
   Fund....................     1.00%        1,227         244        28,100         67           --
   International Equity
   Fund....................     1.00%          770          --         4,083         --           --
   Capital Manager
   Conservative Growth
   Fund....................      .25%       62,521           4           865         65           --
   Capital Manager Moderate
   Growth Fund.............      .25%       52,251          --         3,981         72           --
   Capital Manager Growth
   Fund ...................      .25%       49,100          --         1,933         --           --

  ----
  (a) For the period May 17, 1999 (commencement of operations) to September 30, 1999.

5. Concentration of Credit Risk

  The North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund and the Virginia Intermediate Tax-Free Fund invest primarily in debt instruments of municipal issuers in the respective states. The issuers' abilities to meet their obligations may be affected by economic developments in a specific state or region.
                                   Continued

                              [LOGO OF BB&T FUNDS]

                               September 30, 1999

6. Capital Share Transactions:

  Transactions in capital shares for the Funds were as follows:

                                    Prime                     U.S. Treasury
                                Money Market                  Money Market
                                    Fund                          Fund
                         ----------------------------  ----------------------------
                            For the        For the        For the        For the
                          year ended    period ended    year ended     year ended
                         September 30,  September 30,  September 30,  September 30,
                             1999        1998(a)(b)        1999           1998
                         -------------  -------------  -------------  -------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
 issued................. $   8,840,718  $   6,606,837  $ 126,910,127  $  88,087,627
 Dividends reinvested...       144,220         45,693      1,741,054      1,697,458
 Cost of shares re-
 deemed.................    (6,852,933)    (3,390,007)  (127,887,932)   (80,848,886)
                         -------------  -------------  -------------  -------------
 Change in net assets
 from Class A Share
 transactions........... $   2,132,005  $   3,262,523  $     763,249  $   8,936,199
                         =============  =============  =============  =============
Class B Shares:
 Proceeds from shares
 issued................. $  14,771,996  $     300,010  $   2,908,678  $   1,533,442
 Dividends reinvested...         9,984             --         44,123         48,607
 Cost of shares re-
 deemed.................    (5,690,911)            --     (1,943,945)    (1,828,809)
                         -------------  -------------  -------------  -------------
 Change in net assets
 from Class B Share
 transactions........... $   9,091,069  $     300,010  $   1,008,856  $    (246,760)
                         =============  =============  =============  =============
Trust Class Shares:
 Proceeds from shares
 issued................. $ 148,779,482  $ 193,347,394  $ 458,159,592  $ 397,566,766
 Dividends reinvested...            --          2,882      2,723,204      2,591,520
 Cost of shares re-
 deemed.................  (130,059,657)  (155,576,517)  (414,094,480)  (431,201,888)
                         -------------  -------------  -------------  -------------
 Change in net assets
 from Trust Share trans-
 actions................ $  18,719,825  $  37,773,759  $  46,788,316  $ (31,043,602)
                         =============  =============  =============  =============
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................     8,840,718      6,606,838    126,910,127     88,087,627
 Reinvested.............       144,220         45,693      1,741,054      1,697,458
 Redeemed...............    (6,852,933)    (3,390,007)  (127,887,933)   (80,848,885)
                         -------------  -------------  -------------  -------------
 Change in Class A
 Shares.................     2,132,005      3,262,524        763,248      8,936,200
                         =============  =============  =============  =============
Class B Shares:
 Issued.................    14,771,996        300,010      2,908,677      1,533,441
 Reinvested.............         9,984             --         44,123         48,607
 Redeemed...............    (5,690,911)            --     (1,943,944)    (1,828,809)
                         -------------  -------------  -------------  -------------
 Change in Class B
 Shares.................     9,091,069        300,010      1,008,856       (246,761)
                         =============  =============  =============  =============
Trust Class Shares:
 Issued.................   148,779,482    193,347,394    458,159,592    397,566,766
 Reinvested.............            --          2,882      2,723,204      2,591,520
 Redeemed...............  (130,059,657)  (155,576,517)  (414,094,480)  (431,201,888)
                         -------------  -------------  -------------  -------------
 Change in Trust
 Shares.................    18,719,825     37,773,759     46,788,316    (31,043,602)
                         =============  =============  =============  =============

----
(a) The Fund commenced operations on October 1, 1997.
(b) The Fund commenced offering Class B shares on September 2, 1998.
                                   Continued

                              [LOGO OF BB&T FUNDS]

                               September 30, 1999

                                   Short-
                                Intermediate                Intermediate U.S.
                               U.S. Government                 Government
                                 Income Fund                    Bond Fund
                         ----------------------------  ----------------------------
                            For the        For the        For the        For the
                          Year ended     Year ended     Year ended     Year ended
                         September 30,  September 30,  September 30,  September 30,
                             1999           1998           1999           1998
                         -------------  -------------  -------------  -------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
 issued................. $  1,289,374   $    192,328   $  1,339,933   $    950,380
 Dividends reinvested...      172,172        177,946        188,814        164,571
 Cost of shares re-
 deemed.................   (1,121,205)    (1,181,875)    (2,452,023)    (1,072,325)
                         ------------   ------------   ------------   ------------
 Change in net assets
 from Class A Share
 transactions........... $    340,341   $   (811,601)  $   (923,276)  $     42,626
                         ============   ============   ============   ============
Class B Shares:
 Proceeds from shares
 issued.................           --             --   $  1,856,430   $    694,364
 Dividends reinvested...           --             --         81,359         31,042
 Cost of shares re-
 deemed.................           --             --       (413,844)      (107,776)
                         ------------   ------------   ------------   ------------
 Change in net assets
 from Class B Share
 transactions...........           --             --   $  1,523,945   $    617,630
                         ============   ============   ============   ============
Trust Class Shares:
 Proceeds from shares
 issued................. $ 52,461,643   $ 73,529,580   $ 90,515,306   $ 75,881,763
 Dividends reinvested...      387,596        367,365      3,071,777      2,885,452
 Cost of shares re-
 deemed.................  (36,082,594)   (24,841,396)   (50,389,065)   (48,000,300)
                         ------------   ------------   ------------   ------------
 Change in net assets
 from Trust Share trans-
 actions................ $ 16,766,645   $ 49,055,549   $ 43,198,018   $ 30,766,915
                         ============   ============   ============   ============
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................      132,382         19,489        131,719         93,931
 Reinvested.............       17,513         18,128         18,588         16,400
 Redeemed...............     (115,052)      (120,560)      (240,944)      (106,747)
                         ------------   ------------   ------------   ------------
 Change in Class A
 Shares.................       34,843        (82,943)       (90,637)         3,584
                         ============   ============   ============   ============
Class B Shares:
 Issued.................           --             --        186,307         68,849
 Reinvested.............           --             --          8,085          3,099
 Redeemed...............           --             --        (42,205)       (10,797)
                         ------------   ------------   ------------   ------------
 Change in Class B
 Shares.................           --             --        152,187         61,151
                         ============   ============   ============   ============
Trust Class Shares:
 Issued.................    5,339,894      7,511,307      9,053,837      7,597,248
 Reinvested.............       39,422         37,398        303,294        287,298
 Redeemed...............   (3,669,679)    (2,526,173)    (4,990,144)    (4,759,077)
                         ------------   ------------   ------------   ------------
 Change in Trust
 Shares.................    1,709,637      5,022,532      4,366,987      3,125,469
                         ============   ============   ============   ============

                                   Continued

                              [LOGO OF BB&T FUNDS]

                               September 30, 1999

                               North Carolina                South Carolina
                         Intermediate Tax-Free Fund    Intermediate Tax-Free Fund
                         ----------------------------  ---------------------------
                            For the        For the        For the       For the
                          year ended     year ended     year ended   period ended
                         September 30,  September 30,  September 30, September 30,
                             1999           1998           1999         1998(a)
                         -------------  -------------  ------------- -------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
 issued................. $  8,174,924   $  3,137,339    $ 1,082,689   $   291,303
 Dividends reinvested...      508,644        327,585         21,108         3,952
 Cost of shares re-
 deemed.................   (5,695,033)    (1,548,708)      (190,511)       (5,000)
                         ------------   ------------    -----------   -----------
 Change in net assets
 from Class A Share
 transactions........... $  2,988,535   $  1,916,216    $   913,286   $   290,255
                         ============   ============    ===========   ===========
Trust Class Shares:
 Proceeds from shares
 issued................. $ 18,232,656   $ 32,628,455    $ 3,179,820   $25,450,134
 Dividends reinvested...           --         36,980             --         5,687
 Cost of shares re-
 deemed.................  (16,923,332)   (22,227,082)    (3,959,304)   (8,029,967)
                         ------------   ------------    -----------   -----------
 Change in net assets
 from Trust Share trans-
 actions................ $  1,309,324   $ 10,438,353    $  (779,484)  $17,425,854
                         ============   ============    ===========   ===========
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................      797,867        302,092        106,752        28,435
 Reinvested.............       49,458         31,718          2,086           385
 Redeemed...............     (565,397)      (149,421)       (18,833)         (489)
                         ------------   ------------    -----------   -----------
 Change in Class A
 Shares.................      281,928        184,389         90,005        28,331
                         ============   ============    ===========   ===========
Trust Class Shares:
 Issued.................    1,790,660      3,171,581        315,919     2,534,229
 Reinvested.............           --          3,599             --           566
 Redeemed...............   (1,646,273)    (2,146,354)      (395,464)     (782,561)
                         ------------   ------------    -----------   -----------
 Change in Trust
 Shares.................      144,387      1,028,826        (79,545)    1,752,234
                         ============   ============    ===========   ===========

----
(a) For the period from October 20, 1997 (commencement of operations) through September 30, 1998.
                                   Continued

                              [LOGO OF BB&T FUNDS]

                               September 30, 1999

                                        Virginia
                                      Intermediate        Growth and Income
                                      Tax-Free Fund          Stock Fund
                                      -------------  ----------------------------
                                         For the        For the        For the
                                      period ended    year ended     year ended
                                      September 30,  September 30,  September 30,
                                         1999(a)         1999           1998
                                      -------------  -------------  -------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued......... $     75,507   $  6,320,172   $ 11,309,607
 Dividends reinvested................          219      2,181,851      2,764,969
 Cost of shares redeemed.............           --    (12,271,770)    (5,601,439)
                                      ------------   ------------   ------------
 Change in net assets from Class A
 Share transactions.................. $     75,726   $ (3,769,747)  $  8,473,137
                                      ============   ============   ============
Class B Shares:
 Proceeds from shares issued.........           --   $  8,325,365   $ 19,294,501
 Dividends reinvested................           --      1,656,594      1,383,073
 Cost of shares redeemed.............           --     (5,576,977)    (2,045,175)
                                      ------------   ------------   ------------
 Change in net assets from Class B
 Share transactions..................           --   $  4,404,982   $ 18,632,399
                                      ============   ============   ============
Trust Class Shares:
 Proceeds from shares issued......... $ 85,116,364   $ 92,724,798   $133,771,433
 Dividends reinvested................           --      9,088,063     11,462,995
 Cost of shares redeemed.............   (3,000,806)   (93,528,869)   (79,207,902)
                                      ------------   ------------   ------------
 Change in net assets from Trust
 Share transactions.................. $ 82,115,558   $  8,283,992   $ 66,026,526
                                      ============   ============   ============
SHARE TRANSACTIONS:
Class A Shares:
 Issued..............................        6,838        305,936        557,701
 Reinvested..........................           20        107,276        143,264
 Redeemed............................           --       (598,229)      (282,239)
                                      ------------   ------------   ------------
 Change in Class A Shares............        6,858       (185,017)       418,726
                                      ============   ============   ============
Class B Shares:
 Issued..............................           --        405,101        956,590
 Reinvested..........................           --         81,928         72,036
 Redeemed............................           --       (271,160)      (104,546)
                                      ------------   ------------   ------------
 Change in Class B Shares............           --        215,869        924,080
                                      ============   ============   ============
Trust Class Shares:
 Issued..............................    7,578,336      4,568,228      6,755,500
 Reinvested..........................           --        445,664        591,985
 Redeemed............................     (271,258)    (4,521,898)    (3,959,333)
                                      ------------   ------------   ------------
 Change in Trust Shares..............    7,307,078        491,994      3,388,152
                                      ============   ============   ============

----
(a) For the period from May 17, 1999 (commencement of operations) through September 30, 1999.
                                   Continued

                              [LOGO OF BB&T FUNDS]

                               September 30, 1999

                                  Balanced                    Large Company
                                    Fund                       Growth Fund
                         ----------------------------  ----------------------------
                            For the        For the        For the        For the
                          year ended     year ended     year ended    period ended
                         September 30,  September 30,  September 30,  September 30,
                             1999           1998           1999          1998(a)
                         -------------  -------------  -------------  -------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
 issued................. $  3,507,718   $  7,590,706   $  3,990,667   $  2,203,499
 Dividends reinvested...    1,612,593      1,073,391        123,138          2,142
 Cost of shares
 redeemed...............   (5,876,168)    (4,132,034)      (694,002)       (90,348)
                         ------------   ------------   ------------   ------------
 Change in net assets
 from Class A Share
 transactions........... $   (755,857)  $  4,532,063   $  3,419,803   $  2,115,293
                         ============   ============   ============   ============
Class B Shares:
 Proceeds from shares
 issued................. $  8,086,591   $  9,624,926   $  7,867,231   $  4,439,304
 Dividends reinvested...    1,179,731        407,643        275,410          2,680
 Cost of shares
 redeemed...............   (2,574,249)    (1,109,354)      (998,677)      (119,504)
                         ------------   ------------   ------------   ------------
 Change in net assets
 from Class B Share
 transactions........... $  6,692,073   $  8,923,215   $  7,143,964   $  4,322,480
                         ============   ============   ============   ============
Trust Class Shares:
 Proceeds from shares
 issued................. $ 22,201,143   $ 36,729,601   $ 42,112,134   $ 88,420,885
 Dividends reinvested...    6,382,802      3,958,651         61,859          8,366
 Cost of shares
 redeemed...............  (16,913,945)   (21,343,897)   (16,078,382)   (35,759,154)
                         ------------   ------------   ------------   ------------
 Change in net assets
 from Trust Share
 transactions........... $ 11,670,000   $ 19,344,355   $ 26,095,611   $ 52,670,097
                         ============   ============   ============   ============
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................      242,216        542,438        342,286        210,050
 Reinvested.............      112,288         77,637         11,626            210
 Redeemed...............     (408,749)      (297,325)       (61,035)        (8,713)
                         ------------   ------------   ------------   ------------
 Change in Class A
 Shares.................      (54,245)       322,750        292,877        201,547
                         ============   ============   ============   ============
Class B Shares:
 Issued.................      564,554        684,576        683,822        427,380
 Reinvested.............       82,552         29,651         26,129            272
 Redeemed...............     (179,654)       (79,403)       (86,488)       (11,650)
                         ------------   ------------   ------------   ------------
 Change in Class B
 Shares.................      467,452        634,824        623,463        416,002
                         ============   ============   ============   ============
Trust Class Shares:
 Issued.................    1,547,586      2,629,189      3,632,275      8,894,685
 Reinvested.............      445,292        287,018          5,824            842
 Redeemed...............   (1,174,036)    (1,528,960)    (1,371,709)    (3,603,029)
                         ------------   ------------   ------------   ------------
 Change in Trust
 Shares.................      818,842      1,387,247      2,266,390      5,292,498
                         ============   ============   ============   ============

----
(a) For the period from October 3, 1997 (commencement of operations) through September 30, 1998.
                                   Continued

                              [LOGO OF BB&T FUNDS]

                               September 30, 1999

                                Small Company                 International
                                 Growth Fund                   Equity Fund
                         ----------------------------  ----------------------------
                            For the        For the        For the        For the
                          year ended     year ended     year ended     year ended
                         September 30,  September 30,  September 30,  September 30,
                             1999           1998           1999           1998
                         -------------  -------------  -------------  -------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
 issued................. $ 77,265,660   $ 38,525,136   $    559,154    $   722,522
 Dividends reinvested...           --        166,111         26,800         21,801
 Cost of shares re-
 deemed.................  (80,169,893)   (38,915,077)      (344,011)       (72,663)
                         ------------   ------------   ------------    -----------
 Change in net assets
 from Class A Share
 transactions........... $ (2,904,233)  $   (223,830)  $    241,943    $   671,660
                         ============   ============   ============    ===========
Class B Shares:
 Proceeds from shares
 issued................. $  1,586,635   $  3,614,978   $    498,182    $ 1,222,446
 Dividends reinvested...           --        128,534         36,730         31,847
 Cost of shares re-
 deemed.................   (2,571,977)    (1,255,729)      (560,459)      (225,132)
                         ------------   ------------   ------------    -----------
 Change in net assets
 from Class B Share
 transactions........... $   (985,342)  $  2,487,783   $    (25,547)   $ 1,029,161
                         ============   ============   ============    ===========
Trust Class Shares:
 Proceeds from shares
 issued................. $ 32,958,723   $ 48,565,796   $ 24,995,842    $36,031,578
 Dividends reinvested...           --        448,590        417,850        522,726
 Cost of shares re-
 deemed.................  (23,736,534)   (23,595,445)   (17,448,374)    (9,432,531)
                         ------------   ------------   ------------    -----------
 Change in net assets
 from Trust Share trans-
 actions................ $  9,222,189   $ 25,418,941   $  7,965,318    $27,121,773
                         ============   ============   ============    ===========
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................    3,592,160      1,884,457         48,478         63,018
 Reinvested.............           --          8,052          2,462          2,033
 Redeemed...............   (3,677,582)    (1,895,528)       (30,905)        (6,464)
                         ------------   ------------   ------------    -----------
 Change in Class A
 Shares.................      (85,422)        (3,019)        20,035         58,587
                         ============   ============   ============    ===========
Class B Shares:
 Issued.................       77,396        172,660         43,393        108,028
 Reinvested.............           --          6,322          3,408          3,026
 Redeemed...............     (123,241)       (61,803)       (49,342)       (20,736)
                         ------------   ------------   ------------    -----------
 Change in Class B
 Shares.................      (45,845)       117,179         (2,541)        90,318
                         ============   ============   ============    ===========
Trust Class Shares:
 Issued.................    1,601,445      2,293,230      2,102,842      3,218,535
 Reinvested.............           --         21,546         38,139         48,620
 Redeemed...............   (1,098,270)    (1,124,540)    (1,454,123)      (841,292)
                         ------------   ------------   ------------    -----------
 Change in Trust
 Shares.................      503,175      1,190,236        686,858      2,425,863
                         ============   ============   ============    ===========

                                   Continued

                              [LOGO OF BB&T FUNDS]

                               September 30, 1999

                               Capital Manager             Capital Manager
                                Conservative               Moderate Growth
                                 Growth Fund                    Fund
                         --------------------------- ---------------------------
                            For the       For the       For the       For the
                          year ended   period ended   year ended   period ended
                         September 30, September 30, September 30, September 30,
                            1999(b)       1998(a)       1999(b)       1998(a)
                         ------------- ------------- ------------- -------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
 issued.................  $   409,402   $   120,882   $  666,015    $ 1,214,302
 Dividends reinvested...       10,103           294       67,177            292
 Cost of shares re-
 deemed.................       (6,750)           --     (342,290)        (5,833)
                          -----------   -----------   ----------    -----------
 Change in net assets
 from Class A Share
 transactions...........  $   412,755   $   121,176   $  390,902    $ 1,208,761
                          ===========   ===========   ==========    ===========
Class B Shares:
 Proceeds from shares
 issued.................  $   112,121            --   $  196,189             --
 Dividends reinvested...          902            --        1,271             --
 Cost of shares re-
 deemed.................       (1,253)           --           (5)            --
                          -----------   -----------   ----------    -----------
 Change in net assets
 from Class B Share
 transactions...........  $   111,770            --   $  197,455             --
                          ===========   ===========   ==========    ===========
Trust Class Shares:
 Proceeds from shares
 issued.................  $10,346,198   $23,613,564   $3,571,247    $22,001,572
 Dividends reinvested...      117,555            25       13,704             18
 Cost of shares re-
 deemed.................   (2,372,370)       (7,488)    (189,439)            --
                          -----------   -----------   ----------    -----------
 Change in net assets
 from Trust Share trans-
 actions................  $ 8,091,383   $23,606,101   $3,395,512    $22,001,590
                          ===========   ===========   ==========    ===========
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................       39,088        11,769       62,893        116,838
 Reinvested.............          963            28        6,391             28
 Redeemed...............         (637)           --      (32,057)          (589)
                          -----------   -----------   ----------    -----------
 Change in Class A
 Shares.................       39,414        11,797       37,227        116,277
                          ===========   ===========   ==========    ===========
Class B Shares:
 Issued.................       10,615            --       18,381             --
 Reinvested.............           84            --          117             --
 Redeemed...............         (117)           --           --             --
                          -----------   -----------   ----------    -----------
 Change in Class B
 Shares.................       10,582            --       18,498             --
                          ===========   ===========   ==========    ===========
Trust Class Shares:
 Issued.................      978,110     2,358,118      331,505      2,200,157
 Reinvested.............       11,077             3        1,272              2
 Redeemed...............     (223,419)         (735)     (17,468)            --
                          -----------   -----------   ----------    -----------
 Change in Trust
 Shares.................      765,768     2,357,386      315,309      2,200,159
                          ===========   ===========   ==========    ===========

----
(a) The Fund commenced offering Trust Shares on October 2, 1997 and Class A Shares on January 29, 1998.
(b) The Fund commenced offering Class B Shares on January 29, 1999.
                                   Continued

                              [LOGO OF BB&T FUNDS]

                               September 30, 1999

                                                          Capital Manager
                                                            Growth Fund
                                                    ---------------------------
                                                       For the       For the
                                                     year ended   period ended
                                                    September 30, September 30,
                                                       1999(b)       1998(a)
                                                    ------------- -------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued.......................   $ 959,556    $   298,699
 Dividends reinvested..............................      28,038            979
 Cost of shares redeemed...........................    (310,922)            --
                                                      ---------    -----------
 Change in net assets from Class A Share transac-
 tions.............................................   $ 676,672    $   299,678
                                                      =========    ===========
Class B Shares:
 Proceeds from shares issued.......................   $ 176,179             --
 Dividends reinvested..............................         142             --
 Cost of shares redeemed...........................      (7,686)            --
                                                      ---------    -----------
 Change in net assets from Class B Share transac-
 tions.............................................   $ 168,635             --
                                                      =========    ===========
Trust Class Shares:
 Proceeds from shares issued.......................   $ 300,467    $22,091,640
 Dividends reinvested..............................       2,841            168
 Cost of shares redeemed...........................     (65,657)            --
                                                      ---------    -----------
 Change in net assets from Trust Share transac-
 tions.............................................   $ 237,651    $22,091,808
                                                      =========    ===========
SHARE TRANSACTIONS:
Class A Shares:
 Issued............................................      89,234         28,479
 Reinvested........................................       2,662             93
 Redeemed..........................................     (28,686)            --
                                                      ---------    -----------
 Change in Class A Shares..........................      63,210         28,572
                                                      =========    ===========
Class B Shares:
 Issued............................................      15,856             --
 Reinvested........................................          13             --
 Redeemed..........................................        (716)            --
                                                      ---------    -----------
 Change in Class B Shares..........................      15,153             --
                                                      =========    ===========
Trust Class Shares:
 Issued............................................      27,938      2,208,722
 Reinvested........................................         266             16
 Redeemed..........................................      (5,940)           --
                                                      ---------    -----------
 Change in Trust Shares............................      22,264      2,208,738
                                                      =========    ===========

----
(a) The Fund commenced offering Trust Shares on October 2, 1997 and Class A Shares on January 29, 1998.
(b) The Fund commenced offering Class B Shares on January 29, 1999.
                                   Continued

                              [LOGO OF BB&T FUNDS]

                               September 30, 1999

7. Federal Income Taxes:

  At September 30, 1999 the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations:

                                                                 Amount  Expires
                                                                -------- -------
   Prime Money Market Fund..................................... $    891  2007
   Short-Intermediate U.S. Government Income Fund..............  453,923  2004
   Short-Intermediate U.S. Government Income Fund..............  126,693  2005
   Short-Intermediate U.S. Government Income Fund..............   20,229  2006

  It is the intent of the Funds to use these carryforwards to offset future capital gains.

  During the fiscal year ended September 30, 1999, the Funds declared long-term capital gain distributions as follows:

                                                                      Amount
                                                                    -----------
   Intermediate U.S. Government Bond Fund.......................... $ 1,959,650
   North Carolina Intermediate Tax-Free Fund.......................     592,522
   South Carolina Intermediate Tax-Free Fund.......................      44,180
   Growth and Income Stock Fund....................................  18,738,871
   Balanced Fund...................................................   6,906,442
   Large Company Growth Fund.......................................   3,608,591
   International Equity Fund.......................................   1,147,118
   Capital Manager Conservative Growth Fund........................     381,696
   Capital Manager Moderate Growth.................................     534,394
   Capital Manager Growth Fund.....................................     652,815

  For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended September 30, 1999 qualify for the corporate dividends received deduction for the following funds:

                                                                     (Unaudited)
                                                                     Percentage
                                                                     -----------
   Growth and Income Stock Fund.....................................   100.00%
   Balanced Fund....................................................    41.53%
   Capital Manager Conservative Growth Fund.........................     2.36%
   Capital Manager Moderate Growth..................................     2.89%
   Capital Manager Growth Fund......................................     2.22%

                                   Continued

                              [LOGO OF BB&T FUNDS]

                               September 30, 1999

  During the fiscal year ended September 30, 1999, the following funds declared tax-exempt income distributions:

                                                                    (Unaudited)
                                                                     Tax-Exempt
                                                                    Distribution
                                                                    ------------
   North Carolina Intermediate Tax-Free Fund.......................  $3,391,889
   South Carolina Intermediate Tax-Free Fund.......................     708,587
   Virginia Intermediate Tax-Free Fund (a).........................     986,607

  Capital and foreign currency losses incurred after October 31st, within a Fund's fiscal year, are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer such capital losses and foreign currency losses:

                                                                    (Unaudited)
                                                                    Post-October
                                                                       Losses
                                                                    ------------
   Short-Intermediate U.S. Government Income Fund..................   $578,960
   North Carolina Intermediate Tax-Free Fund.......................    177,604
   South Carolina Intermediate Tax-Free Fund.......................     32,954
   Virginia Intermediate Tax-Free Fund (a).........................    191,046
   International Equity Fund.......................................     97,857

  ----
  (a)For the period from May 17, 1999 (commencement of operations) to September 30, 1999.

8. Conversion of Common Trust Funds:

  On May 17, 1999, the BB&T Virginia Intermediate Tax-Free Fund issued Trust shares in a tax-free conversion to acquire the assets and liabilities of the Piedmont Tax Exempt Income Fund. The following is a summary of the Trust shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

   Trust Shares....................................................   7,361,022
   Net assets of Mutual Fund before the acquisition................ $         0
   Net assets acquired............................................. $82,712,143
   Net asset value of shares issued................................ $     11.24
   Unrealized appreciation......................................... $ 1,897,652

  On April 1, 1999, the BB&T Short-Intermediate U.S. Government Income Fund issued Trust shares in a tax-free conversion to acquire the assets and liabilities of the Piedmont Bond & Mortgage Fund. The following is a summary of the Trust shares issued, net assets acquired, net asset value per share and unrealized appreciation as the date acquired:

   Trust Shares...................................................    1,679,221
   Net assets of Mutual Fund before the acquisition............... $159,119,710
   Net assets acquired............................................ $ 16,523,926
   Net asset value of shares issued............................... $       9.84
   Unrealized appreciation........................................ $     30,580

                                   Continued

                              [LOGO OF BB&T FUNDS]

                               September 30, 1999

On April 1, 1999, the BB&T Growth and Income Stock Fund and the BB&T Large Company Growth Fund issued Trust shares in a tax-free conversion to acquire the assets and liabilities of the Piedmont Common Stock Fund. The following is a summary of the Trust shares issued, net assets acquired, net asset value per share and unrealized appreciation as the date acquired:

   Growth and Income Stock Fund
     Trust Shares.................................................    1,118,347
     Net assets of Mutual Fund before the acquisition............. $445,470,130
     Net assets acquired.......................................... $ 21,964,335
     Net asset value of shares issued............................. $      19.64
     Unrealized appreciation...................................... $  4,423,791

   Large Company Growth Fund
     Trust Shares..................................................   1,850,407
     Net assets of Mutual Fund before the acquisition.............. $79,379,317
     Net assets acquired........................................... $21,964,335
     Net asset value of shares issued.............................. $     11.87
     Unrealized appreciation....................................... $15,103,252

                                   Continued

                              [LOGO OF BB&T FUNDS]

PRIME MONEY MARKET FUND
Class A Shares
                              Financial Highlights

                                                        For the     October 1,
                                                      year ended      1997 to
                                                     September 30, September 30,
                                                         1999        1998 (a)
                                                     ------------- -------------
Net Asset Value, Beginning of Period...............     $ 1.000       $ 1.000
                                                        -------       -------
Investment Activities
 Net investment income.............................       0.043         0.048
                                                        -------       -------
  Total from Investment Activities.................       0.043         0.048
                                                        -------       -------
Distributions
 Net investment income.............................      (0.043)       (0.048)
                                                        -------       -------
  Total Distributions..............................      (0.043)       (0.048)
                                                        -------       -------
Net Asset Value, End of Period.....................     $ 1.000       $ 1.000
                                                        =======       =======
Total Return.......................................        4.42%         4.93%
Ratios/Supplementary Data:
 Net Assets, End of Period (000)...................     $ 5,395       $ 3,262
 Ratio of expenses to average net assets...........        0.80%         0.83%
 Ratio of net investment income to average net as-
 sets..............................................        4.34%         4.83%
 Ratio of expenses to average net assets*..........        1.39%         1.43%
 Ratio of net investment income to average net as-
 sets*.............................................        3.75%         4.23%

----
 * During the period, certain fees were voluntarily reduced or reimbursed. If such fee reductions or reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                                         PRIME MONEY MARKET FUND
                                                                  Class B Shares
                              Financial Highlights

                                                       For the    September 2,
                                                     year ended      1998 to
                                                    September 30, September 30,
                                                        1999        1998 (a)
                                                    ------------- -------------
Net Asset Value, Beginning of Period..............     $ 1.000       $ 1.000
                                                       -------       -------
Investment Activities
 Net investment income............................       0.036         0.003
                                                       -------       -------
  Total from Investment Activities................       0.036         0.003
                                                       -------       -------
Distributions
 Net investment income............................      (0.036)       (0.003)
                                                       -------       -------
  Total Distributions.............................      (0.036)       (0.003)
                                                       -------       -------
Net Asset Value, End of Period....................     $ 1.000       $ 1.000
                                                       =======       =======
Total Return (excludes redemption charge).........        3.64%         0.32%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)..................     $ 9,391       $   300
 Ratio of expenses to average net assets..........        1.56%         1.64%(c)
 Ratio of net investment income to average net as-
 sets.............................................        3.58%         3.98%(c)
 Ratio of expenses to average net assets*.........        1.89%         1.99%(c)
 Ratio of net investment income to average net as-
 sets*............................................        3.25%         3.63%(c)

----
 * During the period, certain fees were voluntarily reduced or reimbursed. If such fee reductions or reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

PRIME MONEY MARKET FUND
Trust Shares
                              Financial Highlights

                                                        For the     October 1,
                                                      year ended      1997 to
                                                     September 30, September 30,
                                                         1999        1998 (a)
                                                     ------------- -------------
Net Asset Value, Beginning of Period...............     $ 1.000       $ 1.000
                                                        -------       -------
Investment Activities
 Net investment income.............................       0.046         0.051
                                                        -------       -------
  Total from Investment Activities.................       0.046         0.051
                                                        -------       -------
Distributions
 Net investment income.............................      (0.046)       (0.051)
                                                        -------       -------
  Total Distributions..............................      (0.046)       (0.051)
                                                        -------       -------
Net Asset Value, End of Period.....................     $ 1.000       $ 1.000
                                                        =======       =======
Total Return.......................................        4.69%         5.23%
Ratios/Supplementary Data:
 Net Assets, End of Period (000)...................     $56,492       $37,769
 Ratio of expenses to average net assets...........        0.54%         0.55%
 Ratio of net investment income to average net as-
 sets..............................................        4.57%         5.11%
 Ratio of expenses to average net assets*..........        0.88%         0.91%
 Ratio of net investment income to average net as-
 sets*.............................................        4.23%         4.75%

----
 * During the period, certain fees were voluntarily reduced or reimbursed. If such fee reductions or reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                                 U.S. TREASURY MONEY MARKET FUND
                                                                  Class A Shares
                              Financial Highlights

                                          For the year ended September 30,
                                    -------------------------------------------
                                     1999     1998     1997     1996     1995
                                    -------  -------  -------  -------  -------
Net Asset Value, Beginning of Pe-
riod..............................  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                                    -------  -------  -------  -------  -------
Investment Activities
 Net investment income............    0.040    0.046    0.044    0.044    0.047
                                    -------  -------  -------  -------  -------
  Total from Investment Activi-
  ties............................    0.040    0.046    0.044    0.044    0.047
                                    -------  -------  -------  -------  -------
Distributions
 Net investment income............   (0.040)  (0.046)  (0.044)  (0.044)  (0.047)
                                    -------  -------  -------  -------  -------
  Total Distributions.............   (0.040)  (0.046)  (0.044)  (0.044)  (0.047)
                                    -------  -------  -------  -------  -------
Net Asset Value, End of Period....  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                                    =======  =======  =======  =======  =======
Total Return......................     4.08%    4.75%    4.50%    4.49%    4.81%
Ratios/Supplementary Data:
 Net Assets, End of Period (000)..  $42,241  $41,478  $32,541  $27,931  $13,948
 Ratio of expenses to average net
 assets...........................     0.84%    0.86%    0.95%    0.99%    0.98%
 Ratio of net investment income to
 average net assets...............     4.00%    4.65%    4.41%    4.37%    4.81%
 Ratio of expenses to average net
 assets*..........................     1.23%    1.26%    1.25%    1.25%    1.24%
 Ratio of net investment income to
 average net assets*..............     3.61%    4.25%    4.11%    4.11%    4.55%

----
* During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

U.S. TREASURY MONEY MARKET FUND
Class B Shares
                              Financial Highlights

                             For the       For the       For the     January 1,
                           year ended    year ended    year ended      1996 to
                          September 30, September 30, September 30, September 30,
                              1999          1998          1997        1996 (a)
                          ------------- ------------- ------------- -------------
Net Asset Value, Begin-
ning of Period..........     $ 1.000       $ 1.000       $ 1.000       $ 1.000
                             -------       -------       -------       -------
Investment Activities
 Net investment income..       0.033         0.039         0.036         0.025
                             -------       -------       -------       -------
  Total from Investment
  Activities............       0.033         0.039         0.036         0.025
                             -------       -------       -------       -------
Distributions
 Net investment income..      (0.033)       (0.039)       (0.036)       (0.025)
                             -------       -------       -------       -------
  Total Distributions...      (0.033)       (0.039)       (0.036)       (0.025)
                             -------       -------       -------       -------
Net Asset Value, End of
Period..................     $ 1.000       $ 1.000       $ 1.000       $ 1.000
                             =======       =======       =======       =======
Total Return (excludes
redemption charge)......        3.31%         3.97%         3.67%         2.53%(b)
Ratios/Supplementary Da-
ta:
 Net Assets, End of Pe-
 riod (000).............     $ 2,264       $ 1,255       $ 1,502       $ 1,305
 Ratio of expenses to
 average net assets.....        1.59%         1.61%         1.75%         1.75%(c)
 Ratio of net investment
 income to average net
 assets.................        3.25%         3.90%         3.61%         3.55%(c)
 Ratio of expenses to
 average net assets*....        1.73%         1.76%             **            **
 Ratio of net investment
 income to average net
 assets*................        3.11%         3.75%             **            **

----
 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** There were no voluntary fee reductions during this period.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                                 U.S. TREASURY MONEY MARKET FUND
                                                                    Trust Shares
                              Financial Highlights

                                     For the year ended September 30,
                               ------------------------------------------------
                                 1999      1998      1997      1996      1995
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
Period.......................  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                               --------  --------  --------  --------  --------
Investment Activities
 Net investment income.......     0.043     0.049     0.046     0.046     0.050
                               --------  --------  --------  --------  --------
  Total from Investment Ac-
  tivities...................     0.043     0.049     0.046     0.046     0.050
                               --------  --------  --------  --------  --------
Distributions
 Net investment income.......    (0.043)   (0.049)   (0.046)   (0.046)   (0.050)
                               --------  --------  --------  --------  --------
  Total Distributions........    (0.043)   (0.049)   (0.046)   (0.046)   (0.050)
                               --------  --------  --------  --------  --------
Net Asset Value, End of Peri-
od...........................  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                               ========  ========  ========  ========  ========
Total Return.................      4.34%     5.01%     4.71%     4.74%     5.07%
Ratios/Supplementary Data:
 Net Assets, End of Period
 (000).......................  $282,585  $235,796  $266,840  $205,974  $120,083
 Ratio of expenses to average
 net assets..................      0.59%     0.61%     0.75%     0.75%     0.72%
 Ratio of net investment in-
 come to average net assets..      4.26%     4.90%     4.61%     4.63%     4.97%
 Ratio of expenses to average
 net assets*.................      0.73%     0.76%     0.75%     0.75%     0.75%
 Ratio of net investment in-
 come to average net as-
 sets*.......................      4.11%     4.75%     4.61%     4.63%     4.95%

----
* During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND
Class A Shares
                              Financial Highlights

                                         For the year ended September 30,
                                        ---------------------------------------
                                         1999     1998    1997    1996    1995
                                        -------  ------  ------  ------  ------
Net Asset Value, Beginning of Period..  $ 10.06  $ 9.76  $ 9.73  $ 9.88  $ 9.60
                                        -------  ------  ------  ------  ------
Investment Activities
 Net investment income................     0.50    0.51    0.54    0.55    0.53
 Net realized and unrealized gain
 (loss) on investments................    (0.41)   0.30    0.03   (0.15)   0.29
                                        -------  ------  ------  ------  ------
  Total from Investment Activities....     0.09    0.81    0.57    0.40    0.82
                                        -------  ------  ------  ------  ------
Distributions
 Net investment income................    (0.50)  (0.51)  (0.54)  (0.55)  (0.54)
                                        -------  ------  ------  ------  ------
  Total Distributions.................    (0.50)  (0.51)  (0.54)  (0.55)  (0.54)
                                        -------  ------  ------  ------  ------
Net Asset Value, End of Period........  $  9.65  $10.06  $ 9.76  $ 9.73  $ 9.88
                                        =======  ======  ======  ======  ======
Total Return (excludes sales charge)..     0.95%   8.50%   6.07%   4.09%   8.74%
Ratios/Supplementary Data:
 Net Assets, End of Period (000)......  $ 4,626  $4,476  $5,151  $6,356  $7,102
 Ratio of expenses to average net as-
 sets.................................     1.02%   1.06%   1.11%   1.19%   1.17%
 Ratio of net investment income to av-
 erage net assets.....................     5.04%   5.15%   5.60%   5.55%   5.50%
 Ratio of expenses to average net as-
 sets*................................     1.42%   1.44%   1.46%   1.54%   1.58%
 Ratio of net investment income to av-
 erage net assets*....................     4.64%   4.77%   5.25%   5.20%   5.09%
 Portfolio turnover(a)................    99.99%  53.74%  87.99%  54.82% 106.81%

----
 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                  SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND
                                                                    Trust Shares
                              Financial Highlights

                                      For the year ended September 30,
                                 ----------------------------------------------
                                   1999      1998      1997     1996     1995
                                 --------  --------  --------  -------  -------
Net Asset Value, Beginning of
Period.........................  $  10.07  $   9.77  $   9.74  $  9.89  $  9.61
                                 --------  --------  --------  -------  -------
Investment Activities
 Net investment income.........      0.53      0.53      0.57     0.57     0.56
 Net realized and unrealized
 gain (loss) on investments....     (0.42)     0.30      0.03    (0.15)    0.28
                                 --------  --------  --------  -------  -------
  Total from Investment Activi-
  ties.........................      0.11      0.83      0.60     0.42     0.84
                                 --------  --------  --------  -------  -------
Distributions
 Net investment income.........     (0.53)    (0.53)    (0.57)   (0.57)   (0.56)
                                 --------  --------  --------  -------  -------
  Total Distributions..........     (0.53)    (0.53)    (0.57)   (0.57)   (0.56)
                                 --------  --------  --------  -------  -------
Net Asset Value, End of Peri-
od.............................  $   9.65  $  10.07  $   9.77  $  9.74  $  9.89
                                 ========  ========  ========  =======  =======
Total Return...................      1.10%     8.77%     6.33%    4.36%    9.01%
Ratios/Supplementary Data:
 Net Assets, End of Period
 (000).........................  $167,285  $157,329  $103,523  $62,621  $45,005
 Ratio of expenses to average
 net assets....................      0.77%     0.81%     0.86%    0.93%    0.93%
 Ratio of net investment income
 to average net assets.........      5.29%     5.40%     5.85%    5.81%    5.78%
 Ratio of expenses to average
 net assets*...................      0.92%     0.94%     0.96%    1.03%    1.08%
 Ratio of net investment income
 to average net assets*........      5.14%     5.27%     5.75%    5.71%    5.64%
 Portfolio turnover(a).........     99.99%    53.74%    87.99%   54.82%  106.81%

----
 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

INTERMEDIATE U.S. GOVERNMENT BOND FUND
Class A Shares
                              Financial Highlights

                                            For the year ended September 30,
                                        ---------------------------------------
                                         1999     1998    1997    1996    1995
                                        ------   ------  ------  ------  ------
Net Asset Value, Beginning of Period..  $10.57   $ 9.84  $ 9.63  $ 9.88  $ 9.33
                                        ------   ------  ------  ------  ------
Investment Activities
 Net investment income................    0.50     0.51    0.53    0.56    0.59
 Net realized and unrealized gain
 (loss) on investments................   (0.76)    0.74    0.21   (0.25)   0.55
                                        ------   ------  ------  ------  ------
  Total from Investment Activities....   (0.26)    1.25    0.74    0.31    1.14
                                        ------   ------  ------  ------  ------
Distributions
 Net investment income................   (0.50)   (0.52)  (0.53)  (0.56)  (0.59)
 Net realized gains...................   (0.11)      --      --      --      --
                                        ------   ------  ------  ------  ------
  Total Distributions.................   (0.61)   (0.52)  (0.53)  (0.56)  (0.59)
                                        ------   ------  ------  ------  ------
Net Asset Value, End of Period........  $ 9.70   $10.57  $ 9.84  $ 9.63  $ 9.88
                                        ======   ======  ======  ======  ======
Total Return (excludes sales charge)..   (2.49%)  13.07%   7.93%   3.17%  12.63%
Ratios/Supplementary Data:
 Net Assets, End of Period (000)......  $3,308   $4,562  $4,211  $3,659  $5,173
 Ratio of expenses to average net as-
 sets.................................    1.08%    1.09%   1.12%   1.13%   1.09%
 Ratio of net investment income to av-
 erage net assets.....................    5.00%    5.10%   5.49%   5.68%   6.22%
 Ratio of expenses to average net as-
 sets*................................    1.43%    1.44%   1.47%   1.48%   1.50%
 Ratio of net investment income to av-
 erage net assets*....................    4.65%    4.75%   5.14%   5.33%   5.81%
 Portfolio turnover(a)................   73.46%   60.98%  62.45%  76.29%  68.91%

----
 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                          INTERMEDIATE U.S. GOVERNMENT BOND FUND
                                                                  Class B Shares
                              Financial Highlights

                             For the       For the       For the     January 1,
                           year ended    year ended    year ended      1996 to
                          September 30, September 30, September 30, September 30,
                              1999          1998          1997        1996 (a)
                          ------------- ------------- ------------- -------------
Net Asset Value, Begin-
ning of Period..........     $10.54        $ 9.81        $ 9.60        $10.17
                             ------        ------        ------        ------
Investment Activities
 Net investment income..       0.43          0.43          0.46          0.31
 Net realized and
 unrealized gain (loss)
 on investments.........      (0.75)         0.74          0.21         (0.57)
                             ------        ------        ------        ------
  Total from Investment
  Activities............      (0.32)         1.17          0.67         (0.26)
                             ------        ------        ------        ------
Distributions
 Net investment income..      (0.43)        (0.44)        (0.46)        (0.31)
 Net realized gains.....      (0.11)           --            --            --
                             ------        ------        ------        ------
  Total Distributions...      (0.54)        (0.44)        (0.46)        (0.31)
                             ------        ------        ------        ------
Net Asset Value, End of
Period..................     $ 9.68        $10.54        $ 9.81        $ 9.60
                             ======        ======        ======        ======
Total Return (excludes
redemption charge)......      (3.13%)       12.26%         7.14%        (2.48%)(b)
Ratios/Supplementary Da-
ta:
 Net Assets, End of Pe-
 riod (000).............     $2,679        $1,314        $  623        $  353
 Ratio of expenses to
 average net assets.....       1.83%         1.84%         1.87%         1.85%(c)
 Ratio of net investment
 income to average net
 assets.................       4.28%         4.35%         4.74%         5.01%(c)
 Ratio of expenses to
 average net assets*....       1.93%         1.94%         1.97%         1.95%(c)
 Ratio of net investment
 income to average net
 assets*................       4.18%         4.25%         4.64%         4.91%(c)
 Portfolio turnover(d)..      73.46%        60.98%        62.45%        76.29%

----
 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

INTERMEDIATE U.S. GOVERNMENT BOND FUND
Trust Shares
                              Financial Highlights

                                    For the year ended September 30,
                               ------------------------------------------------
                                 1999       1998      1997      1996     1995
                               --------   --------  --------  --------  -------
Net Asset Value, Beginning of
Period.......................  $  10.59   $   9.85  $   9.64  $   9.89  $  9.34
                               --------   --------  --------  --------  -------
Investment Activities
 Net investment income.......      0.53       0.54      0.56      0.58     0.61
 Net realized and unrealized
 gain (loss) on investments..     (0.76)      0.75      0.21     (0.25)    0.55
                               --------   --------  --------  --------  -------
  Total from Investment Ac-
  tivities...................     (0.23)      1.29      0.77      0.33     1.16
                               --------   --------  --------  --------  -------
Distributions
 Net investment income.......     (0.53)     (0.55)    (0.56)    (0.58)   (0.61)
 Net realized gains..........     (0.11)        --        --        --       --
                               --------   --------  --------  --------  -------
  Total Distributions........     (0.64)     (0.55)    (0.56)    (0.58)   (0.61)
                               --------   --------  --------  --------  -------
Net Asset Value, End of Peri-
od...........................  $   9.72   $  10.59  $   9.85  $   9.64  $  9.89
                               ========   ========  ========  ========  =======
Total Return.................     (2.23%)    13.46%     8.20%     3.43%   12.91%
Ratios/Supplementary Data:
 Net Assets, End of Period
 (000).......................  $213,417   $186,256  $142,545  $119,633  $78,578
 Ratio of expenses to average
 net assets..................      0.83%      0.84%     0.87%     0.87%    0.85%
 Ratio of net investment in-
 come to average net assets..      5.26%      5.35%     5.74%     5.94%    6.43%
 Ratio of expenses to average
 net assets*.................      0.93%      0.94%     0.97%     0.97%    1.00%
 Ratio of net investment in-
 come to average net as-
 sets*.......................      5.16%      5.25%     5.64%     5.84%    6.28%
 Portfolio turnover(a).......     73.46%     60.98%    62.45%    76.29%   68.91%

----
 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                       NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
                                                                  Class A Shares
                              Financial Highlights

                                        For the year ended September 30,
                                      -----------------------------------------
                                       1999      1998     1997    1996    1995
                                      -------   -------  ------  ------  ------
Net Asset Value, Beginning of Peri-
od..................................  $ 10.52   $ 10.27  $10.05  $10.15  $ 9.78
                                      -------   -------  ------  ------  ------
Investment Activities
 Net investment income..............     0.40      0.42    0.40    0.36    0.36
 Net realized and unrealized gain
 (loss) on investments..............    (0.56)     0.25    0.22   (0.10)   0.37
                                      -------   -------  ------  ------  ------
  Total from Investment Activities..    (0.16)     0.67    0.62    0.26    0.73
                                      -------   -------  ------  ------  ------
Distributions
 Net investment income..............    (0.40)    (0.42)  (0.40)  (0.36)  (0.36)
 Net realized gains.................    (0.05)       --      --      --      --
 In excess of net realized gains....    (0.02)       --      --      --      --
                                      -------   -------  ------  ------  ------
  Total Distributions...............    (0.47)    (0.42)  (0.40)  (0.36)  (0.36)
                                      -------   -------  ------  ------  ------
Net Asset Value, End of Period......  $  9.89   $ 10.52  $10.27  $10.05  $10.15
                                      =======   =======  ======  ======  ======
Total Return (excludes sales
charge).............................    (1.53%)    6.63%   6.28%   2.61%   7.61%
Ratios/Supplementary Data:
 Net Assets, End of Period (000)....  $13,677   $11,592  $9,419  $9,261  $8,717
 Ratio of expenses to average net
 assets.............................     0.95%     0.96%   1.00%   1.11%   1.05%
 Ratio of net investment income to
 average net assets.................     3.95%     4.03%   3.94%   3.58%   3.63%
 Ratio of expenses to average net
 assets*............................     1.47%     1.48%   1.50%   1.61%   1.63%
 Ratio of net investment income to
 average net assets*................     3.44%     3.51%   3.44%   3.08%   3.05%
 Portfolio turnover(a)..............    39.70%    32.63%  16.98%  20.90%   9.38%

----
 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
Trust Shares
                              Financial Highlights

                                      For the year ended September 30,
                                   --------------------------------------------
                                    1999      1998     1997     1996     1995
                                   -------   -------  -------  -------  -------
Net Asset Value, Beginning of Pe-
riod.............................  $ 10.53   $ 10.27  $ 10.05  $ 10.15  $  9.78
                                   -------   -------  -------  -------  -------
Investment Activities
 Net investment income...........     0.42      0.43     0.41     0.38     0.37
 Net realized and unrealized gain
 (loss) on investments...........    (0.57)     0.26     0.22    (0.10)    0.37
                                   -------   -------  -------  -------  -------
  Total from Investment Activi-
  ties...........................    (0.15)     0.69     0.63     0.28     0.74
                                   -------   -------  -------  -------  -------
Distributions
 Net investment income...........    (0.42)    (0.43)   (0.41)   (0.38)   (0.37)
 Net realized gains..............    (0.05)       --       --       --       --
 In excess of net realized
 gains...........................    (0.02)       --       --       --       --
                                   -------   -------  -------  -------  -------
  Total Distributions............    (0.49)    (0.43)   (0.41)   (0.38)   (0.37)
                                   -------   -------  -------  -------  -------
Net Asset Value, End of Period...  $  9.89   $ 10.53  $ 10.27  $ 10.05  $ 10.15
                                   =======   =======  =======  =======  =======
Total Return.....................    (1.47%)    6.90%    6.43%    2.77%    7.77%
Ratios/Supplementary Data:
 Net Assets, End of Period
 (000)...........................  $70,430   $73,454  $61,120  $28,443  $28,091
 Ratio of expenses to average net
 assets..........................     0.80%     0.81%    0.85%    0.96%    0.91%
 Ratio of net investment income
 to average net assets...........     4.09%     4.18%    4.13%    3.72%    3.78%
 Ratio of expenses to average net
 assets*.........................     0.98%     0.98%    1.00%    1.11%    1.13%
 Ratio of net investment income
 to average net assets*..........     3.92%     4.01%    3.98%    3.57%    3.55%
 Portfolio turnover(a)...........    39.70%    32.63%   16.98%   20.90%    9.38%

----
 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                       SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND
                                                                  Class A Shares
                              Financial Highlights

                                                       For the     October 20,
                                                     year ended      1997 to
                                                    September 30, September 30,
                                                        1999        1998 (a)
                                                    ------------- -------------
Net Asset Value, Beginning of Period..............     $10.47        $10.00
                                                       ------        ------
Investment Activities
 Net investment income............................       0.38          0.31
 Net realized and unrealized gain (loss) on in-
 vestments........................................      (0.59)         0.47
                                                       ------        ------
  Total from Investment Activities................      (0.21)         0.78
                                                       ------        ------
Distributions
 Net investment income............................      (0.38)        (0.31)
 Net realized gains ..............................      (0.06)           --
 In excess of net realized gains..................      (0.02)           --
                                                       ------        ------
  Total Distributions.............................      (0.46)        (0.31)
                                                       ------        ------
Net Asset Value, End of Period....................     $ 9.80        $10.47
                                                       ======        ======
Total Return (excludes sales charge)..............      (2.09%)        7.91%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)..................     $1,160        $  297
 Ratio of expenses to average net assets..........       0.97%         1.04%(c)
 Ratio of net investment income to average net as-
 sets.............................................       3.72%         3.85%(c)
 Ratio of expenses to average net assets*.........       1.91%         1.97%(c)
 Ratio of net investment income to average net as-
 sets*............................................       2.78%         2.78%(c)
 Portfolio turnover(d)............................      71.96%        58.80%(b)

----
 * During the period, certain fees were voluntarily reduced or reimbursed. If such fee reductions or reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND
Trust Shares
                              Financial Highlights

                                                       For the     October 20,
                                                     year ended      1997 to
                                                    September 30, September 30,
                                                        1999        1998 (a)
                                                    ------------- -------------
Net Asset Value, Beginning of Period..............     $ 10.41       $ 10.00
                                                       -------       -------
Investment Activities
 Net investment income............................        0.39          0.38
 Net realized and unrealized gain (loss) on in-
 vestments........................................       (0.59)         0.41
                                                       -------       -------
  Total from Investment Activities................       (0.20)         0.79
                                                       -------       -------
Distributions
 Net investment income............................       (0.39)        (0.38)
 Net realized gains...............................       (0.06)           --
 In excess of net realized gains..................       (0.02)           --
                                                       -------       -------
  Total Distributions.............................       (0.47)        (0.38)
                                                       -------       -------
Net Asset Value, End of Period....................     $  9.74       $ 10.41
                                                       =======       =======
Total Return......................................       (1.98%)        8.02%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)..................     $16,295       $18,242
 Ratio of expenses to average net assets..........        0.82%         0.88%(c)
 Ratio of net investment income to average net as-
 sets.............................................        3.86%         3.88%(c)
 Ratio of expenses to average net assets*.........        1.41%         1.39%(c)
 Ratio of net investment income to average net as-
 sets*............................................        3.26%         3.37%(c)
 Portfolio turnover(d)............................       71.96%        58.80%(b)

----
 * During the period, certain fees were voluntarily reduced or reimbursed. If such fee reductions or reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                             VIRGINIA INTERMEDIATE TAX-FREE FUND
                                                                  Class A Shares
                              Financial Highlights

                                                                     May 17,
                                                                     1999 to
                                                                  September 30,
                                                                     1999(d)
                                                                  -------------
Net Asset Value, Beginning of Period............................     $11.24
                                                                     ------
Investment Activities
 Net investment income..........................................       0.30
 Net realized and unrealized loss on investments................      (0.38)
                                                                     ------
  Total from Investment Activities..............................      (0.08)
                                                                     ------
Distributions
 Net investment income..........................................      (0.30)
                                                                     ------
  Total Distributions...........................................      (0.30)
                                                                     ------
Net Asset Value, End of Period..................................     $10.86
                                                                     ======
Total Return (excludes sales charge)............................      (0.66%)(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)................................     $   74
 Ratio of expenses to average net assets........................       1.00% (c)
 Ratio of net investment income to average net assets...........       4.05% (c)
 Ratio of expenses to average net assets*.......................       1.51% (c)
 Ratio of net investment income to average net assets*..........       3.53% (c)
 Portfolio turnover(a)..........................................      27.05% (b)

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(b) Not annualized.
(c) Annualized.
(d) Period from commencement of operations.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

VIRGINIA INTERMEDIATE TAX-FREE FUND
Trust Shares
                              Financial Highlights

                                                                    May 17,
                                                                    1999 to
                                                                 September 30,
                                                                    1999(d)
                                                                 -------------
Net Asset Value, Beginning of Period...........................     $ 11.24
                                                                    -------
Investment Activities
 Net investment income.........................................        0.17
 Net realized and unrealized loss on investments...............       (0.38)
                                                                    -------
  Total from Investment Activities.............................       (0.21)
                                                                    -------
Distributions
 Net investment income.........................................       (0.17)
                                                                    -------
  Total Distributions..........................................       (0.17)
                                                                    -------
Net Asset Value, End of Period.................................     $ 10.86
                                                                    =======
Total Return...................................................       (1.77%)(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)...............................     $79,353
 Ratio of expenses to average net assets.......................        0.88% (c)
 Ratio of net investment income to average net assets..........        4.18% (c)
 Ratio of expenses to average net assets*......................        0.99% (c)
 Ratio of net investment income to average net assets*.........        4.07% (c)
 Portfolio turnover(a).........................................       27.05% (b)

----
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(b) Not annualized.
(c) Annualized.
(d) Period from commencement of operations.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                                    GROWTH AND INCOME STOCK FUND
                                                                  Class A Shares
                              Financial Highlights

                                       For the year ended September 30,
                                    -------------------------------------------
                                     1999     1998     1997     1996     1995
                                    -------  -------  -------  -------  -------
Net Asset Value, Beginning of Pe-
riod..............................  $ 18.48  $ 19.98  $ 15.31  $ 12.97  $ 11.26
                                    -------  -------  -------  -------  -------
Investment Activities
 Net investment income............     0.25     0.23     0.26     0.26     0.25
 Net realized and unrealized gain
 (loss) on investments............     1.93    (0.17)    5.30     2.43     1.98
                                    -------  -------  -------  -------  -------
  Total from Investment Activi-
  ties............................     2.18     0.06     5.56     2.69     2.23
                                    -------  -------  -------  -------  -------
Distributions
 Net investment income............    (0.25)   (0.23)   (0.26)   (0.26)   (0.25)
 Net realized gains...............    (0.81)   (1.33)   (0.63)   (0.09)   (0.12)
 In excess of net realized gains..       --       --       --       --    (0.15)
                                    -------  -------  -------  -------  -------
  Total Distributions.............    (1.06)   (1.56)   (0.89)   (0.35)   (0.52)
                                    -------  -------  -------  -------  -------
Net Asset Value, End of Period....  $ 19.60  $ 18.48  $ 19.98  $ 15.31  $ 12.97
                                    =======  =======  =======  =======  =======
Total Return (excludes sales
charge)...........................    11.64%    0.10%   37.80%   20.97%   20.62%
Ratios/Supplementary Data:
 Net Assets, End of Period (000)..  $38,604  $39,817  $34,679  $18,949  $10,842
 Ratio of expenses to average net
 assets...........................     1.10%    1.10%    1.09%    1.11%    1.07%
 Ratio of net investment income to
 average net assets...............     1.22%    1.18%    1.52%    1.82%    2.15%
 Ratio of expenses to average net
 assets*..........................     1.59%    1.59%    1.58%    1.60%    1.60%
 Ratio of net investment income to
 average net assets*..............     0.73%    0.69%    1.03%    1.33%    1.62%
 Portfolio turnover(a)............    13.52%   13.17%   22.66%   19.82%    8.73%

----
 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

GROWTH AND INCOME STOCK FUND
Class B Shares
                              Financial Highlights
                       See notes to financial statements

                             For the       For the       For the     January 1,
                           year ended    year ended    year ended      1996 to
                          September 30, September 30, September 30, September 30,
                              1999          1998          1997        1996 (a)
                          ------------- ------------- ------------- -------------
Net Asset Value,
Beginning of Period.....     $ 18.42       $ 19.93       $ 15.29       $13.78
                             -------       -------       -------       ------
Investment Activities
 Net investment income..        0.11          0.09          0.13         0.13
 Net realized and
 unrealized gain (loss)
 on investments.........        1.90         (0.18)         5.28         1.52
                             -------       -------       -------       ------
  Total from Investment
  Activities............        2.01         (0.09)         5.41         1.65
                             -------       -------       -------       ------
Distributions
 Net investment income..       (0.11)        (0.09)        (0.14)       (0.14)
 Net realized gains.....       (0.81)        (1.33)        (0.63)          --
                             -------       -------       -------       ------
  Total Distributions...       (0.92)        (1.42)        (0.77)       (0.14)
                             -------       -------       -------       ------
Net Asset Value, End of
Period..................     $ 19.51       $ 18.42       $ 19.93       $15.29
                             =======       =======       =======       ======
Total Return (excludes
redemption charge)......       10.73%        (0.67%)       36.70%       12.01%(b)
Ratios/Supplementary Da-
ta:
 Net Assets, End of
 Period (000)...........     $38,590       $32,455       $16,690       $3,880
 Ratio of expenses to
 average net assets.....        1.84%         1.85%         1.84%        1.85%(c)
 Ratio of net investment
 income to average net
 assets.................        0.47%         0.43%         0.77%        1.13%(c)
 Ratio of expenses to
 average net assets*....        2.08%         2.09%         2.08%        2.09%(c)
 Ratio of net investment
 income to average net
 assets*................        0.23%         0.19%         0.53%        0.89%(c)
 Portfolio turnover(d)..       13.52%        13.17%        22.66%       19.82%

----
 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                                                    GROWTH AND INCOME STOCK FUND
                                                                    Trust Shares
                              Financial Highlights
                       See notes to financial statements

                                     For the year ended September 30,
                               ------------------------------------------------
                                 1999      1998      1997      1996      1995
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
Period.......................  $  18.52  $  20.02  $  15.34  $  12.99  $  11.28
                               --------  --------  --------  --------  --------
Investment Activities
 Net investment income.......      0.30      0.28      0.30      0.29      0.28
 Net realized and unrealized
 gain (loss) on investments..      1.93     (0.17)     5.31      2.44      1.98
                               --------  --------  --------  --------  --------
  Total from Investment
  Activities.................      2.23      0.11      5.61      2.73      2.26
                               --------  --------  --------  --------  --------
Distributions
 Net investment income.......     (0.30)    (0.28)    (0.30)    (0.29)    (0.28)
 Net realized gains..........     (0.81)    (1.33)    (0.63)    (0.09)    (0.12)
 In excess of net realized
 gains.......................        --        --        --        --     (0.15)
                               --------  --------  --------  --------  --------
  Total Distributions........     (1.11)    (1.61)    (0.93)    (0.38)    (0.55)
                               --------  --------  --------  --------  --------
Net Asset Value, End of
Period.......................  $  19.64  $  18.52  $  20.02  $  15.34  $  12.99
                               ========  ========  ========  ========  ========
Total Return.................     11.89%     0.35%    38.13%    21.31%    20.88%
Ratios/Supplementary Data:
 Net Assets, End of Period
 (000).......................  $379,321  $348,613  $308,984  $206,659  $145,603
 Ratio of expenses to average
 net assets..................      0.84%     0.85%     0.84%     0.86%     0.82%
 Ratio of net investment
 income to average net
 assets......................      1.47%     1.43%     1.77%     2.07%     2.40%
 Ratio of expenses to average
 net assets*.................      1.09%     1.09%     1.08%     1.10%     1.10%
 Ratio of net investment
 income to average net
 assets*.....................      1.23%     1.19%     1.53%     1.83%     2.11%
 Portfolio turnover(a).......     13.52%    13.17%    22.66%    19.82%     8.73%

----
 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

BALANCED FUND
Class A Shares
                              Financial Highlights

                                       For the year ended September 30,
                                    -------------------------------------------
                                     1999     1998     1997     1996     1995
                                    -------  -------  -------  -------  -------
Net Asset Value, Beginning of Pe-
riod..............................  $ 13.82  $ 13.63  $ 11.96  $ 11.04  $  9.76
                                    -------  -------  -------  -------  -------
Investment Activities
 Net investment income............     0.35     0.39     0.45     0.43     0.44
 Net realized and unrealized gain
 on investments...................     0.74     0.54     2.04     0.92     1.27
                                    -------  -------  -------  -------  -------
  Total from Investment Activi-
  ties............................     1.09     0.93     2.49     1.35     1.71
                                    -------  -------  -------  -------  -------
Distributions
Net investment income.............    (0.35)   (0.39)   (0.45)   (0.43)   (0.43)
Net realized gains................    (0.73)   (0.35)   (0.37)      --       --
                                    -------  -------  -------  -------  -------
  Total Distributions.............    (1.08)   (0.74)   (0.82)   (0.43)   (0.43)
                                    -------  -------  -------  -------  -------
Net Asset Value, End of Period....  $ 13.83  $ 13.82  $ 13.63  $ 11.96  $ 11.04
                                    =======  =======  =======  =======  =======
Total Return (excludes sales
charge)...........................     7.72%    6.89%   21.76%   12.43%   18.00%
Ratios/Supplementary Data:
 Net Assets, End of Period (000)..  $21,207  $21,948  $17,234  $12,456  $ 9,257
 Ratio of expenses to average net
 assets...........................     1.15%    1.17%    1.18%    1.20%    1.17%
 Ratio of net investment income to
 average net assets...............     2.43%    2.75%    3.63%    3.78%    4.27%
 Ratio of expenses to average net
 assets*..........................     1.64%    1.66%    1.67%    1.69%    1.71%
 Ratio of net investment income to
 average net assets*..............     1.94%    2.26%    3.14%    3.29%    3.73%
 Portfolio turnover(a)............    35.98%   31.85%   27.07%   19.87%   23.68%

----
 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                                                   BALANCED FUND
                                                                  Class B Shares
                              Financial Highlights

                             For the       For the       For the     January 1,
                           year ended    year ended    year ended      1996 to
                          September 30, September 30, September 30, September 30,
                              1999          1998          1997        1996 (a)
                          ------------- ------------- ------------- -------------
Net Asset Value, Begin-
ning of Period..........     $ 13.76       $ 13.57       $11.91        $11.54
                             -------       -------       ------        ------
Investment Activities
 Net investment income..        0.26          0.28         0.36          0.27
 Net realized and
 unrealized gain on in-
 vestments..............        0.71          0.55         2.04          0.37
                             -------       -------       ------        ------
  Total from Investment
  Activities............        0.97          0.83         2.40          0.64
                             -------       -------       ------        ------
Distributions
 Net investment income..       (0.25)        (0.29)       (0.37)        (0.27)
 Net realized gains.....       (0.73)        (0.35)       (0.37)           --
                             -------       -------       ------        ------
  Total Distributions...       (0.98)        (0.64)       (0.74)        (0.27)
                             -------       -------       ------        ------
Net Asset Value, End of
Period..................     $ 13.75       $ 13.76       $13.57        $11.91
                             =======       =======       ======        ======
Total Return (excludes
redemption charge)......        6.82%         6.16%       20.90%         5.67%(b)
Ratios/Supplementary Da-
ta:
 Net Assets, End of Pe-
 riod (000).............     $21,610       $15,183       $6,360        $2,339
 Ratio of expenses to
 average net assets.....        1.90%         1.92%        1.93%         1.95%(c)
 Ratio of net investment
 income to average net
 assets.................        1.70%         1.98%        2.88%         3.13%(c)
 Ratio of expenses to
 average net assets*....        2.14%         2.16%        2.17%         2.18%(c)
 Ratio of net investment
 income to average net
 assets*................        1.46%         1.74%        2.64%         2.90%(c)
 Portfolio turnover(d)..       35.98%        31.85%       27.07%        19.87%

----
 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

BALANCED FUND
Trust Shares
                              Financial Highlights

                                      For the year ended September 30,
                                  ---------------------------------------------
                                    1999      1998     1997     1996     1995
                                  --------  --------  -------  -------  -------
Net Asset Value, Beginning of
Period..........................  $  13.79  $  13.60  $ 11.93  $ 11.01  $  9.74
                                  --------  --------  -------  -------  -------
Investment Activities
 Net investment income..........      0.39      0.42     0.49     0.46     0.46
 Net realized and unrealized
 gain on investments............      0.74      0.54     2.04     0.92     1.27
                                  --------  --------  -------  -------  -------
  Total from Investment Activi-
  ties..........................      1.13      0.96     2.53     1.38     1.73
                                  --------  --------  -------  -------  -------
Distributions
 Net investment income..........     (0.39)    (0.42)   (0.49)   (0.46)   (0.46)
 Net realized gains.............     (0.73)    (0.35)   (0.37)      --       --
                                  --------  --------  -------  -------  -------
  Total Distributions...........     (1.12)    (0.77)   (0.86)   (0.46)   (0.46)
                                  --------  --------  -------  -------  -------
Net Asset Value, End of Period..  $  13.80  $  13.79  $ 13.60  $ 11.93  $ 11.01
                                  ========  ========  =======  =======  =======
Total Return....................      8.01%     7.18%   22.11%   12.74%   18.23%
Ratios/Supplementary Data:
 Net Assets, End of Period
 (000)..........................  $120,278  $108,943  $88,524  $69,374  $49,794
 Ratio of expenses to average
 net assets.....................      0.90%     0.92%    0.93%    0.95%    0.92%
 Ratio of net investment income
 to average net assets..........      2.69%     3.00%    3.88%    4.03%    4.51%
 Ratio of expenses to average
 net assets*....................      1.14%     1.16%    1.17%    1.19%    1.21%
 Ratio of net investment income
 to average net assets*.........      2.45%     2.76%    3.64%    3.79%    4.22%
 Portfolio turnover(a)..........     35.98%    31.85%   27.07%   19.87%   23.68%

----
 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                                       LARGE COMPANY GROWTH FUND
                                                                  Class A Shares
                              Financial Highlights

                                                      For the     October 3,
                                                    year ended      1997 to
                                                   September 30, September 30,
                                                       1999        1998 (a)
                                                   ------------- -------------
Net Asset Value, Beginning of Period.............     $ 9.62        $10.00
                                                      ------        ------
Investment Activities
 Net investment loss.............................      (0.04)           --
 Net realized and unrealized gain (loss) on in-
 vestments.......................................       2.94         (0.25)
                                                      ------        ------
  Total from Investment Activities...............       2.90         (0.25)
                                                      ------        ------
Distributions
 Net investment income...........................         --         (0.03)
 Net realized gains..............................      (0.56)           --
 In excess of net realized gains.................         --         (0.10)
                                                      ------        ------
  Total Distributions............................      (0.56)        (0.13)
                                                      ------        ------
Net Asset Value, End of Period...................     $11.96        $ 9.62
                                                      ======        ======
Total Return (excludes sales charge).............      30.93%        (2.54%)(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000).................     $5,912        $1,938
 Ratio of expenses to average net assets.........       1.22%         1.39% (c)
 Ratio of net investment loss to average net as-
 sets............................................      (0.34%)       (0.04%)(c)
 Ratio of expenses to average net assets*........       1.71%         1.87% (c)
 Ratio of net investment loss to average net as-
 sets*...........................................      (0.83%)       (0.52%)(c)
 Portfolio turnover(d)...........................      67.59%       108.36% (b)

----
 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

LARGE COMPANY GROWTH FUND
Class B Shares
                              Financial Highlights

                                                      For the     October 3,
                                                    year ended      1997 to
                                                   September 30, September 30,
                                                       1999        1998 (a)
                                                   ------------- -------------
Net Asset Value, Beginning of Period.............     $  9.58       $ 10.00
                                                      -------       -------
Investment Activities
 Net investment loss.............................       (0.12)        (0.02)
 Net realized and unrealized gain (loss) on
 investments.....................................        2.92         (0.29)
                                                      -------       -------
 Total from Investment Activities................        2.80         (0.31)
                                                      -------       -------
Distributions
 Net investment income...........................          --         (0.01)
 Net realized gains..............................       (0.56)           --
 In excess of net realized gains.................          --         (0.10)
                                                      -------       -------
 Total Distributions.............................       (0.56)        (0.11)
                                                      -------       -------
Net Asset Value, End of Period...................     $ 11.82       $  9.58
                                                      =======       =======
Total Return (excludes redemption charge)........       29.97%        (3.13%)(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000).................     $12,289       $ 3,985
 Ratio of expenses to average net assets.........        1.97%         2.14% (c)
 Ratio of net investment loss to average net
 assets..........................................       (1.08%)       (0.78%)(c)
 Ratio of expenses to average net assets*........        2.21%         2.37% (c)
 Ratio of net investment loss to average net
 assets*.........................................       (1.32%)       (1.01%)(c)
 Portfolio turnover(d)...........................       67.59%       108.36% (b)

----
 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                                       LARGE COMPANY GROWTH FUND
                                                                    Trust Shares
                              Financial Highlights
                       See notes to financial statements

                                                      For the     October 3,
                                                    year ended      1997 to
                                                   September 30, September 30,
                                                       1999        1998 (a)
                                                   ------------- -------------
Net Asset Value, Beginning of Period.............     $  9.63       $ 10.00
                                                      -------       -------
Investment Activities
 Net investment income (loss)....................       (0.01)         0.04
 Net realized and unrealized gain (loss) on in-
 vestments.......................................        2.93         (0.27)
                                                      -------       -------
 Total from Investment Activities................        2.92         (0.23)
                                                      -------       -------
Distributions
 Net investment income...........................          --         (0.04)
 Net realized gains..............................       (0.56)        (0.10)
                                                      -------       -------
 Total Distributions.............................       (0.56)        (0.14)
                                                      -------       -------
Net Asset Value, End of Period...................     $ 11.99       $  9.63
                                                      =======       =======
Total Return.....................................       31.15%        (2.33%)(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000).................     $90,635       $50,975
 Ratio of expenses to average net assets.........        0.98%         1.06% (c)
 Ratio of net investment income (loss) to average
 net assets......................................       (0.08%)        0.41% (c)
 Ratio of expenses to average net assets*........        1.22%         1.30% (c)
 Ratio of net investment income (loss) to average
 net assets*.....................................       (0.32%)        0.17% (c)
 Portfolio turnover(d)...........................       67.59%       108.36% (b)

----
 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

SMALL COMPANY GROWTH FUND
Class A Shares
                              Financial Highlights

                       See notes to financial statements

                                                                      December 7,
                           For the year ended September 30,             1994 to
                          -----------------------------------------  September 30,
                            1999       1998       1997      1996       1995 (a)
                          --------   --------   --------   --------  -------------
Net Asset Value, Begin-
ning of Period..........  $  17.50   $  23.33   $  21.06   $ 14.53      $10.00
                          --------   --------   --------   -------      ------
Investment Activities
 Net investment loss....     (0.28)     (0.29)     (0.15)    (0.20)      (0.08)
 Net realized and
 unrealized gain (loss)
 on investments.........      7.70      (5.23)      2.44      6.73        4.61
                          --------   --------   --------   -------      ------
 Total from Investment
 Activities.............      7.42      (5.52)      2.29      6.53        4.53
                          --------   --------   --------   -------      ------
Distributions
 In excess of net real-
 ized gains.............        --      (0.31)     (0.02)       --          --
                          --------   --------   --------   -------      ------
 Total Distributions....        --      (0.31)     (0.02)       --          --
                          --------   --------   --------   -------      ------
Net Asset Value, End of
Period..................  $  24.92   $  17.50   $  23.33   $ 21.06      $14.53
                          ========   ========   ========   =======      ======
Total Return (excludes
sales charge)...........     42.32%    (23.81%)    10.90%    44.94%      45.30% (b)
Ratios/Supplementary Da-
ta:
 Net Assets, End of Pe-
 riod (000).............  $ 11,336   $  9,456   $ 12,676   $ 7,413      $1,096
 Ratio of expenses to
 average net assets.....      1.80%      1.86%      1.89%     2.01%       2.50% (c)
 Ratio of net investment
 loss to average net as-
 sets...................     (1.23%)    (1.36%)    (1.29%)   (1.26%)     (1.56%)(c)
 Ratio of expenses to
 average net assets*....      2.05%      2.11%      2.14%     2.26%       2.84% (c)
 Ratio of net investment
 loss to average net as-
 sets*..................     (1.48%)    (1.61%)    (1.54%)   (1.51%)     (1.90%)(c)
 Portfolio turnover(d)..    184.39%    157.44%     80.66%    71.62%      46.97% (b)

----
 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                                                       SMALL COMPANY GROWTH FUND
                                                                  Class B Shares
                              Financial Highlights
                       See notes to financial statements

                             For the       For the       For the     January 1,
                           year ended    year ended    year ended      1996 to
                          September 30, September 30, September 30, September 30,
                              1999          1998          1997        1996 (a)
                          ------------- ------------- ------------- -------------
Net Asset Value, Begin-
ning of Period..........     $ 17.13       $23.02        $20.92        $15.24
                             -------       ------        ------        ------
Investment Activities
 Net investment loss....       (0.41)       (0.39)        (0.20)        (0.21)
 Net realized and
 unrealized gain (loss)
 on investments.........        7.49        (5.19)         2.32          5.89
                             -------       ------        ------        ------
 Total from Investment
 Activities.............        7.08        (5.58)         2.12          5.68
                             -------       ------        ------        ------
Distributions
 In excess of net real-
 ized gains.............          --        (0.31)        (0.02)           --
                             -------       ------        ------        ------
 Total Distributions....          --        (0.31)        (0.02)           --
                             -------       ------        ------        ------
Net Asset Value, End of
Period..................     $ 24.21       $17.13        $23.02        $20.92
                             =======       ======        ======        ======
Total Return (excludes
redemption charge)......       41.25%      (24.40%)       10.16%        37.27% (b)
Ratios/Supplementary Da-
ta:
 Net Assets, End of Pe-
 riod (000).............     $11,054       $8,609        $8,869        $3,200
 Ratio of expenses to
 average net assets.....        2.55%        2.61%         2.64%         2.72% (c)
 Ratio of net investment
 loss to average net as-
 sets...................       (1.98%)      (2.11%)       (2.04%)       (2.01%)(c)
 Portfolio turnover(d)..      184.39%      157.44%        80.66%        71.62%

----
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

SMALL COMPANY GROWTH FUND
Trust Shares
                              Financial Highlights
                       See notes to financial statements

                                                                    December 7,
                          For the year ended September 30,            1994 to
                          --------------------------------------   September 30,
                            1999      1998      1997      1996       1995 (a)
                          --------   -------   -------   -------   -------------
Net Asset Value, Begin-
ning of Period..........  $  17.69   $ 23.52   $ 21.18   $ 14.57      $ 10.00
                          --------   -------   -------   -------      -------
Investment Activities
 Net investment loss....     (0.22)    (0.20)    (0.11)    (0.17)       (0.07)
 Net realized and
 unrealized gain (loss)
 on investments.........      7.78     (5.32)     2.47      6.78         4.64
                          --------   -------   -------   -------      -------
 Total from Investment
 Activities.............      7.56     (5.52)     2.36      6.61         4.57
                          --------   -------   -------   -------      -------
Distributions
 In excess of net real-
 ized gains.............        --     (0.31)    (0.02)       --           --
                          --------   -------   -------   -------      -------
 Total Distributions....        --     (0.31)    (0.02)       --           --
                          --------   -------   -------   -------      -------
Net Asset Value, End of
Period..................  $  25.25   $ 17.69   $ 23.52   $ 21.18      $ 14.57
                          ========   =======   =======   =======      =======
Total Return............     42.66%   (23.62%)   11.17%    45.37%       45.70% (b)
Ratios/Supplementary Da-
ta:
 Net Assets, End of Pe-
 riod (000).............  $105,725   $65,180   $58,660   $36,373      $16,962
 Ratio of expenses to
 average net assets.....      1.54%     1.61%     1.64%     1.79%        2.33% (c)
 Ratio of net investment
 loss to average net as-
 sets...................     (0.98%)   (1.11%)   (1.04%)   (1.00%)      (1.34%)(c)
 Ratio of expenses to
 average net assets*....      1.55%     1.61%     1.64%     1.79%        2.24% (c)
 Ratio of net investment
 loss to average net as-
 sets*..................     (0.98%)   (1.11%)   (1.04%)   (1.00%)      (1.43%)(c)
 Portfolio turnover(d)..    184.39%   157.44%    80.66%    71.62%       46.97% (b)

----
 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                                                              INTERNATIONAL FUND
                                                                  Class A Shares
                              Financial Highlights

                                        For the       For the     January 2,
                                      year ended    year ended      1997 to
                                     September 30, September 30, September 30,
                                         1999          1998        1997 (a)
                                     ------------- ------------- -------------
Net Asset Value, Beginning of Peri-
od.................................     $ 9.91        $11.24        $10.00
                                        ------        ------        ------
Investment Activities
 Net investment income (loss)......      (0.01)         0.03          0.03
 Net realized and unrealized gain
 (loss) on investments and foreign
 currency transactions.............       2.78         (1.09)         1.25
                                        ------        ------        ------
  Total from Investment Activi-
  ties.............................       2.77         (1.06)         1.28
                                        ------        ------        ------
Distributions
 Net investment income.............      (0.03)        (0.03)        (0.02)
 Net realized gains................      (0.17)        (0.23)           --
 In excess of net investment in-
 come..............................         --         (0.01)        (0.02)
                                        ------        ------        ------
  Total Distributions..............      (0.20)        (0.27)        (0.04)
                                        ------        ------        ------
Net Asset Value, End of Period.....     $12.48        $ 9.91        $11.24
                                        ======        ======        ======
Total Return (excludes sales
charge)............................      28.33%        (9.60%)       12.84% (b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)...     $1,906        $1,314        $  833
 Ratio of expenses to average net
 assets............................       1.81%         1.75%         1.97% (c)
 Ratio of net investment income
 (loss) to average net assets......      (0.07%)        0.26%         0.14% (c)
 Ratio of expenses to average net
 assets*...........................       2.06%         2.01%         2.24% (c)
 Ratio of net investment income
 (loss) to average net assets*.....      (0.32%)        0.00%        (0.13%)(c)
 Portfolio turnover(d).............      82.00%        53.27%        41.45% (b)

----
 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

INTERNATIONAL FUND
Class B Shares
                              Financial Highlights

                                        For the       For the     January 2,
                                      year ended    year ended      1997 to
                                     September 30, September 30, September 30,
                                         1999          1998        1997 (a)
                                     ------------- ------------- -------------
Net Asset Value, Beginning of Peri-
od.................................     $ 9.85        $ 11.23       $10.00
                                        ------        -------       ------
Investment Activities
 Net investment loss...............      (0.10)         (0.04)       (0.01)
 Net realized and unrealized gain
 (loss) on investments and foreign
 currency transactions.............       2.77          (1.10)        1.26
                                        ------        -------       ------
  Total from Investment Activi-
  ties.............................       2.67          (1.14)        1.25
                                        ------        -------       ------
Distributions
 Net investment income.............      (0.01)            --           --
 Net realized gains................      (0.17)         (0.23)          --
 In excess of net investment in-
 come..............................         --          (0.01)       (0.02)
                                        ------        -------       ------
  Total Distributions..............      (0.18)         (0.24)       (0.02)
                                        ------        -------       ------
Net Asset Value, End of Period.....     $12.34        $  9.85       $11.23
                                        ======        =======       ======
Total Return (excludes redemption
charge)............................      27.46%        (10.29%)      12.51% (b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)...     $2,378        $ 1,923       $1,179
 Ratio of expenses to average net
 assets............................       2.56%          2.50%        2.69% (c)
 Ratio of net investment loss to
 average net assets................      (0.84%)        (0.50%)      (0.62%)(c)
 Ratio of expenses to average net
 assets*...........................       2.56%          2.51%        2.74% (c)
 Ratio of net investment loss to
 average net assets*...............      (0.84%)        (0.51%)      (0.66%)(c)
 Portfolio turnover(d).............      82.00%         53.27%       41.45% (b)

----
 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                                              INTERNATIONAL FUND
                                                                    Trust Shares
                              Financial Highlights

                                         For the       For the     January 2,
                                       year ended    year ended      1997 to
                                      September 30, September 30, September 30,
                                          1999          1998        1997 (a)
                                      ------------- ------------- -------------
Net Asset Value, Beginning of Peri-
od..................................     $  9.95       $ 11.28       $ 10.00
                                         -------       -------       -------
Investment Activities
 Net investment income..............        0.02          0.06          0.03
 Net realized and unrealized gain
 (loss) on investments and foreign
 currency transactions..............        2.80         (1.10)         1.30
                                         -------       -------       -------
  Total from Investment Activities..        2.82         (1.04)         1.33
                                         -------       -------       -------
Distributions
 Net investment income..............       (0.04)        (0.06)        (0.02)
 Net realized gains.................       (0.17)        (0.23)           --
 In excess of net investment in-
 come...............................          --            --         (0.03)
                                         -------       -------       -------
  Total Distributions...............       (0.21)        (0.29)        (0.05)
                                         -------       -------       -------
Net Asset Value, End of Period......     $ 12.56       $  9.95       $ 11.28
                                         =======       =======       =======
Total Return........................       28.70%        (9.45%)       13.34%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)....     $97,447       $70,356       $52,373
 Ratio of expenses to average net
 assets.............................        1.56%         1.50%         1.79%(c)
 Ratio of net investment income to
 average net assets.................        0.18%         0.50%         0.32%(c)
 Ratio of expenses to average net
 assets*............................        1.56%         1.51%         1.81%(c)
 Ratio of net investment income to
 average net assets*................        0.18%         0.49%         0.30%(c)
 Portfolio turnover(d)..............       82.00%        53.27%        41.45%

----
 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

CAPITAL MANAGER CONSERVATIVE GROWTH FUND
Class A Shares
                              Financial Highlights

                                                       For the     January 29,
                                                     year ended      1998 to
                                                    September 30, September 30,
                                                        1999        1998 (a)
                                                    ------------- -------------
Net Asset Value, Beginning of Period..............     $10.05        $10.09
                                                       ------        ------
Investment Activities
 Net investment income............................       0.30          0.19
 Net realized and unrealized gain (loss) on in-
 vestments with affiliates........................       0.52         (0.01)
                                                       ------        ------
  Total from Investment Activities................       0.82          0.18
                                                       ------        ------
Distributions
 Net investment income............................      (0.31)        (0.22)
 Net realized gains...............................      (0.17)           --
                                                       ------        ------
  Total Distributions.............................      (0.48)        (0.22)
                                                       ------        ------
Net Asset Value, End of Period....................     $10.39        $10.05
                                                       ======        ======
Total Return (excludes sales charge)..............       8.19%         1.89%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)..................     $  532        $  119
 Ratio of expenses to average net assets..........       0.62%         0.83%(c)
 Ratio of net investment income to average net as-
 sets.............................................       2.95%         2.91%(c)
 Ratio of expenses to average net assets*.........       1.07%         1.33%(c)
 Ratio of net investment income to average net as-
 sets*............................................       2.49%         2.41%(c)
 Portfolio turnover(d)............................      16.45%         4.28%

----
The expense ratios noted do not include the effect of the expenses of the underlying funds.
 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                        CAPITAL MANAGER CONSERVATIVE GROWTH FUND
                                                                  Class B Shares
                              Financial Highlights

                             January 29,
                               1999 to
                            September 30,
                              1999 (a)
                            -------------
Net Asset Value, Beginning
of Period.................     $10.54
                               ------
Investment Activities
 Net investment income....       0.21
 Net realized and
 unrealized loss on in-
 vestments with affili-
 ates.....................      (0.15)
                               ------
  Total from Investment
  Activities..............       0.06
                               ------
Distributions
 Net investment income....      (0.21)
                               ------
  Total Distributions.....      (0.21)
                               ------
Net Asset Value, End of
Period....................     $10.39
                               ======
Total Return (excludes re-
demption charge)..........       0.59%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period
 (000)....................     $  110
 Ratio of expenses to av-
 erage net assets.........       1.35%(c)
 Ratio of net investment
 income to average net as-
 sets.....................       3.92%(c)
 Ratio of expenses to av-
 erage net assets*........       1.75%(c)
 Ratio of net investment
 income to average net as-
 sets*....................       3.52%(c)
 Portfolio turnover(d)....      16.45%

----
The expense ratios noted above do not include the effect of the expenses of the underlying funds.
 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

CAPITAL MANAGER CONSERVATIVE GROWTH FUND
Trust Shares
                              Financial Highlights

                                                       For the     October 2,
                                                     year ended      1997 to
                                                    September 30, September 30,
                                                        1999        1998 (a)
                                                    ------------- -------------
Net Asset Value, Beginning of Period..............     $ 10.08       $ 10.00
                                                       -------       -------
Investment Activities
 Net investment income............................        0.32          0.32
 Net realized and unrealized gain on investments
 with affiliates..................................        0.53          0.08
                                                       -------       -------
  Total from Investment Activities................        0.85          0.40
                                                       -------       -------
Distributions
 Net investment income............................       (0.33)        (0.32)
 Net realized gains...............................       (0.17)           --
                                                       -------       -------
  Total Distributions.............................       (0.50)        (0.32)
                                                       -------       -------
Net Asset Value, End of Period....................     $ 10.43       $ 10.08
                                                       =======       =======
Total Return......................................        8.47%         3.95%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)..................     $32,590       $23,773
 Ratio of expenses to average net assets..........        0.38%         0.47%(c)
 Ratio of net investment income to average net as-
 sets.............................................        3.15%         3.12%(c)
 Ratio of expenses to average net assets*.........        0.58%         0.67%(c)
 Ratio of net investment income to average net as-
 sets*............................................        2.95%         2.92%(c)
 Portfolio turnover(d)............................       16.45%         4.28%

----
The expense ratios noted above do not include the effect of the expenses of the underlying funds.
 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                            CAPITAL MANAGER MODERATE GROWTH FUND
                                                                  Class A Shares
                              Financial Highlights

                                                       For the     January 29,
                                                     year ended      1998 to
                                                    September 30, September 30,
                                                        1999        1998 (a)
                                                    ------------- -------------
Net Asset Value, Beginning of Period..............     $ 9.85        $10.01
                                                       ------        ------
Investment Activities
 Net investment income............................       0.22          0.15
 Net realized and unrealized gain (loss) on in-
 vestments with affiliates........................       1.06         (0.15)
                                                       ------        ------
  Total from Investment Activities................       1.28            --
                                                       ------        ------
Distributions
 Net investment income............................      (0.23)        (0.16)
 Net realized gains...............................      (0.25)           --
                                                       ------        ------
  Total Distributions.............................      (0.48)        (0.16)
                                                       ------        ------
Net Asset Value, End of Period....................     $10.65        $ 9.85
                                                       ======        ======
Total Return (excludes sales charge)..............      13.07%         0.10%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)..................     $1,635        $1,146
 Ratio of expenses to average net assets..........       0.68%         0.93%(c)
 Ratio of net investment income to average net as-
 sets.............................................       1.93%         1.93%(c)
 Ratio of expenses to average net assets*.........       1.13%         1.39%(c)
 Ratio of net investment income to average net as-
 sets*............................................       1.48%         1.47%(c)
 Portfolio turnover(d)............................      17.33%         4.85%

----
The expense ratios noted above do not include the effect of the expenses of the underlying funds.
 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

CAPITAL MANAGER MODERATE GROWTH FUND
Class B Shares
                              Financial Highlights

                                                                    January 29,
                                                                      1999 to
                                                                   September 30,
                                                                     1999 (a)
                                                                   -------------
Net Asset Value, Beginning of Period.............................     $10.64
                                                                      ------
Investment Activities
 Net investment income...........................................       0.14
                                                                      ------
  Total from Investment Activities...............................       0.14
                                                                      ------
Distributions
 Net investment income...........................................      (0.14)
                                                                      ------
 Total Distributions.............................................      (0.14)
                                                                      ------
Net Asset Value, End of Period...................................     $10.64
                                                                      ======
Total Return (excludes redemption charge)........................       1.29%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000).................................     $  197
 Ratio of expenses to average net assets.........................       1.47%(c)
 Ratio of net investment income to average net assets............       2.54%(c)
 Ratio of expenses to average net assets*........................       1.78%(c)
 Ratio of net investment income to average net assets*...........       2.23%(c)
 Portfolio turnover(d)...........................................      17.33%

----
The expense ratios noted above do not include the effect of the expenses of the underlying funds.
 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                            CAPITAL MANAGER MODERATE GROWTH FUND
                                                                    Trust Shares
                              Financial Highlights

                                                       For the     October 2,
                                                     year ended      1997 to
                                                    September 30, September 30,
                                                        1999        1998 (a)
                                                    ------------- -------------
Net Asset Value, Beginning of Period..............     $  9.85       $ 10.00
                                                       -------       -------
Investment Activities
 Net investment income............................        0.25          0.23
 Net realized and unrealized gain (loss) on in-
 vestments with affiliates........................        1.05         (0.16)
                                                       -------       -------
  Total from Investment Activities................        1.30          0.07
                                                       -------       -------
Distributions
 Net investment income............................       (0.25)        (0.22)
 Net realized gains...............................       (0.25)           --
                                                       -------       -------
  Total Distributions.............................       (0.50)        (0.22)
                                                       -------       -------
Net Asset Value, End of Period....................     $ 10.65       $  9.85
                                                       =======       =======
Total Return......................................       13.34%         0.68%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)..................     $26,800       $21,682
 Ratio of expenses to average net assets..........        0.43%         0.46%(c)
 Ratio of net investment income to average net as-
 sets.............................................        2.17%         2.21%(c)
 Ratio of expenses to average net assets*.........        0.63%         0.66%(c)
 Ratio of net investment income to average net as-
 sets*............................................        1.97%         2.01%(c)
 Portfolio turnover(d)............................       17.33%         4.85%

----
The expense ratios noted above do not include the effect of the expenses of the underlying funds.
 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

CAPITAL MANAGER GROWTH FUND
Class A Shares
                              Financial Highlights

                                                      For the     January 29,
                                                    year ended      1998 to
                                                   September 30, September 30,
                                                       1999        1998 (a)
                                                   ------------- -------------
Net Asset Value, Beginning of Period.............     $ 9.67        $ 9.93
                                                      ------        ------
Investment Activities
 Net investment income...........................       0.15          0.10
 Net realized and unrealized gain (loss) on in-
 vestments with affiliates.......................       1.46         (0.26)
                                                      ------        ------
  Total from Investment Activities...............       1.61         (0.16)
                                                      ------        ------
Distributions
 Net investment income...........................      (0.17)        (0.10)
 Net realized gains..............................      (0.32)           --
                                                      ------        ------
  Total Distributions............................      (0.49)        (0.10)
                                                      ------        ------
Net Asset Value, End of Period...................     $10.79        $ 9.67
                                                      ======        ======
Total Return (excludes sales charge).............      16.81%        (1.45%)(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000).................     $  990        $  276
 Ratio of expenses to average net assets.........       0.69%         0.90% (c)
 Ratio of net investment income to average net
 assets..........................................       1.24%         1.16% (c)
 Ratio of expenses to average net assets*........       1.14%         1.38% (c)
 Ratio of net investment income to average net
 assets*.........................................       0.78%         0.68% (c)
 Portfolio turnover(d)...........................      17.93%         7.69%

----
The expense ratios noted above do not include the effect of the expenses of the underlying funds.
 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

                                                     CAPITAL MANAGER GROWTH FUND
                                                                  Class B Shares
                              Financial Highlights

                             January 29,
                               1999 to
                            September 30,
                              1999 (a)
                            -------------
Net Asset Value, Beginning
of Period.................     $10.69
                               ------
Investment Activities
 Net investment income....       0.10
 Net realized and
 unrealized gain on in-
 vestments with affili-
 ates.....................       0.10
                               ------
  Total from Investment
  Activities..............       0.20
                               ------
Distributions
 Net investment income....      (0.10)
                               ------
  Total Distributions.....      (0.10)
                               ------
Net Asset Value, End of
Period....................     $10.79
                               ======
Total Return (excludes re-
demption charge)..........       1.87%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period
 (000)....................     $  163
 Ratio of expenses to av-
 erage net assets.........       1.94%(c)
 Ratio of net investment
 income to average net as-
 sets.....................       1.16%(c)
 Ratio of expenses to av-
 erage net assets*........       2.14%(c)
 Ratio of net investment
 income to average net as-
 sets*....................       0.96%(c)
 Portfolio turnover(d)....      17.93%

----
The expense ratios noted above do not include the effect of the expenses of the underlying funds.
 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements

                              [LOGO OF BB&T FUNDS]

CAPITAL MANAGER GROWTH FUND
Trust Shares
                              Financial Highlights

                                                      For the     October 2,
                                                    year ended      1997 to
                                                   September 30, September 30,
                                                       1999        1998 (a)
                                                   ------------- -------------
Net Asset Value, Beginning of Period.............     $  9.68       $ 10.00
                                                      -------       -------
Investment Activities
 Net investment income...........................        0.17          0.16
 Net realized and unrealized gain (loss) on in-
 vestments with affiliates.......................        1.45         (0.32)
                                                      -------       -------
  Total from Investment Activities...............        1.62         (0.16)
                                                      -------       -------
Distributions
 Net investment income...........................       (0.19)        (0.16)
 Net realized gains..............................       (0.32)           --
                                                      -------       -------
  Total Distributions............................       (0.51)        (0.16)
                                                      -------       -------
Net Asset Value, End of Period...................     $ 10.79       $  9.68
                                                      =======       =======
Total Return.....................................       16.96%        (1.72%)(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000).................     $24,063       $21,370
 Ratio of expenses to average net assets.........        0.46%         0.47% (c)
 Ratio of net investment income to average net
 assets..........................................        1.43%         1.53% (c)
 Ratio of expenses to average net assets*........        0.66%         0.67% (c)
 Ratio of net investment income to average net
 assets*.........................................        1.23%         1.33% (c)
 Portfolio turnover(d)...........................       17.93%         7.69%

----
The expense ratios noted above do not include the effect of the expenses of the underlying funds.
 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements

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


                          Independent Auditors' Report

The Shareholders and Board of Trustees of the BB&T Funds:

We have audited the accompanying statements of assets and liabilities of the BB&T Funds comprised of the Prime Money Market Fund, U.S. Treasury Money Market Fund, Short-Intermediate U.S. Government Income Fund, Intermediate U.S. Government Bond Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, Growth and Income Stock Fund, Balanced Fund, Large Company Growth Fund, Small Company Growth Fund, International Equity Fund, Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund and Capital Manager Growth Fund, including the schedules of portfolio investments, as of September 30, 1999, and the related statements of operations, statements of changes in net assets, statements of cash flows and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the BB&T Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of September 30, 1999, by confirmation with the custodian, brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising the BB&T Funds as of September 30, 1999, the results of their operations and their cash flows, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
November 12, 1999

                              [LOGO OF BB&T FUNDS]

     BB&T Funds
     Sensible Investing for Generations/TM/

       Annual Report

         To Shareholders


               INVESTMENT ADVISOR
 Branch Banking and Trust Company
     434 Fayetteville Street Mall
                Raleigh, NC 27601


                      DISTRIBUTOR
              BISYS Fund Services
                3435 Stelzer Road
               Columbus, OH 43219

                    LEGAL COUNSEL
                     Ropes & Gray
              1301 K Street, N.W.
                     Suite 800 E.
            Washington D.C. 20005

                   TRANSFER AGENT
              BISYS Fund Services
                3435 Stelzer Road
               Columbus, OH 43219

                         AUDITORS
                         KPMG LLP
 Two Nationwide Plaza, Suite 1600
               Columbus, OH 43215

               September 30, 1999